SEC File Nos.  002-33371
811-01880

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 70(X)

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 51(X)
____________

THE INCOME FUND OF AMERICA
(Exact Name of Registrant as Specified in Charter)

One Market, Steuart Tower, Suite 1800, San Francisco, California 94105-1409
 (Address of Principal Executive Offices) (ZIP Code)

Registrant's Telephone Number, Including Area Code:  (415) 421-9360
____________

Patrick F. Quan
Secretary
The Income Fund of America
One Market
Steuart Tower, Suite 1800
San Francisco, California 94105-1409

(Name and Address of Agent for Service)

Copy to:

Michael Glazer
Bingham McCutchen LLP
 355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106
 (Counsel for the Registrant)
____________

Approximate date of proposed public offering:

[X]It is proposed that this filing will become effective on October 1, 2010, pursuant to paragraph (b) of Rule 485.

Pursuant to Rule 414 under the Securities Act of 1933, The Income Fund of America, a Delaware statutory trust, as successor of The Income Fund of America, Inc., a Maryland corporation, is filing this amendment to the registration statement of The Income Fund of America, Inc., and expressly adopts the registration statement of The Income Fund of America, Inc. as its own for all purposes of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended.

The Income Fund
of America®

Class A B C	Ticker AMECX IFABX IFACX	F-1 F-2 529-A 529-B	IFAFX AMEFX CIMAX CIMBX	529-C 529-E 529-F-1	CIMCX CIMEX CIMFX

Prospectus
October 1, 2010

Investment objectives   1
Fees and expenses of the fund   1
Principal investment strategies   2
Principal risks   3
Investment results   4
Management   6
Purchase and sale of fund shares   7
Tax information   7
Payments to broker-dealers and other financial intermediaries   7
Investment objectives, strategies and risks   8
Additional investment results   10
Management and organization   11

Shareholder information  15
Choosing a share class   16
Purchase, exchange and sale of shares   19
Sales charges   25
Sales charge reductions and waivers   28
Rollovers from retirement plans to IRAs   31
Plans of distribution   32
Other compensation to dealers   32
How to sell shares   33
Distributions and taxes   34
Financial highlights   36

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

 Investment objectives

The fund’s investment objectives are to provide you with current income while secondarily striving for capital growth.

 Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 28 of the prospectus and on page 63 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
	Share classes
	A and 529-A	B and 529-B	C and 529-C	529-E	F-1, F-2 and 529-F-1
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	none	5.00%	1.00%	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none
Maximum annual account fee (529 share classes only)	$10	$10	$10	$10	$10

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Share classes
	A	B	C	F-1	F-2
Management fees	0.26%	0.26%	0.26%	0.26%	0.26%
Distribution and/or service (12b-1) fees	0.24	1.00	1.00	0.24	none
Other expenses	0.11	0.12	0.17	0.15	0.16
Total annual fund operating expenses	0.61	1.38	1.43	0.65	0.42

	529-A	529-B	529-C	529-E	529-F-1
Management fees	0.26%	0.26%	0.26%	0.26%	0.26%
Distribution and/or service (12b-1) fees	0.22	1.00	1.00	0.50	0.00
Other expenses	0.21	0.23	0.22	0.21	0.21
Total annual fund operating expenses	0.69	1.49	1.48	0.97	0.47

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$634	$759	$ 896	$1,293
B	640	837	955	1,447
C	246	452	782	1,713
F-1	66	208	362	810
F-2	43	135	235	530
529-A	661	822	996	1,489
529-B	671	910	1,070	1,664
529-C	270	507	865	1,868
529-E	119	348	594	1,293
529-F-1	68	190	322	698

For the share classes listed below, you would pay the following if you did not redeem your shares:

Share classes	1 year	3 years	5 years	10 years
B	$140	$437	$755	$1,447
C	146	452	782	1,713
529-B	171	510	870	1,664
529-C	170	507	865	1,868

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 35% of the average value of its portfolio.

 Principal investment strategies

Normally, the fund invests primarily in income-producing securities. These include equity securities, such as dividend-paying common stocks, and debt securities, such as interest-paying bonds.

Generally, at least 60% of the fund’s assets will be invested in common stocks and other equity-type securities. However, the composition of the fund’s investments in equity, debt and cash or money market instruments may vary substantially depending on various factors, including market conditions. The fund may also invest up to 25% of its assets in equity securities of issuers domiciled outside the United States and not included in Standard & Poor’s 500 Composite Index. In addition, the fund may invest up to 20% of its assets in lower quality, higher yielding nonconvertible debt securities (rated Ba1 and BB+ or below by Moody’s Investors Service or Standard & Poor’s Corporation or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.” The fund may also invest up to 10% of its assets in debt securities of issuers domiciled outside the U.S.; however, these securities must be denominated in U.S. dollars.

The investment adviser uses a system of multiple portfolio counselors in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual counselors who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

 Principal risks

You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market risks — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Interest rate risks — The prices of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, “call” or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Credit risks — Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

High yield bond and long maturity risks — Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. In addition, longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Risks of investing outside the U.S. — Investments in securities issued by entities based outside the United States may be subject to the risks described above to a greater extent and may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investments in securities issued by entities domiciled in the United States may also be subject to many of these risks.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

 Investment results

The bar chart on page 5 shows how the fund’s investment results have varied from year to year, and the table on page 5 shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. Barclays Capital U.S. Aggregate Index is a gauge of the U.S. investment-grade bond market and reflects a portion of the fixed-income securities in which the fund may invest. The Lipper Income Funds Index includes some of the largest mutual funds that disclose investment objectives that are reasonably comparable to the fund’s income objective. This information provides some indication of the risks of investing in the fund. Past results (before and after taxes) are not predictive of future results. Updated information on the fund’s results can be obtained by visiting americanfunds.com.

Highest/Lowest quarterly results during this time period were:

Highest                     14.13%                        (quarter ended September 30, 2009)

Lowest                   –15.43%                          (quarter ended December 31, 2008)

The fund’s total return for the six months ended June 30, 2010, was –3.52%.

Average annual total returns For the periods ended December 31, 2009 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A − Before taxes	12/1/1973	17.34%	1.51%	5.39%	11.21%
− After taxes on distributions		16.00	0.22	3.78	N/A
− After taxes on distributions and sale of fund shares		11.76	0.94	3.91	N/A

Share class (before taxes)	Inception date	1 year	5 years	Lifetime
B	3/15/2000	18.56%	1.62%	5.91%
C	3/15/2001	22.47	1.88	4.71
F-1	3/15/2001	24.43	2.66	5.52
F-2	8/1/2008	24.81	N/A	–0.68
529-A	2/15/2002	17.28	1.43	4.85
529-B	2/19/2002	18.46	1.48	4.88
529-C	2/19/2002	22.46	1.80	4.89
529-E	2/25/2002	23.99	2.32	5.28
529-F-1	9/17/2002	24.64	2.81	7.27

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
S&P 500 (reflects no deductions for fees, expenses or taxes)	26.47%	0.42%	–0.95%	10.48%
Barclays Capital U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	5.93	4.97	6.33	N/A
Lipper Income Funds Index (reflects no deductions for fees or taxes)	21.23	3.19	4.02	N/A
Class A annualized 30-day yield at July 31, 2010: 3.91% (For current yield information, please call American FundsLine® at 800/325-3590.)

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

 Management

Investment adviser

Capital Research and Management Company

Portfolio counselors

The individuals primarily responsible for the portfolio management of the fund are:

Portfolio counselor/ Fund title (if applicable)	Experience managing assets in this fund	Primary title with investment adviser
Hilda L. Applbaum Vice Chairman of the Board	16 years	Senior Vice President – Capital World Investors
David C. Barclay President	14 years	Senior Vice President – Fixed Income, Capital Research and Management Company
Abner D. Goldstine Senior Vice President	37 years	Senior Vice President – Fixed Income, Capital Research and Management Company
Dina N. Perry Senior Vice President	18 years	Senior Vice President – Capital World Investors
Andrew B. Suzman Senior Vice President	14 years	Senior Vice President – Capital World Investors
Joanna F. Jonsson Vice President	16 years	Senior Vice President – Capital World Investors
John H. Smet Vice President	18 years	Senior Vice President – Fixed Income, Capital Research and Management Company
Steven T. Watson Vice President	13 years	Senior Vice President – Capital World Investors
Grant L. Cambridge	12 years	Senior Vice President – Capital World Investors
James R. Mulally	4 years	Senior Vice President – Fixed Income, Capital Research and Management Company

 Purchase and sale of fund shares

Purchase minimums (for all share classes)
To establish an account (including retirement plan and 529 accounts)	$250
For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account	25
To add to an account	50
For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account	25

You may sell (redeem) shares through your dealer or financial adviser or by writing to American Funds Service Company at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at 800/421-0180; faxing American Funds Service Company at 888/421-4351; or accessing our website at americanfunds.com.

 Tax information

Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you or your account are tax-exempt or tax-deferred.

 Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

 Investment objectives, strategies and risks

The fund’s investment objectives are to provide you with current income while secondarily striving for capital growth. Normally, the fund invests primarily in income-producing securities. These include equity securities, such as dividend-paying common stocks, and debt securities, such as interest-paying bonds.

Generally, at least 60% of the fund’s assets will be invested in common stocks and other equity-type securities. However, the composition of the fund’s investments in equity, debt and cash or money market instruments may vary substantially depending on various factors, including market conditions. The fund may also invest up to 25% of its assets in equity securities of issuers domiciled outside the United States and not included in Standard & Poor’s 500 Composite Index. In addition, the fund may invest up to 20% of its assets in lower quality, higher yielding nonconvertible debt securities (rated Ba1 and BB+ or below by Moody’s Investors Service or Standard & Poor’s Corporation or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.” The fund may also invest up to 10% of its assets in debt securities of issuers domiciled outside the U.S.; however, these securities must be denominated in U.S. dollars.

The prices of, and the income generated by, the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

The prices of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, “call” or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. In addition, longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

The fund’s investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis, as well as by monitoring economic and legislative developments, but there can be no assurance that it will be successful at doing so.

Investments in securities issued by entities based outside the United States may be subject to the risks described above to a greater extent. These investments may also be affected by currency controls; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investments in securities issued by entities domiciled in the United States may also be subject to many of these risks.

The fund may also hold cash or money market instruments. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may hold a significant portion of its assets in such securities. The investment adviser may determine that it is appropriate to take such action in response to certain circumstances, such as periods of market turmoil. A larger percentage of such holdings could moderate the fund’s investment results in a period of rising market prices. A larger percentage of cash or money market instruments could reduce the magnitude of the fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information. You should consider how this fund fits into your overall investment program.

 Additional investment results

Unlike the table on page 5, the table below reflects the fund’s results calculated without sales charges.

Average annual total returns For the periods ended December 31, 2009 (without sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A − Before taxes	12/1/1973	24.51%	2.72%	6.01%	11.39%
− After taxes on distributions		23.08	1.41	4.40	N/A
− After taxes on distributions and sale of fund shares		16.45	1.97	4.47	N/A

Share class (before taxes)	Inception date	1 year	5 years	Lifetime
B	3/15/2000	23.56%	1.93%	5.91%
C	3/15/2001	23.47	1.88	4.71
F-1	3/15/2001	24.43	2.66	5.52
F-2	8/1/2008	24.81	N/A	–0.68
529-A	2/15/2002	24.46	2.63	5.64
529-B	2/19/2002	23.46	1.80	4.88
529-C	2/19/2002	23.46	1.80	4.89
529-E	2/25/2002	23.99	2.32	5.28
529-F-1	9/17/2002	24.64	2.81	7.27

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
S&P 500 (reflects no deductions for fees, expenses or taxes)	26.47%	0.42%	–0.95%	10.48%
Barclays Capital U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	5.93	4.97	6.33	N/A
Lipper Income Funds Index (reflects no deductions for fees or taxes)	21.23	3.19	4.02	N/A
Class A distribution rate at December 31, 2009: 4.45%* (For current distribution rate information, please call American FundsLine at 800/325-3590.)

*	The distribution rate is based on actual dividends paid to Class A shareholders over a 12-month period. Capital gain distributions, if any, are added back to net asset value to determine the rate.

The investment results tables above and on page 5 show how the fund’s average annual total returns compare with various broad measures of market results. Standard & Poor’s 500 Composite Index is a market capitalization-weighted index based on the average weighted results of 500 widely held common stocks. This index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. Barclays Capital U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. This index was not in existence as of the date Capital Research and Management Company became the fund’s investment adviser; therefore, lifetime results are not shown. Lipper Income Funds Index is an equally weighted index of funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges or taxes. This index was not in existence as of the date Capital Research and Management Company became the fund’s investment adviser; therefore, lifetime results are not shown.

All fund results reflected in the “Investment results” section of this prospectus and this “Additional investment results” section reflect the reinvestment of dividends and capital gain distributions, if any. Unless otherwise noted, fund results reflect any fee waivers and/or expense reimbursements in effect during the period presented.

 Management and organization

Investment adviser

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071, and 6455 Irvine Center Drive, Irvine, California 92618. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears in the Annual Fund Operating Expenses table under “Fees and expenses of the fund.” As described more fully in the fund’s statement of additional information, the management fee is based on the daily net assets of the fund and the fund’s monthly gross investment income. A discussion regarding the basis for the approval of the fund’s investment advisory and service agreement by the fund’s board of trustees is contained in the fund’s semi-annual report to shareholders for the fiscal period ended January 31, 2010.

Capital Research and Management Company manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and manages fixed-income assets through its Fixed Income division. Capital World Investors and Capital Research Global Investors make investment decisions on an independent basis.

Rather than remain as investment divisions, Capital World Investors and Capital Research Global Investors may be incorporated into wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or both of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its Fixed Income division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and Management

Company and each of the funds it advises have applied to the U.S. Securities and Exchange Commission for an exemptive order that would give Capital Research and Management Company the authority to use, upon approval of the fund’s board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund’s shareholders approved this arrangement at a meeting of the fund’s shareholders on November 24, 2009. There is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority, if granted, under an exemptive order.

Execution of portfolio transactions

The investment adviser places orders with broker-dealers for the fund’s portfolio transactions. In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. Subject to best execution, the investment adviser may consider investment research and/or brokerage services provided to the adviser in placing orders for the fund’s portfolio transactions. The investment adviser may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of funds managed by the investment adviser or its affiliated companies; however, it does not give consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund’s portfolio transactions. A more detailed description of the investment adviser’s policies is included in the fund’s statement of additional information.

Portfolio holdings

Portfolio holdings information for the fund is available on the American Funds website at americanfunds.com. To reach this information, access the fund’s detailed information page on the website. A list of the fund’s top 10 equity holdings, updated as of each month-end, is generally posted to this page within 14 days after the end of the applicable month. A link to the fund’s complete list of publicly disclosed portfolio holdings, updated as of each calendar quarter-end, is generally posted to this page within 45 days after the end of the applicable quarter. Both lists remain available on the website until new information for the next month or quarter is posted. Portfolio holdings information for the fund is also contained in reports filed with the U.S. Securities and Exchange Commission.

A description of the fund’s policies and procedures regarding disclosure of information about its portfolio holdings is available in the statement of additional information.

Multiple portfolio counselor system

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors who decide how their respective segments will be invested. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions. The table below shows the investment experience and role in management of the fund for each of the fund’s primary portfolio counselors.

Portfolio counselor	Investment experience	Experience managing assets in this fund	Role in management of the fund
Hilda L. Applbaum	Investment professional for 24 years in total; 16 years with Capital Research and Management Company or affiliate	16 years (including 3 years of experience as an investment analyst for the fund)	Serves as an equity portfolio counselor
David C. Barclay	Investment professional for 29 years in total; 22 years with Capital Research and Management Company or affiliate	14 years	Serves as a fixed-income portfolio counselor
Abner D. Goldstine	Investment professional for 58 years in total; 43 years with Capital Research and Management Company or affiliate	37 years	Serves as a fixed-income portfolio counselor
Dina N. Perry	Investment professional for 33 years in total; 19 years with Capital Research and Management Company or affiliate	18 years	Serves as an equity portfolio counselor
Andrew B. Suzman	Investment professional for 17 years, all with Capital Research and Management Company or affiliate	14 years (including 4 years of experience as an investment analyst for the fund)	Serves as an equity portfolio counselor

Portfolio counselor	Investment experience	Experience managing assets in this fund	Role in management of the fund
Joanna F. Jonsson	Investment professional for 21 years in total; 20 years with Capital Research and Management Company or affiliate	16 years (including 9 years of experience as an investment analyst for the fund)	Serves as an equity portfolio counselor
John H. Smet	Investment professional for 28 years in total; 27 years with Capital Research and Management Company or affiliate	18 years	Serves as a fixed-income portfolio counselor
Steven T. Watson	Investment professional for 23 years in total; 21 years with Capital Research and Management Company or affiliate	13 years (including 6 years of experience as an investment analyst for the fund)	Serves as an equity portfolio counselor
Grant L. Cambridge	Investment professional for 18 years in total; 13 years with Capital Research and Management Company or affiliate	12 years (including 5 years of experience as an investment analyst for the fund)	Serves as an equity portfolio counselor
James R. Mulally	Investment professional for 35 years in total; 30 years with Capital Research and Management Company or affiliate	4 years	Serves as a fixed-income portfolio counselor

Information regarding the portfolio counselors’ compensation, their ownership of securities in the fund and other accounts they manage is in the statement of additional information.

 Shareholder information

Shareholder services

American Funds Service Company®,  the fund’s transfer agent, offers a wide range of services that you can use to alter your investment program should your needs or circumstances change. These services may be terminated or modified at any time upon 60 days’ written notice.

A more detailed description of policies and services is included in the fund’s statement of additional information and the owner’s guide sent to new American Funds shareholders entitled Welcome. Class 529 shareholders should also refer to the applicable program description for information on policies and services specifically relating to their account(s). These documents are available by writing to or calling American Funds Service Company. Certain privileges and/or services described on the following pages of this prospectus and in the statement of additional information may not be available to you depending on your investment dealer. Please see your financial adviser or investment dealer for more information.

 Choosing a share class

The fund offers different classes of shares through this prospectus. Class A, C, F-1 and F-2 shares are available through various investment programs or accounts, including certain types of retirement plans (see limitations below). The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund. Unless otherwise noted, references in this prospectus to Class F shares refer to both Class F-1 and F-2 shares.

Class B and 529-B shares may not be purchased or acquired, except by exchange from Class B or 529-B shares of another fund in the American Funds family. Any investment received by the fund that is intended for Class B or 529-B shares will instead be invested in Class A or 529-A shares and will be subject to any applicable sales charges.

Shareholders with investments in Class B and 529-B shares may continue to hold such shares until they convert to Class A or 529-A shares. However, no additional investments will be accepted in Class B or 529-B shares. Dividends and capital gain distributions may continue to be reinvested in Class B or 529-B shares until their conversion dates. In addition, shareholders invested in Class B or 529-B shares will be able to exchange those shares for Class B or 529-B shares of other American Funds offering Class B or 529-B shares until they convert.

Investors residing in any state may purchase Class 529 shares through an account established with a 529 college savings plan managed by the American Funds organization. Class 529-A, 529-B, 529-C and 529-F-1 shares are structured similarly to the corresponding Class A, B, C and F-1 shares. For example, the same initial sales charges apply to Class 529-A shares as to Class A shares. Class 529-E shares are available only to investors participating through an eligible employer plan.

Each share class represents an investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. When you purchase shares of the fund, you should choose a share class. If none is chosen, your investment will be made in Class A shares or, in the case of a 529 plan investment, Class 529-A shares.

Factors you should consider when choosing a class of shares include:

•	how long you expect to own the shares;

•	how much you intend to invest;

•	total expenses associated with owning shares of each class;

•
whether you qualify for any reduction or waiver of sales charges (for example, Class A or 529-A shares may be a less expensive option over time, particularly if you qualify for a sales charge reduction or waiver);

•
whether you plan to take any distributions in the near future (for example, the contingent deferred sales charge will not be waived if you sell your Class 529-B or 529-C shares to cover higher education expenses); and

•	availability of share classes:

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Class C shares are not available to retirement plans that do not currently invest in such shares and that are eligible to invest in Class R shares, including employer-sponsored retirement plans such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, and money purchase pension and profit-sharing plans; and

—
Class F and 529-F-1 shares are generally available only to fee-based programs of investment dealers that have special agreements with the fund’s distributor and to certain registered investment advisers.

Each investor’s financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you.

Unless otherwise noted, references to Class A, B, C or F-1 shares on the following pages also refer to the corresponding Class 529-A, 529-B, 529-C or 529-F-1 shares.

Summary of the primary differences among share classes
Class A shares
Initial sales charge	up to 5.75% (reduced for purchases of $25,000 or more and eliminated for purchases of $1 million or more)
Contingent deferred sales charge	none (except that a charge of 1.00% applies to certain redemptions made within one year following purchases of $1 million or more without an initial sales charge)
12b-1 fees	up to .25% annually (for Class 529-A shares, may not exceed .50% annually)
Dividends	generally higher than other classes due to lower annual expenses, but may be lower than Class F-1 shares, depending on relative expenses, and lower than Class F-2 shares due to 12b-1 fees
Purchase maximum	none
Conversion	none
Class B shares
Initial sales charge	none
Contingent deferred sales charge	starts at 5.00%, declining to 0% six years after purchase
12b-1 fees	up to 1.00% annually
Dividends	generally lower than Class A and F shares due to higher 12b-1 fees and other expenses, but higher than Class C shares due to lower other expenses
Purchase maximum	Class B shares may not be purchased or acquired except by exchange from Class B shares of other American Funds
Conversion	automatic conversion to Class A or 529-A shares in the month of the eight-year anniversary of the purchase date, reducing future annual expenses
Class C shares
Initial sales charge	none
Contingent deferred sales charge	1.00% if shares are sold within one year after purchase
12b-1 fees	up to 1.00% annually
Dividends	generally lower than other classes due to higher 12b-1 fees and other expenses
Purchase maximum	see the discussion regarding purchase minimums and maximums in “Purchase and exchange of shares”
Conversion	automatic conversion to Class F-1 shares in the month of the 10-year anniversary of the purchase date, reducing future annual expenses (Class 529-C shares will not convert to Class 529-F-1 shares)

Class 529-E shares
Initial sales charge	none
Contingent deferred sales charge	none
12b-1 fees	currently up to .50% annually (may not exceed .75% annually)
Dividends	generally higher than Class 529-B and 529-C shares due to lower 12b-1 fees, but lower than Class 529-A and 529-F-1 shares due to higher 12b-1 fees
Purchase maximum	none
Conversion	none

Summary of the primary differences among share classes
Class F-1 shares
Initial sales charge	none
Contingent deferred sales charge	none
12b-1 fees	currently up to .25% annually (may not exceed .50% annually)
Dividends	generally higher than Class B and C shares due to lower 12b-1 fees, but may be higher than Class A shares, depending on relative expenses, and lower than Class F-2 shares due to 12b-1 fees
Purchase maximum	none
Conversion	none
Class F-2 shares
Initial sales charge	none
Contingent deferred sales charge	none
12b-1 fees	none
Dividends	generally higher than other classes due to absence of 12b-1 fees
Purchase maximum	none
Conversion	none

 Purchase, exchange and sale of shares

The fund’s transfer agent, on behalf of the fund and American Funds Distributors,®  the fund’s distributor, is required by law to obtain certain personal information from you or any other person(s) acting on your behalf in order to verify your or such person’s identity. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially criminal activity, the fund and American Funds Distributors reserve the right to close your account or take such other action they deem reasonable or required by law.

When purchasing shares, you should designate the fund or funds in which you wish to invest. If no fund is designated and the amount of your cash investment is more than $5,000, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days. Your investment will be made at the net asset value (plus any applicable sales charge in the case of Class A shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares of American Funds Money Market Fund® on the third business day after receipt of your investment.

If no fund is designated and the amount of your cash investment is $5,000 or less, your money will be invested in the same proportion and in the same fund or funds in which your last cash investment (excluding exchanges) was made, provided that such investment was made within the last 16 months. If no investment was made within the last 16 months, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days. Your investment will be made at the net asset value (plus any applicable sales charge in the case of Class A shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares of American Funds Money Market Fund on the third business day after receipt of your investment.

Purchase of Class A and C shares

You may generally open an account and purchase Class A and C shares by contacting any financial adviser (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund’s shares. You may purchase additional shares in various ways, including through your financial adviser and by mail, telephone, the Internet and bank wire.

Purchase of Class F shares

You may generally open an account and purchase Class F shares only through fee-based programs of investment dealers that have special agreements with the fund’s distributor and through certain registered investment advisers. These dealers and advisers typically charge ongoing fees for services they provide. Intermediary fees are not paid by the fund and normally range from .75% to 1.50% of assets annually, depending on the services offered.

Purchase of Class 529 shares

Class 529 shares may be purchased only through an account established with a 529 college savings plan managed by the American Funds organization. You may open this type of account and purchase Class 529 shares by contacting any financial adviser (who may impose transaction charges in addition to those described in this prospectus) authorized to sell such an account. You may purchase additional shares in various ways, including through your financial adviser and by mail, telephone, the Internet and bank wire.

Class 529-E shares may be purchased only by employees participating through an eligible employer plan.

Accounts holding Class 529 shares are subject to a $10 account setup fee and an annual $10 account maintenance fee.

Exchange

Generally, you may exchange your shares into shares of the same class of other American Funds without a sales charge. Class A, C or F-1 shares may generally be exchanged into the corresponding 529 share class without a sales charge. Class B shares may not be exchanged into Class 529-B shares. Exchanges from Class A, C or F-1 shares to the corresponding 529 share class, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfers to Minors Act custodial accounts, may result in significant legal and tax consequences, as described in the applicable program description. Please consult your financial adviser before making such an exchange.

Exchanges of shares from American Funds Money Market Fund initially purchased without a sales charge generally will be subject to the appropriate sales charge. For purposes of computing the contingent deferred sales charge on Class B and C shares, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any permitted exchange.

Exchanges have the same tax consequences as ordinary sales and purchases. For example, to the extent you exchange shares held in a taxable account that are worth more now than what you paid for them, the gain will be subject to taxation. See “Transactions by telephone, fax or the Internet” in this prospectus for information regarding electronic exchanges.

Frequent trading of fund shares

The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. The fund is not designed to serve as a vehicle for frequent trading. Frequent trading of fund shares may lead to increased costs to the fund and less efficient management of the fund’s portfolio, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity that the fund or American Funds Distributors has determined could involve actual or potential harm to the fund, may be rejected.

The fund, through its transfer agent, American Funds Service Company, maintains surveillance procedures that are designed to detect frequent trading in fund shares. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the fund will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts, and to comply with applicable laws.

In addition to the fund’s broad ability to restrict potentially harmful trading as described above, the fund’s board of trustees has adopted a “purchase blocking policy” under which any shareholder redeeming shares having a value of $5,000 or more from the fund will be precluded from investing in the fund for 30 calendar days after the redemption transaction. This policy also applies to redemptions and purchases that are part of exchange transactions. Under the fund’s purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as purchases and redemptions of shares having a value of less than $5,000; transactions in Class 529 shares; purchases and redemptions resulting from reallocations by American Funds Target Date Retirement Series®; retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system; purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions; and systematic redemptions and purchases, where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is pre-scheduled for a specific date.

The fund reserves the right to waive the purchase blocking policy with respect to specific shareholder accounts in those instances where American Funds Service Company determines that its surveillance procedures are adequate to detect frequent trading in fund shares.

American Funds Service Company will work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts and bank trust companies) to apply their own procedures, provided that American Funds Service Company believes the intermediary’s procedures are reasonably designed to enforce the frequent trading policies of the fund. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied that the intermediary has taken appropriate action, American Funds Service Company may terminate the intermediary’s ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the fund’s surveillance procedures and purchase blocking policy, all transactions in fund shares remain subject to the right of the fund and American Funds Distributors to restrict potentially abusive trading generally (including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy). See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in the American Funds.

Purchase minimums and maximums

The purchase minimums described on the table on page 7 may be waived in certain cases. In addition, the fund reserves the right to redeem the shares of any shareholder for their then current net asset value per share if the shareholder’s aggregate investment in the fund falls below the fund’s minimum initial investment amount. See the statement of additional information for details.

For accounts established with an automatic investment plan, the initial purchase minimum of $250 may be waived if the purchases (including purchases through exchanges from another fund) made under the plan are sufficient to reach $250 within five months of account establishment.

The effective purchase maximums for Class 529-A, 529-C, 529-E and 529-F-1 shares will reflect the maximum applicable contribution limits under state law. See the applicable program description for more information.

The purchase maximum for Class C shares is $500,000 per transaction. In addition, if you have significant American Funds holdings, you may not be eligible to invest in Class C or 529-C shares. Specifically, you may not purchase Class C or 529-C shares if you are eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (that is, at net asset value). See “Sales charge reductions and waivers” in this prospectus and the statement of additional information for more information regarding sales charge discounts.

Valuing shares

The net asset value of each share class of the fund is the value of a single share. The fund calculates the net asset value each day the New York Stock Exchange is open for trading as of approximately 4 p.m. New York time, the normal close of regular trading. The fund will not calculate net asset values on days that the New York Stock Exchange is closed for trading. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making “fair value” determinations if market quotations are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the fund’s securities that principally trade in those international markets, those securities will be valued in accordance with fair value procedures. Use of these procedures is intended to result in more appropriate net asset values. In addition, such use will reduce, if not eliminate, potential arbitrage opportunities otherwise available to short-term investors.

Because the fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the fund does not price its shares, the values of securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares) or sold at the net asset value next determined after American Funds Service Company receives your request, provided that your request contains all information and legal documentation necessary to process the transaction. A contingent deferred sales charge may apply at the time you sell certain Class A, B and C shares.

Moving between share classes and accounts

Please see the statement of additional information for details and limitations on moving investments in certain share classes to different share classes and on moving investments held in certain accounts to different accounts.

Fund expenses

In periods of market volatility, assets of the fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses table in this prospectus .

The “Other expenses” items in the table on page 1 include custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund’s investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services varies depending on the share class and services provided, and typically ranges from $3 to $19 per account. For Class 529 shares, an expense of up to a maximum of .10% paid to a state or states for oversight and administrative services is included as an “Other expenses” item.

 Sales charges

Class A shares

The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1% contingent deferred sales charge if the shares are sold within one year of purchase. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

Class A share purchases not subject to sales charges

The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is properly notified of the nature of the investment:

•	investments in Class A shares made by endowments or foundations with $50 million or more in assets;

•
investments made by accounts that are part of certain qualified fee-based programs and that purchased Class A shares before the discontinuation of your investment dealer’s load-waived Class A share program with the American Funds; and

•	certain rollover investments from retirement plans to IRAs (see “Rollovers from retirement plans to IRAs” in this prospectus for more information).

The distributor may pay dealers a commission of up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its plans of distribution (see “Plans of distribution” in this prospectus).

Transfers from certain 529 plans to plans managed by the American Funds organization will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Please see the statement of additional information for more information.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment dealers and registered investment advisers authorized to sell American Funds and employees of The Capital Group Companies, Inc. Please see the statement of additional information for more information.

Employer-sponsored retirement plans

Many employer-sponsored retirement plans are eligible to purchase Class R shares. Such eligible plans and Class R shares are described in more detail in the fund’s retirement plan prospectus.

Employer-sponsored retirement plans that are eligible to purchase Class R shares may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their recordkeepers can properly apply a sales charge on plan investments. These plans are not eligible to make initial purchases of $1 million or more in Class A shares and thereby invest in Class A shares without a sales charge, nor are they eligible to establish a statement of intention that qualifies them to purchase Class A shares without a sales charge. More information about statements of intention can be found under “Sales charge reductions and waivers” in this prospectus. Plans investing in Class A shares with a sales charge may purchase additional Class A shares in accordance with the sales charge table in this prospectus.

Employer-sponsored retirement plans that invested in Class A shares without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase Class A shares without any initial or contingent deferred sales charge.

A 403(b) plan may not invest in Class A or C shares unless it was invested in Class A or C shares before January 1, 2009.

Class B and C shares

For Class B shares, a contingent deferred sales charge may be applied to shares you sell within six years of purchase, as shown in the table below. The contingent deferred sales charge is eliminated six years after purchase.

Contingent deferred sales charge on Class B shares
Year of redemption:	1	2	3	4	5	6	7+
Contingent deferred sales charge:	5%	4%	4%	3%	2%	1%	0%

Class C shares are sold without any initial sales charge. American Funds Distributors pays 1% of the amount invested to dealers who sell Class C shares. A contingent deferred sales charge of 1% applies if Class C shares are sold within one year of purchase. The contingent deferred sales charge is eliminated one year after purchase.

Any contingent deferred sales charge paid by you on redemptions of Class B or C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Contingent deferred sales charge waivers” in this prospectus. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest.

See “Plans of distribution” in this prospectus for ongoing compensation paid to your dealer or financial adviser for all share classes.

Automatic conversion of Class B and C shares

Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. Class C shares automatically convert to Class F-1 shares in the month of the 10-year anniversary of the purchase date; however, Class 529-C shares will not convert to Class 529-F-1 shares. The Internal Revenue Service currently takes the position that these automatic conversions are not taxable. Should its position change, the automatic conversion feature may be suspended. If this happens, you would have the option of converting your Class B, 529-B or C shares to the respective share classes at the anniversary dates described above. This exchange would be based on the relative net asset values of the two classes in question, without the imposition of a sales charge or fee, but you might face certain tax consequences as a result.

Class 529-E and Class F shares

Class 529-E and Class F shares are sold without any initial or contingent deferred sales charge.

 Sales charge reductions and waivers

To receive a reduction in your Class A initial sales charge, you must let your financial adviser or American Funds Service Company know at the time you purchase shares that you qualify for such a reduction. If you do not let your adviser or American Funds Service Company know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your adviser or American Funds Service Company with information and records (including account statements) of all relevant accounts invested in the American Funds.

In addition to the information in this prospectus, you may obtain more information about share classes, sales charges and sales charge reductions and waivers through a link on the home page of the American Funds website at americanfunds.com, from the statement of additional information or from your financial adviser.

Reducing your Class A initial sales charge

Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse — or equivalent if recognized under local law — and your children under the age of 21) may combine all of your American Funds investments to reduce your Class A sales charge. Certain investments in the American Funds Target Date Retirement Series may also be combined for this purpose. Please see the American Funds Target Date Retirement Series prospectus for further information. However, for this purpose, investments representing direct purchases of American Funds Money Market Fund are excluded. Following are different ways that you may qualify for a reduced Class A sales charge:

Aggregating accounts

To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

•
trust accounts established by the above individuals (please see the statement of additional information for details regarding aggregation of trust accounts where the person(s) who established the trust is/are deceased);

•	solely controlled business accounts; and

•	single-participant retirement plans.

Concurrent purchases

You may combine simultaneous purchases (including, upon your request, purchases for gifts) of any class of shares of two or more American Funds (excluding American Funds Money Market Fund) to qualify for a reduced Class A sales charge.

Rights of accumulation

You may take into account your accumulated holdings in all share classes of the American Funds (excluding American Funds Money Market Fund) to determine the initial sales charge you pay on each purchase of Class A shares. Subject to your investment dealer’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (as of the day prior to your additional American Funds investment) or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals. Please see the statement of additional information for further details. You should retain any records necessary to substantiate the historical amounts you have invested.

If you make a gift of shares, upon your request you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds accounts.

Statement of intention

You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention allows you to combine all purchases of all share classes of the American Funds (excluding American Funds Money Market Fund) you intend to make over a 13-month period to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the statement period. Your accumulated holdings (as described under “Rights of accumulation” above) eligible to be aggregated as of the day immediately before the start of the statement period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the statement period do not qualify you for the applicable sales charge reduction. Employer-sponsored retirement plans may be restricted from establishing statements of intention. See “Sales charges” in this prospectus for more information.

Right of reinvestment

If you notify American Funds Service Company, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the same fund or other American Funds, provided that the reinvestment occurs within 90 days after the date of the redemption or distribution and is made into the same account from which you redeemed the shares or received the distribution. If the account has been closed, you may reinvest without a sales charge if the new receiving account has the same registration as the closed account.

Proceeds from a Class B share redemption for which a contingent deferred sales charge was paid will be reinvested in Class A shares without any initial sales charge. If you redeem Class B shares without paying a contingent deferred sales charge, you may reinvest the proceeds in Class B shares or purchase Class A shares; if you purchase Class A shares, you are responsible for paying any applicable Class A sales charges. Proceeds from any other type of redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Any contingent deferred sales charge on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in American Funds Money Market Fund that are reinvested in other American Funds will be subject to a sales charge.

Proceeds will be reinvested at the next calculated net asset value after your request is received by American Funds Service Company, provided that your request contains all information and legal documentation necessary to process the transaction. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. You may not reinvest proceeds in the American Funds as described in this paragraph if such proceeds are subject to a purchase block as described under “Frequent trading of fund shares” in this prospectus. This paragraph does not apply to certain rollover investments as described under “Rollovers from retirement plans to IRAs” in this prospectus.

Contingent deferred sales charge waivers

The contingent deferred sales charge on Class A, B and C shares may be waived in the following cases:

•	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

•	tax-free returns of excess contributions to IRAs;

•	redemptions due to death or postpurchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

•	for 529 share classes only, redemptions due to a beneficiary’s death, postpurchase disability or receipt of a scholarship (to the extent of the scholarship award);

•	redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document; and

•
the following types of transactions, if together they do not exceed 12% of the value of an account annually (see the statement of additional information for more information about waivers regarding these types of transactions):

—
redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver); and

—	if you have established an automatic withdrawal plan, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash).

To have your Class A, B or C contingent deferred sales charge waived, you must inform your adviser or American Funds Service Company at the time you redeem shares that you qualify for such a waiver.

 Rollovers from retirement plans to IRAs

Assets from retirement plans may be invested in Class A, C or F shares through an IRA rollover, subject to the other provisions of this prospectus. Rollovers invested in Class A shares from retirement plans will be subject to applicable sales charges. The following rollovers to Class A shares will be made without a sales charge:

•	rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian; and

•	rollovers to IRAs that are attributable to American Funds investments, if they meet the following requirements:

—	the assets being rolled over were invested in American Funds at the time of distribution; and

—	the rolled over assets are contributed to an American Funds IRA with Capital Bank and Trust Company as custodian.

IRA rollover assets that roll over without a sales charge as described above will not be subject to a contingent deferred sales charge, and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. IRA rollover assets invested in Class A shares that are not attributable to American Funds investments, as well as future contributions to the IRA, will be subject to sales charges and the terms and conditions generally applicable to Class A share investments as described in this prospectus and the statement of additional information.

 Plans of distribution

The fund has plans of distribution or “12b-1 plans” for certain share classes, under which it may finance activities primarily intended to sell shares, provided that the categories of expenses are approved in advance by the fund’s board of trustees. The plans provide for payments, based on annualized percentages of average daily net assets, of up to .25% for Class A shares; up to .50% for Class 529-A shares; up to 1.00% for Class B and 529-B shares; up to 1.00% for Class C and 529-C shares; up to .75% for Class 529-E shares; and up to .50% for Class F-1 and 529-F-1 shares. For all share classes indicated above, up to .25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class may be used for distribution expenses.

The 12b-1 fees paid by each share class of the fund, as a percentage of average net assets for the previous fiscal year, are indicated in the Annual Fund Operating Expenses table under “Fees and expenses of the fund” in this prospectus. Since these fees are paid out of the fund’s assets or income on an ongoing basis, over time they may cost you more than paying other types of sales charges and reduce the return of your investment. The higher fees for Class B and C shares may cost you more over time than paying the initial sales charge for Class A shares.

 Other compensation to dealers

American Funds Distributors, at its expense, currently provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to the top 100 dealers (or their affiliates) that have sold shares of the American Funds. The level of payments made to a qualifying firm in any given year will vary and in no case would exceed the sum of (a) .10% of the previous year’s American Funds sales by that dealer and (b) .02% of American Funds assets attributable to that dealer. For calendar year 2009, aggregate payments made by American Funds Distributors to dealers were less than .02% of the average assets of the American Funds. Aggregate payments may also change from year to year. A number of factors will be considered in determining payments, including the qualifying dealer’s sales, assets and redemption rates, and the quality of the dealer’s relationship with American Funds Distributors. American Funds Distributors makes these payments to help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisers about the American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments. American Funds Distributors may also pay expenses associated with meetings conducted by dealers outside the top 100 firms to facilitate educating financial advisers and shareholders about the American Funds. If investment advisers, distributors or other affiliates of mutual funds pay additional compensation or other incentives in differing amounts, dealer firms and their advisers may have financial incentives for recommending a particular mutual fund over other mutual funds or investments. You should consult with your financial adviser and review carefully any disclosure by your financial adviser’s firm as to compensation received.

 How to sell shares

You may sell (redeem) shares in any of the following ways:

Through your dealer or financial adviser (certain charges may apply)

• Shares held for you in your dealer’s name must be sold through the dealer.

• Class F shares must be sold through your dealer or financial adviser.

Writing to American Funds Service Company

• Requests must be signed by the registered shareholder(s).

• A signature guarantee is required if the redemption is:

— more than $75,000;

— made payable to someone other than the registered shareholder(s); or

— sent to an address other than the address of record or to an address of record that has been changed within the last 10 days.

• American Funds Service Company reserves the right to require signature guarantee(s) on any redemption.

• Additional documentation may be required for redemptions of shares held in corporate, partnership or fiduciary accounts.

Telephoning or faxing American Funds Service Company or using the Internet

•	Redemptions by telephone, fax or the Internet (including American FundsLine and americanfunds.com) are limited to $75,000 per American Funds shareholder each day.

•	Checks must be made payable to the registered shareholder.

•	Checks must be mailed to an address of record that has been used with the account for at least 10 days.

If you recently purchased shares and subsequently request a redemption of those shares, you will receive proceeds from the redemption once a sufficient period of time has passed to reasonably ensure that checks or drafts (including certified or cashier’s checks) for the shares purchased have cleared (normally 10 business days).

Transactions by telephone, fax or the Internet

Generally, you are automatically eligible to redeem or exchange shares by telephone, fax or the Internet, unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax or Internet services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges, provided that American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, American Funds Service Company and/or the fund may be liable for losses due to unauthorized or fraudulent instructions.

 Distributions and taxes

Dividends and distributions

The fund intends to distribute dividends to you, usually in March, June, September and December.

Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or other American Funds, or you may elect to receive them in cash. Most shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value. Dividends and capital gain distributions for 529 share classes will be automatically reinvested.

Taxes on dividends and distributions

Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you or your account is tax-exempt or tax-deferred.

For federal tax purposes, dividends and distributions of short-term capital gains are taxable as ordinary income. Some or all of your dividends may be eligible for a reduced tax rate if you meet a holding period requirement. The fund’s distributions of net long-term capital gains are taxable as long-term capital gains. Any dividends or capital gain distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

Taxes on transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

Shareholder fees

Fees borne directly by the fund normally have the effect of reducing a shareholder’s taxable income on distributions. By contrast, fees paid directly to advisers by a fund shareholder for ongoing advice are deductible for income tax purposes only to the extent that they (combined with certain other qualifying expenses) exceed 2% of such shareholder’s adjusted gross income.

Please see your tax adviser for more information. Holders of Class 529 shares should refer to the applicable program description for more information regarding the tax consequences of selling Class 529 shares.

 Financial highlights

The Financial Highlights table is intended to help you understand the fund’s results for the past five fiscal years. Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and capital gain distributions). Where indicated, figures in the table reflect the impact, if any, of certain reimbursements/waivers from Capital Research and Management Company. For more information about these reimbursements/waivers, see the fund’s statement of additional information and annual report. The information in the Financial Highlights table has been audited by Deloitte & Touche LLP, whose report, along with the fund’s financial statements, is included in the statement of additional information, which is available upon request.

		Income (loss) from investment operations1			Dividends and distributions
	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return2,3	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reim- bursements/ waivers	Ratio of expenses to average net assets after reim- bursements/ waivers3	Ratio of net income to average net assets3
Class A:
Year ended 7/31/2010	$14.04	$.73	$1.37	$2.10	$(.66)	$—	$(.66)	$15.48	15.09%	$48,437	.61%	.61%	4.82%
Year ended 7/31/2009	16.98	.74	(2.98)	(2.24)	(.70)	—	(.70)	14.04	(12.72)	45,569	.64	.63	5.50
Year ended 7/31/2008	20.54	.87	(2.67)	(1.80)	(.91)	(.85)	(1.76)	16.98	(9.46)	58,029	.57	.54	4.53
Year ended 7/31/2007	19.33	.87	1.73	2.60	(.93)	(.46)	(1.39)	20.54	13.66	65,713	.56	.54	4.22
Year ended 7/31/2006	18.70	.81	.94	1.75	(.76)	(.36)	(1.12)	19.33	9.77	53,188	.56	.53	4.35
Class B:
Year ended 7/31/2010	13.94	.60	1.37	1.97	(.54)	—	(.54)	15.37	14.24	2,421	1.38	1.38	4.01
Year ended 7/31/2009	16.87	.63	(2.95)	(2.32)	(.61)	—	(.61)	13.94	(13.37)	2,835	1.41	1.39	4.74
Year ended 7/31/2008	20.43	.72	(2.66)	(1.94)	(.77)	(.85)	(1.62)	16.87	(10.16)	4,149	1.33	1.31	3.76
Year ended 7/31/2007	19.22	.70	1.74	2.44	(.77)	(.46)	(1.23)	20.43	12.83	5,094	1.32	1.30	3.46
Year ended 7/31/2006	18.61	.66	.93	1.59	(.62)	(.36)	(.98)	19.22	8.87	4,442	1.33	1.31	3.58
(The Financial Highlights table continues on the following page.)

		Income (loss) from investment operations1			Dividends and distributions
	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return2,3	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reim- bursements/ waivers	Ratio of expenses to average net assets after reim- bursements/ waivers3	Ratio of net income to average net assets3
Class C:
Year ended 7/31/2010	$13.91	$.60	$1.36	$1.96	$(.54)	$—	$(.54)	$15.33	14.17%	$5,882	1.43%	1.43%	4.00%
Year ended 7/31/2009	16.84	.62	(2.94)	(2.32)	(.61)	—	(.61)	13.91	(13.43)	5,637	1.45	1.44	4.69
Year ended 7/31/2008	20.39	.71	(2.65)	(1.94)	(.76)	(.85)	(1.61)	16.84	(10.22)	7,676	1.38	1.35	3.72
Year ended 7/31/2007	19.19	.69	1.73	2.42	(.76)	(.46)	(1.22)	20.39	12.80	8,911	1.37	1.35	3.41
Year ended 7/31/2006	18.58	.65	.93	1.58	(.61)	(.36)	(.97)	19.19	8.83	6,675	1.38	1.36	3.52
Class F-1:
Year ended 7/31/2010	14.02	.73	1.37	2.10	(.66)	—	(.66)	15.46	15.08	1,815	.65	.65	4.78
Year ended 7/31/2009	16.95	.74	(2.97)	(2.23)	(.70)	—	(.70)	14.02	(12.71)	1,801	.66	.65	5.49
Year ended 7/31/2008	20.52	.86	(2.68)	(1.82)	(.90)	(.85)	(1.75)	16.95	(9.56)	2,712	.61	.58	4.48
Year ended 7/31/2007	19.30	.86	1.74	2.60	(.92)	(.46)	(1.38)	20.52	13.69	3,075	.60	.57	4.18
Year ended 7/31/2006	18.68	.80	.93	1.73	(.75)	(.36)	(1.11)	19.30	9.68	1,957	.60	.57	4.30
Class F-2:
Year ended 7/31/2010	14.04	.77	1.36	2.13	(.69)	—	(.69)	15.48	15.31	460	.42	.42	5.04
Year ended 7/31/2009	16.91	.68	(2.82)	(2.14)	(.73)	—	(.73)	14.04	(12.19)	350	.44	.43	5.39
Class 529-A:
Year ended 7/31/2010	14.03	.73	1.35	2.08	(.65)	—	(.65)	15.46	14.95	753	.69	.69	4.77
Year ended 7/31/2009	16.96	.73	(2.96)	(2.23)	(.70)	—	(.70)	14.03	(12.72)	608	.70	.68	5.44
Year ended 7/31/2008	20.52	.85	(2.66)	(1.81)	(.90)	(.85)	(1.75)	16.96	(9.55)	662	.65	.63	4.46
Year ended 7/31/2007	19.31	.85	1.73	2.58	(.91)	(.46)	(1.37)	20.52	13.57	655	.65	.63	4.14
Year ended 7/31/2006	18.68	.80	.94	1.74	(.75)	(.36)	(1.11)	19.31	9.70	452	.63	.61	4.27
Class 529-B:
Year ended 7/31/2010	13.98	.59	1.37	1.96	(.53)	—	(.53)	15.41	14.10	92	1.49	1.49	3.92
Year ended 7/31/2009	16.92	.62	(2.96)	(2.34)	(.60)	—	(.60)	13.98	(13.47)	91	1.51	1.50	4.63
Year ended 7/31/2008	20.47	.69	(2.65)	(1.96)	(.74)	(.85)	(1.59)	16.92	(10.25)	110	1.46	1.43	3.65
Year ended 7/31/2007	19.26	.68	1.73	2.41	(.74)	(.46)	(1.20)	20.47	12.71	117	1.45	1.43	3.34
Year ended 7/31/2006	18.65	.64	.92	1.56	(.59)	(.36)	(.95)	19.26	8.71	92	1.47	1.44	3.44

		Income (loss) from investment operations1			Dividends and distributions
	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return2,3	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reim- bursements/ waivers	Ratio of expenses to average net assets after reim- bursements/ waivers3	Ratio of net income to average net assets3
Class 529-C:
Year ended 7/31/2010	$13.99	$.60	$1.35	$1.95	$(.53)	$—	$(.53)	$15.41	14.04%	$281	1.48%	1.48%	3.97%
Year ended 7/31/2009	16.93	.62	(2.96)	(2.34)	(.60)	—	(.60)	13.99	(13.45)	241	1.50	1.49	4.63
Year ended 7/31/2008	20.49	.70	(2.67)	(1.97)	(.74)	(.85)	(1.59)	16.93	(10.29)	276	1.45	1.43	3.66
Year ended 7/31/2007	19.27	.69	1.74	2.43	(.75)	(.46)	(1.21)	20.49	12.77	285	1.45	1.42	3.35
Year ended 7/31/2006	18.65	.64	.93	1.57	(.59)	(.36)	(.95)	19.27	8.77	201	1.46	1.43	3.45
Class 529-E:
Year ended 7/31/2010	14.00	.68	1.36	2.04	(.61)	—	(.61)	15.43	14.66	35	.97	.97	4.49
Year ended 7/31/2009	16.93	.68	(2.95)	(2.27)	(.66)	—	(.66)	14.00	(12.98)	29	1.00	.98	5.14
Year ended 7/31/2008	20.49	.79	(2.66)	(1.87)	(.84)	(.85)	(1.69)	16.93	(9.83)	32	.94	.92	4.17
Year ended 7/31/2007	19.28	.79	1.73	2.52	(.85)	(.46)	(1.31)	20.49	13.27	32	.94	.91	3.86
Year ended 7/31/2006	18.66	.74	.93	1.67	(.69)	(.36)	(1.05)	19.28	9.32	23	.94	.92	3.96
Class 529-F-1:
Year ended 7/31/2010	14.03	.76	1.35	2.11	(.68)	—	(.68)	15.46	15.19	22	.47	.47	4.99
Year ended 7/31/2009	16.96	.75	(2.96)	(2.21)	(.72)	—	(.72)	14.03	(12.56)	19	.50	.48	5.64
Year ended 7/31/2008	20.52	.89	(2.66)	(1.77)	(.94)	(.85)	(1.79)	16.96	(9.35)	21	.44	.42	4.67
Year ended 7/31/2007	19.30	.90	1.73	2.63	(.95)	(.46)	(1.41)	20.52	13.87	20	.44	.41	4.37
Year ended 7/31/2006	18.68	.83	.93	1.76	(.78)	(.36)	(1.14)	19.30	9.85	10	.44	.42	4.46

	Year ended July 31
	2010	2009	2008	2007	2006
Portfolio turnover rate for all classes of shares	35%	49%	38%	32%	35%

1	Based on average shares outstanding.
2	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
3	This column reflects the impact, if any, of certain reimbursements/waivers from Capital Research and Management Company. During some of the years shown, Capital Research and Management Company reduced fees for investment advisory services.

For shareholder services	American Funds Service Company 800/421-0180
For retirement plan services	Call your employer or plan administrator
For 529 plans	American Funds Service Company 800/421-0180, ext. 529
For 24-hour information	American FundsLine 800/325-3590 americanfunds.com

Telephone calls you have with American Funds may be monitored or recorded for quality assurance, verification and recordkeeping purposes. By speaking to American Funds on the telephone, you consent to such monitoring and recording.

Annual/Semi-annual report to shareholders   The shareholder reports contain additional information about the fund, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the fund’s investment strategies and the independent registered public accounting firm’s report (in the annual report).

Program description  The CollegeAmerica® 529 program description contains additional information about the policies and services related to 529 plan accounts.

Statement of additional information (SAI) and codes of ethics   The current SAI, as amended from time to time, contains more detailed information about the fund, including the fund’s financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the fund, the fund’s investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the U.S. Securities and Exchange Commission (SEC). These and other related materials about the fund are available for review or to be copied at the SEC’s Public Reference Room in Washington, D.C. (202/551-8090), on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The codes of ethics, current SAI and shareholder reports are also available, free of charge, on our website, americanfunds.com.

E-delivery and household mailings   Each year you are automatically sent an updated summary prospectus and annual and semi-annual reports for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, americanfunds.com.

If you would like to opt out of household-based mailings or receive a complimentary copy of the current SAI, codes of ethics, annual/semi-annual report to shareholders or applicable program description, please call American Funds Service Company at 800/421-0180 or write to the secretary of the fund at P.O. Box 7650, San Francisco, California 94120-7650.

Securities Investor Protection Corporation (SIPC)   Shareholders may obtain information about SIPC® on its website at sipc.org or by calling 202/371-8300.

MFGEPR-906-1010P Litho in USA CGD/RRD/8013	Investment Company File No. 811-01880
The Capital Group Companies

American Funds    Capital Research and Management    Capital International   Capital Guardian     Capital Bank and Trust

The Income Fund
of America®

Class A R-1 R-2	Ticker AMECX RIDAX RIDBX	R-3 R-4 R-5 R-6	RIDCX RIDEX RIDFX RIDGX

Retirement plan prospectus
October 1, 2010

Investment objectives  1
Fees and expenses of the fund  1
Principal investment strategies  2
Principal risks  3
Investment results  4
Management  6
Purchase and sale of fund shares  7
Tax information  7
Payments to broker-dealers and other financial intermediaries  7
Investment objectives, strategies and risks  8

Additional investment results  10
Management and organization  11
Purchase, exchange and sale of shares  15
Sales charges  19
Sales charge reductions  21
Rollovers from retirement plans to IRAs  23
Plans of distribution  23
Other compensation to dealers  24
Distributions and taxes  25
Financial highlights  26

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

 Investment objectives

The fund’s investment objectives are to provide you with current income while secondarily striving for capital growth.

 Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for a Class A sales charge discount if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions” section on page 21 of the prospectus and in the “Sales charge reductions and waivers” section on page 63 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
	Class A	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none
Redemption or exchange fees	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Share classes
	A	R-1	R-2	R-3	R-4	R-5	R-6
Management fees	0.26%	0.26%	0.26%	0.26%	0.26%	0.26%	0.26%
Distribution and/or service (12b-1) fees	0.24	1.00	0.75	0.50	0.25	none	none
Other expenses	0.11	0.18	0.46	0.23	0.17	0.12	0.07
Total annual fund operating expenses	0.61	1.44	1.47	0.99	0.68	0.38	0.33

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$634	$759	$896	$1,293
R-1	147	456	787	1,724
R-2	150	465	803	1,757
R-3	101	315	547	1,213
R-4	69	218	379	847
R-5	39	122	213	480
R-6	34	106	185	418

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 35% of the average value of its portfolio.

 Principal investment strategies

Normally, the fund invests primarily in income-producing securities. These include equity securities, such as dividend-paying common stocks, and debt securities, such as interest-paying bonds.

Generally, at least 60% of the fund’s assets will be invested in common stocks and other equity-type securities. However, the composition of the fund’s investments in equity, debt and cash or money market instruments may vary substantially depending on various factors, including market conditions. The fund may also invest up to 25% of its assets in equity securities of issuers domiciled outside the United States and not included in Standard & Poor’s 500 Composite Index. In addition, the fund may invest up to 20% of its assets in lower quality, higher yielding nonconvertible debt securities (rated Ba1 and BB+ or below by Moody’s Investors Service or Standard & Poor’s Corporation or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.” The fund may also invest up to 10%

 of its assets in debt securities of issuers domiciled outside the U.S.; however, these securities must be denominated in U.S. dollars.

The investment adviser uses a system of multiple portfolio counselors in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual counselors who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

 Principal risks

You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market risks — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Interest rate risks — The prices of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, “call” or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Credit risks — Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

High yield bond and long maturity risks — Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. In addition, longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Risks of investing outside the U.S. — Investments in securities issued by entities based outside the United States may be subject to the risks described above to a greater extent and may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investments in securities issued by entities domiciled in the United States may also be subject to many of these risks.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

 Investment results

The bar chart below shows how the fund’s investment results have varied from year to year, and the table on page 5 shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. Barclays Capital U.S. Aggregate Index is a gauge of the U.S. investment-grade bond market and reflects a portion of the fixed-income securities in which the fund may invest. The Lipper Income Funds Index includes some of the largest mutual funds that disclose investment objectives that are reasonably comparable to the fund’s income objective. This information provides some indication of the risks of investing in the fund. Past results are not predictive of future results. Updated information on the fund’s results can be obtained by visiting americanfunds.com.

Highest/Lowest quarterly results during this time period were:

Highest                     14.13%                        (quarter ended September 30, 2009)

Lowest                   –15.43%                          (quarter ended December 31, 2008)

The fund’s total return for the six months ended June 30, 2010, was –3.52%.

Average annual total returns For the periods ended December 31, 2009 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A	12/1/1973	17.34%	1.51%	5.39%	11.21%

Share class	Inception date	1 year	5 years	Lifetime
R-1	6/17/2002	23.52%	1.85%	4.85%
R-2	5/31/2002	23.44	1.82	4.42
R-3	6/4/2002	24.05	2.32	5.08
R-4	6/27/2002	24.48	2.62	6.04
R-5	5/15/2002	24.82	2.92	5.50

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
S&P 500 (reflects no deductions for fees, expenses or taxes)	26.47%	0.42%	–0.95%	10.48%
Barclays Capital U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	5.93	4.97	6.33	N/A
Lipper Income Funds Index (reflects no deductions for fees or taxes)	21.23	3.19	4.02	N/A
Class A annualized 30-day yield at July 31, 2010: 3.91% (For current yield information, please call American FundsLine® at 800/325-3590.)

 Management

Investment adviser

Capital Research and Management Company

Portfolio counselors

The individuals primarily responsible for the portfolio management of the fund are:

Portfolio counselor/ Fund title (if applicable)	Experience managing assets in this fund	Primary title with investment adviser
Hilda L. Applbaum Vice Chairman of the Board	16 years	Senior Vice President – Capital World Investors
David C. Barclay President	14 years	Senior Vice President – Fixed Income, Capital Research and Management Company
Abner D. Goldstine Senior Vice President	37 years	Senior Vice President – Fixed Income, Capital Research and Management Company
Dina N. Perry Senior Vice President	18 years	Senior Vice President – Capital World Investors
Andrew B. Suzman Senior Vice President	14 years	Senior Vice President – Capital World Investors
Joanna F. Jonsson Vice President	16 years	Senior Vice President – Capital World Investors
John H. Smet Vice President	18 years	Senior Vice President – Fixed Income, Capital Research and Management Company
Steven T. Watson Vice President	13 years	Senior Vice President – Capital World Investors
Grant L. Cambridge	12 years	Senior Vice President – Capital World Investors
James R. Mulally	4 years	Senior Vice President – Fixed Income, Capital Research and Management Company

 Purchase and sale of fund shares

Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer authorized to sell these classes of the fund’s shares. Investment dealers may impose transaction charges in addition to those described in this prospectus.

Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

 Tax information

Dividends and capital gains distributed by the fund to tax-deferred retirement plan accounts are not currently taxable.

 Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

 Investment objectives, strategies and risks

The fund’s investment objectives are to provide you with current income while secondarily striving for capital growth. Normally, the fund invests primarily in income-producing securities. These include equity securities, such as dividend-paying common stocks, and debt securities, such as interest-paying bonds.

Generally, at least 60% of the fund’s assets will be invested in common stocks and other equity-type securities. However, the composition of the fund’s investments in equity, debt and cash or money market instruments may vary substantially depending on various factors, including market conditions. The fund may also invest up to 25% of its assets in equity securities of issuers domiciled outside the United States and not included in Standard & Poor’s 500 Composite Index. In addition, the fund may invest up to 20% of its assets in lower quality, higher yielding nonconvertible debt securities (rated Ba1 and BB+ or below by Moody’s Investors Service or Standard & Poor’s Corporation or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.” The fund may also invest up to 10% of its assets in debt securities of issuers domiciled outside the U.S.; however, these securities must be denominated in U.S. dollars.

The prices of, and the income generated by, the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

The prices of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, “call” or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. In addition, longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

The fund’s investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis, as well as by monitoring economic and legislative developments, but there can be no assurance that it will be successful at doing so.

Investments in securities issued by entities based outside the United States may be subject to the risks described above to a greater extent. These investments may also be affected by currency controls; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investments in securities issued by entities domiciled in the United States may also be subject to many of these risks.

The fund may also hold cash or money market instruments. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may hold a significant portion of its assets in such securities. The investment adviser may determine that it is appropriate to take such action in response to certain circumstances, such as periods of market turmoil. A larger percentage of such holdings could moderate the fund’s investment results in a period of rising market prices. A larger percentage of cash or money market instruments could reduce the magnitude of the fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information. You should consider how this fund fits into your overall investment program.

 Additional investment results

Unlike the table on page 5, the table below reflects the fund’s results calculated without a sales charge.

Average annual total returns For the periods ended December 31, 2009 (without sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A	12/1/1973	24.51%	2.72%	6.01%	11.39%

Share class	Inception date	1 year	5 years	Lifetime
R-1	6/17/2002	23.52%	1.85%	4.85%
R-2	5/31/2002	23.44	1.82	4.42
R-3	6/4/2002	24.05	2.32	5.08
R-4	6/27/2002	24.48	2.62	6.04
R-5	5/15/2002	24.82	2.92	5.50

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
S&P 500 (reflects no deductions for fees, expenses or taxes)	26.47%	0.42%	–0.95%	10.48%
Barclays Capital U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	5.93	4.97	6.33	N/A
Lipper Income Funds Index (reflects no deductions for fees or taxes)	21.23	3.19	4.02	N/A
Class A distribution rate at December 31, 2009: 4.45%* (For current distribution rate information, please call American FundsLine® at 800/325-3590.)

*	The distribution rate is based on actual dividends paid to Class A shareholders over a 12-month period. Capital gain distributions, if any, are added back to net asset value to determine the rate.

The investment results tables above and on page 5 show how the fund’s average annual total returns compare with various broad measures of market results. Standard & Poor’s 500 Composite Index is a market capitalization-weighted index based on the average weighted results of 500 widely held common stocks. This index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. Barclays Capital U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. This index was not in existence as of the date Capital Research and Management Company became the fund’s investment adviser; therefore, lifetime results are not shown. Lipper Income Funds Index is an equally weighted index of funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges or taxes. This index was not in existence as of the date Capital Research and Management Company became the fund’s investment adviser; therefore, lifetime results are not shown.

All fund results reflected in the “Investment results” section of this prospectus and this “Additional investment results” section reflect the reinvestment of dividends and capital gain distributions, if any. Unless otherwise noted, fund results reflect any fee waivers and/or expense reimbursements in effect during the period presented.

 Management and organization

Investment adviser

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071, and 6455 Irvine Center Drive, Irvine, California 92618. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears in the Annual Fund Operating Expenses table under “Fees and expenses of the fund.” As described more fully in the fund’s statement of additional information, the management fee is based on the daily net assets of the fund and the fund’s monthly gross investment income. A discussion regarding the basis for the approval of the fund’s investment advisory and service agreement by the fund’s board of trustees is contained in the fund’s semi-annual report to shareholders for the fiscal period ended January 31, 2010.

Capital Research and Management Company manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and manages fixed-income assets through its Fixed Income division. Capital World Investors and Capital Research Global Investors make investment decisions on an independent basis.

Rather than remain as investment divisions, Capital World Investors and Capital Research Global Investors may be incorporated into wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or both of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its Fixed Income division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and Management Company and each of the funds it advises have applied to the U.S. Securities and Exchange Commission for an exemptive order that would give Capital Research and Management Company the authority to use, upon approval of the fund’s board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund’s shareholders approved this arrangement at a meeting of the fund’s shareholders on November 24, 2009. There is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority, if granted, under an exemptive order.

Execution of portfolio transactions

The investment adviser places orders with broker-dealers for the fund’s portfolio transactions. In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. Subject to best execution, the investment adviser may consider investment research and/or brokerage services provided to the adviser in placing orders for the fund’s portfolio transactions. The investment adviser may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of funds managed by the investment adviser or its affiliated companies; however, it does not give consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund’s portfolio transactions. A more detailed description of the investment adviser’s policies is included in the fund’s statement of additional information.

Portfolio holdings

Portfolio holdings information for the fund is available on the American Funds website at americanfunds.com. To reach this information, access the fund’s detailed information page on the website. A list of the fund’s top 10 equity holdings, updated as of each month-end, is generally posted to this page within 14 days after the end of the applicable month. A link to the fund’s complete list of publicly disclosed portfolio holdings, updated as of each calendar quarter-end, is generally posted to this page within 45 days after the end of the applicable quarter. Both lists remain available on the website until new information for the next month or quarter is posted. Portfolio holdings information for the fund is also contained in reports filed with the U.S. Securities and Exchange Commission.

A description of the fund’s policies and procedures regarding disclosure of information about its  portfolio holdings is available in the statement of additional information.

Multiple portfolio counselor system

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors who decide how their respective segments will be invested. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions. The table below shows the investment experience and role in management of the fund for each of the fund’s primary portfolio counselors.

Portfolio counselor	Investment experience	Experience managing assets in this fund	Role in management of the fund
Hilda L. Applbaum	Investment professional for 24 years in total; 16 years with Capital Research and Management Company or affiliate	16 years (including 3 years of experience as an investment analyst for the fund)	Serves as an equity portfolio counselor
David C. Barclay	Investment professional for 29 years in total; 22 years with Capital Research and Management Company or affiliate	14 years	Serves as a fixed-income portfolio counselor
Abner D. Goldstine	Investment professional for 58 years in total; 43 years with Capital Research and Management Company or affiliate	37 years	Serves as a fixed-income portfolio counselor
Dina N. Perry	Investment professional for 33 years in total; 19 years with Capital Research and Management Company or affiliate	18 years	Serves as an equity portfolio counselor
Andrew B. Suzman	Investment professional for 17 years, all with Capital Research and Management Company or affiliate	14 years (including 4 years of experience as an investment analyst for the fund)	Serves as an equity portfolio counselor

Portfolio counselor	Investment experience	Experience managing assets in this fund	Role in management of the fund
Joanna F. Jonsson	Investment professional for 21 years in total; 20 years with Capital Research and Management Company or affiliate	16 years (including 9 years of experience as an investment analyst for the fund)	Serves as an equity portfolio counselor
John H. Smet	Investment professional for 28 years in total; 27 years with Capital Research and Management Company or affiliate	18 years	Serves as a fixed-income portfolio counselor
Steven T. Watson	Investment professional for 23 years in total; 21 years with Capital Research and Management Company or affiliate	13 years (including 6 years of experience as an investment analyst for the fund)	Serves as an equity portfolio counselor
Grant L. Cambridge	Investment professional for 18 years in total; 13 years with Capital Research and Management Company or affiliate	12 years (including 5 years of experience as an investment analyst for the fund)	Serves as an equity portfolio counselor
James R. Mulally	Investment professional for 35 years in total; 30 years with Capital Research and Management Company or affiliate	4 years	Serves as a fixed-income portfolio counselor

Information regarding the portfolio counselors’ compensation, their ownership of securities in the fund and other accounts they manage is in the statement of additional information.

Certain privileges and/or services described on the following pages of this prospectus and in the statement of additional information may not be available to you, depending on your investment dealer or retirement plan recordkeeper. Please see your financial adviser, investment dealer or retirement plan recordkeeper for more information.

 Purchase, exchange and sale of shares

American Funds Service Company, the fund’s transfer agent, on behalf of the fund and American Funds Distributors,® the fund’s distributor, is required by law to obtain certain personal information from you or any other person(s) acting on your behalf in order to verify your or such person’s identity. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially criminal activity, the fund and American Funds Distributors reserve the right to close your account or take such other action they deem reasonable or required by law.

Purchases and exchanges

Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell these classes of the fund’s shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan’s administrator or recordkeeper.

Class A shares are generally not available for retirement plans using the PlanPremier® or Recordkeeper Direct® recordkeeping programs.

Class R shares are generally available only to 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the fund. Class R-5 and R-6 shares are generally available only to fee-based programs or through retirement plan intermediaries. In addition, Class R-6 shares are available for investment by American Funds Target Date Retirement Series,® and Class R-5 shares are available to other registered investment companies approved by the fund. Class R shares generally are not available to retail nonretirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and 529 college savings plans.

Shares of the fund offered through this prospectus generally may be exchanged into shares of the same class of other American Funds. Exchanges of Class A shares from American Funds Money Market Fund® purchased without a sales charge generally will be subject to the appropriate sales charge.

Frequent trading of fund shares

The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. The fund is not designed to serve as a vehicle for frequent trading. Frequent trading of fund shares may lead to increased costs to the fund and less efficient management of the fund’s portfolio, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity that the fund or American Funds Distributors has determined could involve actual or potential harm to the fund, may be rejected.

The fund, through its transfer agent, American Funds Service Company, maintains surveillance procedures that are designed to detect frequent trading in fund shares. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the fund will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts, and to comply with applicable laws.

In addition to the fund’s broad ability to restrict potentially harmful trading as described above, the fund’s board of trustees has adopted a “purchase blocking policy” under which any shareholder redeeming shares having a value of $5,000 or more from the fund will be precluded from investing in the fund for 30 calendar days after the redemption transaction. This policy also applies to redemptions and purchases that are part of exchange transactions. Under the fund’s purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as purchases and redemptions of shares having a value of less than $5,000; transactions in Class 529 shares; purchases and redemptions resulting from reallocations by American Funds Target Date Retirement Series®; retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system; purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions; and systematic redemptions and purchases, where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is pre-scheduled for a specific date.

The fund reserves the right to waive the purchase blocking policy with respect to specific shareholder accounts in those instances where American Funds Service Company determines that its surveillance procedures are adequate to detect frequent trading in fund shares.

American Funds Service Company will work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts and bank trust companies) to apply their own procedures, provided that American Funds Service Company believes the intermediary’s procedures are reasonably designed to enforce the frequent trading policies of the fund. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied that the intermediary has taken appropriate action, American Funds Service Company may terminate the intermediary’s ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the fund’s surveillance procedures and purchase blocking policy, all transactions in fund shares remain subject to the right of the fund and American Funds Distributors to restrict potentially abusive trading generally (including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy). See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in the American Funds.

Valuing shares

The net asset value of each share class of the fund is the value of a single share. The fund calculates the net asset value each day the New York Stock Exchange is open for trading as of approximately 4 p.m. New York time, the normal close of regular trading. The fund will not calculate net asset values on days that the New York Stock Exchange is closed for trading. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making “fair value” determinations if market quotations are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the fund’s securities that principally trade in those international markets, those securities will be valued in accordance with fair value procedures. Use of these procedures is intended to result in more appropriate net asset values. In addition, such use will reduce, if not eliminate, potential arbitrage opportunities otherwise available to short-term investors.

Because the fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the fund does not price its shares, the values of securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares) or sold at the net asset value next determined after American

  Funds Service Company receives your request, provided that your request contains all information and legal documentation necessary to process the transaction.

Moving between share classes and accounts

Please see the statement of additional information for details and limitations on moving investments in certain share classes to different share classes and on moving investments held in certain accounts to different accounts.

Fund expenses

In periods of market volatility, assets of the fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses table in this prospectus.

The “Other expenses” items in the table on page 1 include custodial, legal, transfer agent and subtransfer agent/recordkeeping payments, as well as various other expenses. Subtransfer agent/recordkeeping payments may be made to the fund’s investment adviser, affiliates of the adviser and unaffiliated third parties for providing recordkeeping and other administrative services to retirement plans invested in the fund in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/ recordkeeping services will vary depending on the share class selected and the entity receiving the payments. The table below shows the maximum payments to entities providing these services to retirement plans.

	Payments to affiliated entities	Payments to unaffiliated entities
Class A	.05% of assets or $12 per participant position1	.05% of assets or $12 per participant position1
Class R-1	.10% of assets	.10% of assets
Class R-2	.15% of assets plus $27 per participant position2 or .35% of assets3	.25% of assets
Class R-3	.10% of assets plus $12 per participant position2 or .19% of assets3	.15% of assets
Class R-4	.10% of assets	.10% of assets
Class R-5	.05% of assets	.05% of assets
Class R-6	none	none

1 Payment amount depends on the date upon which services commenced.
2 Payment with respect to Recordkeeper Direct program.
3 Payment with respect to PlanPremier program.

 Sales charges

Class A shares

The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares.

Class A share purchases not subject to sales charges

The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is properly notified of the nature of the investment:

•
investments made by accounts that are part of certain qualified fee-based programs and that purchased Class A shares before the discontinuation of your investment dealer’s load-waived Class A share program with the American Funds; and

•	certain rollover investments from retirement plans to IRAs (see “Rollovers from retirement plans to IRAs” in this prospectus for more information).

The distributor may pay dealers a commission of up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its plans of distribution (see “Plans of distribution” in this prospectus).

Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment dealers and registered investment advisers authorized to sell American Funds and employees of The Capital Group Companies, Inc. Please see the statement of additional information for more information.

Employer-sponsored retirement plans

Employer-sponsored retirement plans that are eligible to purchase Class R shares may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their recordkeepers can properly apply a sales charge on plan investments. These plans are not eligible to make initial purchases of $1 million or more in Class A shares and thereby invest in Class A shares without a sales charge, nor are they eligible to establish a statement of intention that qualifies them to purchase Class A shares without a sales charge. More information about statements of intention can be found under “Sales charge reductions” in this prospectus. Plans investing in Class A shares with a sales charge may purchase additional Class A shares in accordance with the sales charge table in this prospectus.

Employer-sponsored retirement plans that invested in Class A shares without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase Class A shares without any initial or contingent deferred sales charge.

A 403(b) plan may not invest in Class A or C shares, unless it was invested in Class A or C shares before January 1, 2009.

Class R shares

Class R shares are sold without any initial or contingent deferred sales charge. The distributor will pay dealers annually an asset-based compensation of up to 1.00% for sales of Class R-1 shares, up to .75% for Class R-2 shares, up to .50% for Class R-3 shares and up to .25% for Class R-4 shares. No dealer compensation is paid from fund assets on sales of Class R-5 or R-6 shares. The fund may reimburse the distributor for these payments through its plans of distribution (see “Plans of distribution” in this prospectus).

 Sales charge reductions

To receive a reduction in your Class A initial sales charge, you must let your financial adviser or American Funds Service Company know at the time you purchase shares that you qualify for such a reduction. If you do not let your adviser or American Funds Service Company know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your adviser or American Funds Service Company with information and records (including account statements) of all relevant accounts invested in the American Funds.

In addition to the information in this prospectus, you may obtain more information about share classes, sales charges and sales charge reductions through a link on the home page of the American Funds website at americanfunds.com, from the statement of additional information or from your financial adviser.

Reducing your Class A initial sales charge

Consistent with the policies described in this prospectus, two or more retirement plans of an employer or employer’s affiliates may combine all of their American Funds investments to reduce their Class A sales charge. Certain investments in the American Funds Target Date Retirement Series may also be combined for this purpose. Please see the American Funds Target Date Retirement Series prospectus for further information. However, for this purpose, investments representing direct purchases of American Funds Money Market Fund are excluded. Following are different ways that you may qualify for a reduced Class A sales charge:

Concurrent purchases

Simultaneous purchases of any class of shares of two or more American Funds (excluding American Funds Money Market Fund) may be combined to qualify for a reduced Class A sales charge.

Rights of accumulation

You may take into account your accumulated holdings in all share classes of the American Funds (excluding American Funds Money Market Fund) to determine the initial sales charge you pay on each purchase of Class A shares. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (as of the day prior to your additional American Funds investment) or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals. Please see the statement of additional information for further details. You should retain any records necessary to substantiate the historical amounts you have invested.

Statement of intention

You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention allows you to combine all purchases of all share classes of the American Funds (excluding American Funds Money Market Fund) you intend to make over a 13-month period to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the statement period. Your accumulated holdings (as described under “Rights of accumulation” above) eligible to be aggregated as of the day immediately before the start of the statement period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the statement period do not qualify you for the applicable sales charge reduction. Employer-sponsored retirement plans may be restricted from establishing statements of intention. See “Sales charges” in this prospectus for more information.

Right of reinvestment

If you notify American Funds Service Company, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the same fund or other American Funds, provided that the reinvestment occurs within 90 days after the date of the redemption or distribution and is made into the same account from which you redeemed the shares or received the distribution. If the account has been closed, you may reinvest without a sales charge if the new receiving account has the same registration as the closed account. Proceeds will be reinvested in the same share class from which the original redemption or distribution was made. Redemption proceeds of Class A shares representing direct purchases in American Funds Money Market Fund that are reinvested in other American Funds will be subject to a sales charge.

Proceeds will be reinvested at the next calculated net asset value after your request is received by American Funds Service Company, provided that your request contains all information and legal documentation necessary to process the transaction. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. You may not reinvest proceeds in the American Funds as described in this paragraph if such proceeds are subject to a purchase block as described under “Frequent trading of fund shares” in this prospectus. This paragraph does not apply to certain rollover investments as described under “Rollovers from retirement plans to IRAs” in this prospectus.

 Rollovers from retirement plans to IRAs

Assets from retirement plans may be invested in Class A, C or F shares through an IRA rollover, subject to the other provisions of this prospectus and the prospectus for nonretirement plan shareholders. More information on Class C and F shares can be found in the fund’s prospectus for nonretirement plan shareholders. Rollovers invested in Class A shares from retirement plans will be subject to applicable sales charges. The following rollovers to Class A shares will be made without a sales charge:

•	rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian; and

•	rollovers to IRAs that are attributable to American Funds investments, if they meet the following requirements:

—	the assets being rolled over were invested in American Funds at the time of distribution; and

—	the rolled over assets are contributed to an American Funds IRA with Capital Bank and Trust Company as custodian.

IRA rollover assets that roll over without a sales charge as described above will not be subject to a contingent deferred sales charge, and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. IRA rollover assets invested in Class A shares that are not attributable to American Funds investments, as well as future contributions to the IRA, will be subject to sales charges and the terms and conditions generally applicable to Class A share investments as described in this prospectus and the statement of additional information.

 Plans of distribution

The fund has plans of distribution or “12b-1 plans” for certain share classes, under which it may finance activities primarily intended to sell shares, provided that the categories of expenses are approved in advance by the fund’s board of trustees. The plans provide for payments, based on annualized percentages of average daily net assets, of up to .25% for Class A shares; up to 1.00% for Class R-1 and R-2 shares; up to .75% for Class R-3 shares and; up to .50% for Class R-4 shares. For all share classes indicated above, up to .25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class may be used for distribution expenses.

The 12b-1 fees paid by each share class of the fund, as a percentage of average net assets for the previous fiscal year, are indicated in the Annual Fund Operating Expenses table under “Fees and expenses of the fund” in this prospectus. Since these fees are paid out of the fund’s assets or income on an ongoing basis, over time they may cost you more than paying other types of sales charges and reduce the return of your investment.

 Other compensation to dealers

American Funds Distributors, at its expense, currently provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to the top 100 dealers (or their affiliates) that have sold shares of the American Funds. The level of payments made to a qualifying firm in any given year will vary and in no case would exceed the sum of (a) .10% of the previous year’s American Funds sales by that dealer and (b) .02% of American Funds assets attributable to that dealer. For calendar year 2009, aggregate payments made by American Funds Distributors to dealers were less than .02% of the average assets of the American Funds. Aggregate payments may also change from year to year. A number of factors will be considered in determining payments, including the qualifying dealer’s sales, assets and redemption rates, and the quality of the dealer’s relationship with American Funds Distributors. American Funds Distributors makes these payments to help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisers about the American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments. American Funds Distributors may also pay expenses associated with meetings conducted by dealers outside the top 100 firms to facilitate educating financial advisers and shareholders about the American Funds. If investment advisers, distributors or other affiliates of mutual funds pay additional compensation or other incentives in differing amounts, dealer firms and their advisers may have financial incentives for recommending a particular mutual fund over other mutual funds or investments. You should consult with your financial adviser and review carefully any disclosure by your financial adviser’s firm as to compensation received.

 Distributions and taxes

Dividends and distributions

The fund intends to distribute dividends to shareholders, usually in March, June, September and December.

Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

All dividends and capital gain distributions paid to retirement plan shareholders will be automatically reinvested.

Taxes on dividends and distributions

Dividends and capital gains distributed by the fund to tax-deferred retirement plan accounts are not currently taxable.

Taxes on transactions

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Please see your tax adviser for more information.

 Financial highlights

The Financial Highlights table is intended to help you understand the fund’s results for the past five fiscal years. Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and capital gain distributions). Where indicated, figures in the table reflect the impact, if any, of certain reimbursements/waivers from Capital Research and Management Company. For more information about these reimbursements/waivers, see the fund’s statement of additional information and annual report. The information in the Financial Highlights table has been audited by Deloitte & Touche LLP, whose report, along with the fund’s financial statements, is included in the statement of additional information, which is available upon request.

		Income (loss) from investment operations1			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return2,3	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim- bursements/ waivers	Ratio of expenses to average net assets after reim- bursements/ waivers3	Ratio of net income to average net assets3
Class A:
Year ended 7/31/2010	$14.04	$.73	$1.37	$2.10	$(.66)	$—	$(.66)	$15.48	15.09%	$48,437	.61%	.61%	4.82%
Year ended 7/31/2009	16.98	.74	(2.98)	(2.24)	(.70)	—	(.70)	14.04	(12.72)	45,569	.64	.63	5.50
Year ended 7/31/2008	20.54	.87	(2.67)	(1.80)	(.91)	(.85)	(1.76)	16.98	(9.46)	58,029	.57	.54	4.53
Year ended 7/31/2007	19.33	.87	1.73	2.60	(.93)	(.46)	(1.39)	20.54	13.66	65,713	.56	.54	4.22
Year ended 7/31/2006	18.70	.81	.94	1.75	(.76)	(.36)	(1.12)	19.33	9.77	53,188	.56	.53	4.35
Class R-1:
Year ended 7/31/2010	13.99	.61	1.35	1.96	(.54)	—	(.54)	15.41	14.10	91	1.44	1.44	4.03
Year ended 7/31/2009	16.92	.62	(2.95)	(2.33)	(.60)	—	(.60)	13.99	(13.36)	74	1.46	1.44	4.68
Year ended 7/31/2008	20.48	.71	(2.67)	(1.96)	(.75)	(.85)	(1.60)	16.92	(10.25)	86	1.39	1.37	3.73
Year ended 7/31/2007	19.27	.70	1.72	2.42	(.75)	(.46)	(1.21)	20.48	12.75	75	1.41	1.39	3.41
Year ended 7/31/2006	18.65	.64	.94	1.58	(.60)	(.36)	(.96)	19.27	8.79	37	1.45	1.41	3.46
Class R-2:
Year ended 7/31/2010	13.93	.60	1.35	1.95	(.53)	—	(.53)	15.35	14.10	518	1.47	1.47	3.97
Year ended 7/31/2009	16.86	.61	(2.95)	(2.34)	(.59)	—	(.59)	13.93	(13.54)	463	1.56	1.54	4.58
Year ended 7/31/2008	20.42	.70	(2.66)	(1.96)	(.75)	(.85)	(1.60)	16.86	(10.26)	516	1.44	1.42	3.66
Year ended 7/31/2007	19.22	.69	1.72	2.41	(.75)	(.46)	(1.21)	20.42	12.73	539	1.44	1.39	3.38
Year ended 7/31/2006	18.60	.64	.94	1.58	(.60)	(.36)	(.96)	19.22	8.83	379	1.52	1.40	3.48

		Income (loss) from investment operations1			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return2,3	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim- bursements/ waivers	Ratio of expenses to average net assets after reim- bursements/ waivers3	Ratio of net income to average net assets3
Class R-3:
Year ended 7/31/2010	$14.01	$.68	$1.35	$2.03	$(.60)	$—	$(.60)	$15.44	14.63%	$1,056	.99%	.99%	4.45%
Year ended 7/31/2009	16.94	.68	(2.95)	(2.27)	(.66)	—	(.66)	14.01	(12.99)	936	1.00	.99	5.14
Year ended 7/31/2008	20.50	.79	(2.66)	(1.87)	(.84)	(.85)	(1.69)	16.94	(9.83)	1,061	.95	.93	4.16
Year ended 7/31/2007	19.29	.79	1.73	2.52	(.85)	(.46)	(1.31)	20.50	13.26	978	.94	.92	3.86
Year ended 7/31/2006	18.67	.73	.93	1.66	(.68)	(.36)	(1.04)	19.29	9.29	579	.96	.94	3.94
Class R-4:
Year ended 7/31/2010	14.03	.72	1.36	2.08	(.65)	—	(.65)	15.46	14.95	740	.68	.68	4.77
Year ended 7/31/2009	16.96	.72	(2.95)	(2.23)	(.70)	—	(.70)	14.03	(12.72)	629	.70	.69	5.43
Year ended 7/31/2008	20.53	.85	(2.68)	(1.83)	(.89)	(.85)	(1.74)	16.96	(9.56)	597	.66	.63	4.49
Year ended 7/31/2007	19.31	.85	1.74	2.59	(.91)	(.46)	(1.37)	20.53	13.57	451	.65	.63	4.15
Year ended 7/31/2006	18.69	.79	.93	1.72	(.74)	(.36)	(1.10)	19.31	9.60	255	.66	.64	4.22
Class R-5:
Year ended 7/31/2010	14.04	.77	1.37	2.14	(.70)	—	(.70)	15.48	15.36	447	.38	.38	5.07
Year ended 7/31/2009	16.97	.76	(2.96)	(2.20)	(.73)	—	(.73)	14.04	(12.53)	395	.40	.38	5.72
Year ended 7/31/2008	20.54	.91	(2.68)	(1.77)	(.95)	(.85)	(1.80)	16.97	(9.26)	559	.36	.33	4.80
Year ended 7/31/2007	19.32	.91	1.74	2.65	(.97)	(.46)	(1.43)	20.54	13.94	350	.36	.33	4.42
Year ended 7/31/2006	18.70	.85	.93	1.78	(.80)	(.36)	(1.16)	19.32	9.92	168	.36	.34	4.56
Class R-6:
Year ended 7/31/2010	14.05	.79	1.35	2.14	(.70)	—	(.70)	15.49	15.40	480	.33	.33	5.20
Period from 5/1/2009 to 7/31/20094	12.55	.19	1.48	1.67	(.17)	—	(.17)	14.05	13.42	272	.09	.09	1.45

	Year ended July
	2010	2009	2008	2007	2006
Portfolio turnover rate for all classes of shares	35%	49%	38%	32%	35%

1	Based on average shares outstanding.
2	Total returns exclude any applicable sales charges.
3	This column reflects the impact, if any, of certain reimbursements/waivers from Capital Research and Management Company. During some of the periods shown, Capital Research and Management Company reduced fees for investment advisory services. In addition, during some of the periods shown, Capital Research and Management Company paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
4	Based on operations for the period shown and, accordingly, may not be representative of a full year.

Notes

Notes

Notes

For shareholder services	American Funds Service Company 800/421-0180
For retirement plan services	Call your employer or plan administrator
For 24-hour information	americanfunds.com For Class R share information, visit AmericanFundsRetirement.com

Telephone calls you have with American Funds may be monitored or recorded for quality assurance, verification and recordkeeping purposes. By speaking to American Funds on the telephone, you consent to such monitoring and recording.

Multiple translations   This prospectus may be translated into other languages. If there is any inconsistency or ambiguity in the meaning of any translated word or phrase, the English text will prevail.

Annual/Semi-annual report to shareholders   The shareholder reports contain additional information about the fund, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the fund’s investment strategies and the independent registered public accounting firm’s report (in the annual report).

Statement of additional information (SAI) and codes of ethics   The current SAI, as amended from time to time, contains more detailed information about the fund, including the fund’s financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the fund, the fund’s investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the U.S. Securities and Exchange Commission (SEC). These and other related materials about the fund are available for review or to be copied at the SEC’s Public Reference Room in Washington, D.C. (202/551-8090), on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The codes of ethics, current SAI and shareholder reports are also available, free of charge, on our website, americanfunds.com.

E-delivery and household mailings   Each year you are automatically sent an updated summary prospectus and annual and semi-annual reports for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, americanfunds.com.

If you would like to opt out of household-based mailings or receive a complimentary copy of the current SAI, codes of ethics or annual/semi-annual report to shareholders, please call American Funds Service Company at 800/421-0180 or write to the secretary of the fund at P.O. Box 7650, San Francisco, California 94120-7650.

Securities Investor Protection Corporation (SIPC)   Shareholders may obtain information about SIPC® on its website at sipc.org or by calling 202/371-8300.

RPGEPR-906-1010P Litho in USA CGD/RRD/8037	Investment Company File No. 811-01880
The Capital Group Companies

American Funds    Capital Research and Management    Capital International   Capital Guardian     Capital Bank and Trust

THE FUND PROVIDES SPANISH TRANSLATION IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE RETIREMENT PLAN PROSPECTUS FOR THE FUND.

/s/	PATRICK F. QUAN
PATRICK F. QUAN
SECRETARY

The Income Fund
of America®

Class A R-1 R-2	Ticker AMECX RIDAX RIDBX	R-3 R-4 R-5 R-6	RIDCX RIDEX RIDFX RIDGX

Retirement plan prospectus
October 1, 2010

Investment objectives  1
Fees and expenses of the fund  1
Principal investment strategies  2
Principal risks  3
Investment results  4
Management  6
Purchase and sale of fund shares  7
Tax information  7
Payments to broker-dealers and other financial intermediaries  7
Investment objectives, strategies and risks  8

Additional investment results  10
Management and organization  11
Purchase, exchange and sale of shares  15
Sales charges  19
Sales charge reductions  21
Rollovers from retirement plans to IRAs  23
Plans of distribution  23
Other compensation to dealers  24
Distributions and taxes  25
Financial highlights  26

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

 Investment objectives

The fund’s investment objectives are to provide you with current income while secondarily striving for capital growth.

 Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for a Class A sales charge discount if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions” section on page 21 of the prospectus and in the “Sales charge reductions and waivers” section on page 63 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
	Class A	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none
Redemption or exchange fees	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Share classes
	A	R-1	R-2	R-3	R-4	R-5	R-6
Management fees	0.26%	0.26%	0.26%	0.26%	0.26%	0.26%	0.26%
Distribution and/or service (12b-1) fees	0.24	1.00	0.75	0.50	0.25	none	none
Other expenses	0.11	0.18	0.46	0.23	0.17	0.12	0.07
Total annual fund operating expenses	0.61	1.44	1.47	0.99	0.68	0.38	0.33

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$634	$759	$896	$1,293
R-1	147	456	787	1,724
R-2	150	465	803	1,757
R-3	101	315	547	1,213
R-4	69	218	379	847
R-5	39	122	213	480
R-6	34	106	185	418

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 35% of the average value of its portfolio.

 Principal investment strategies

Normally, the fund invests primarily in income-producing securities. These include equity securities, such as dividend-paying common stocks, and debt securities, such as interest-paying bonds.

Generally, at least 60% of the fund’s assets will be invested in common stocks and other equity-type securities. However, the composition of the fund’s investments in equity, debt and cash or money market instruments may vary substantially depending on various factors, including market conditions. The fund may also invest up to 25% of its assets in equity securities of issuers domiciled outside the United States and not included in Standard & Poor’s 500 Composite Index. In addition, the fund may invest up to 20% of its assets in lower quality, higher yielding nonconvertible debt securities (rated Ba1 and BB+ or below by Moody’s Investors Service or Standard & Poor’s Corporation or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.” The fund may also invest up to 10%

 of its assets in debt securities of issuers domiciled outside the U.S.; however, these securities must be denominated in U.S. dollars.

The investment adviser uses a system of multiple portfolio counselors in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual counselors who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

 Principal risks

You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market risks — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Interest rate risks — The prices of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, “call” or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Credit risks — Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

High yield bond and long maturity risks — Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. In addition, longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Risks of investing outside the U.S. — Investments in securities issued by entities based outside the United States may be subject to the risks described above to a greater extent and may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investments in securities issued by entities domiciled in the United States may also be subject to many of these risks.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

 Investment results

The bar chart below shows how the fund’s investment results have varied from year to year, and the table on page 5 shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. Barclays Capital U.S. Aggregate Index is a gauge of the U.S. investment-grade bond market and reflects a portion of the fixed-income securities in which the fund may invest. The Lipper Income Funds Index includes some of the largest mutual funds that disclose investment objectives that are reasonably comparable to the fund’s income objective. This information provides some indication of the risks of investing in the fund. Past results are not predictive of future results. Updated information on the fund’s results can be obtained by visiting americanfunds.com.

Highest/Lowest quarterly results during this time period were:

Highest                     14.13%                        (quarter ended September 30, 2009)

Lowest                   –15.43%                          (quarter ended December 31, 2008)

The fund’s total return for the six months ended June 30, 2010, was –3.52%.

Average annual total returns For the periods ended December 31, 2009 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A	12/1/1973	17.34%	1.51%	5.39%	11.21%

Share class	Inception date	1 year	5 years	Lifetime
R-1	6/17/2002	23.52%	1.85%	4.85%
R-2	5/31/2002	23.44	1.82	4.42
R-3	6/4/2002	24.05	2.32	5.08
R-4	6/27/2002	24.48	2.62	6.04
R-5	5/15/2002	24.82	2.92	5.50

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
S&P 500 (reflects no deductions for fees, expenses or taxes)	26.47%	0.42%	–0.95%	10.48%
Barclays Capital U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	5.93	4.97	6.33	N/A
Lipper Income Funds Index (reflects no deductions for fees or taxes)	21.23	3.19	4.02	N/A
Class A annualized 30-day yield at July 31, 2010: 3.91% (For current yield information, please call American FundsLine® at 800/325-3590.)

 Management

Investment adviser

Capital Research and Management Company

Portfolio counselors

The individuals primarily responsible for the portfolio management of the fund are:

Portfolio counselor/ Fund title (if applicable)	Experience managing assets in this fund	Primary title with investment adviser
Hilda L. Applbaum Vice Chairman of the Board	16 years	Senior Vice President – Capital World Investors
David C. Barclay President	14 years	Senior Vice President – Fixed Income, Capital Research and Management Company
Abner D. Goldstine Senior Vice President	37 years	Senior Vice President – Fixed Income, Capital Research and Management Company
Dina N. Perry Senior Vice President	18 years	Senior Vice President – Capital World Investors
Andrew B. Suzman Senior Vice President	14 years	Senior Vice President – Capital World Investors
Joanna F. Jonsson Vice President	16 years	Senior Vice President – Capital World Investors
John H. Smet Vice President	18 years	Senior Vice President – Fixed Income, Capital Research and Management Company
Steven T. Watson Vice President	13 years	Senior Vice President – Capital World Investors
Grant L. Cambridge	12 years	Senior Vice President – Capital World Investors
James R. Mulally	4 years	Senior Vice President – Fixed Income, Capital Research and Management Company

 Purchase and sale of fund shares

Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer authorized to sell these classes of the fund’s shares. Investment dealers may impose transaction charges in addition to those described in this prospectus.

Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

 Tax information

Dividends and capital gains distributed by the fund to tax-deferred retirement plan accounts are not currently taxable.

 Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

 Investment objectives, strategies and risks

The fund’s investment objectives are to provide you with current income while secondarily striving for capital growth. Normally, the fund invests primarily in income-producing securities. These include equity securities, such as dividend-paying common stocks, and debt securities, such as interest-paying bonds.

Generally, at least 60% of the fund’s assets will be invested in common stocks and other equity-type securities. However, the composition of the fund’s investments in equity, debt and cash or money market instruments may vary substantially depending on various factors, including market conditions. The fund may also invest up to 25% of its assets in equity securities of issuers domiciled outside the United States and not included in Standard & Poor’s 500 Composite Index. In addition, the fund may invest up to 20% of its assets in lower quality, higher yielding nonconvertible debt securities (rated Ba1 and BB+ or below by Moody’s Investors Service or Standard & Poor’s Corporation or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.” The fund may also invest up to 10% of its assets in debt securities of issuers domiciled outside the U.S.; however, these securities must be denominated in U.S. dollars.

The prices of, and the income generated by, the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

The prices of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, “call” or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. In addition, longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

The fund’s investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis, as well as by monitoring economic and legislative developments, but there can be no assurance that it will be successful at doing so.

Investments in securities issued by entities based outside the United States may be subject to the risks described above to a greater extent. These investments may also be affected by currency controls; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investments in securities issued by entities domiciled in the United States may also be subject to many of these risks.

The fund may also hold cash or money market instruments. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may hold a significant portion of its assets in such securities. The investment adviser may determine that it is appropriate to take such action in response to certain circumstances, such as periods of market turmoil. A larger percentage of such holdings could moderate the fund’s investment results in a period of rising market prices. A larger percentage of cash or money market instruments could reduce the magnitude of the fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information. You should consider how this fund fits into your overall investment program.

 Additional investment results

Unlike the table on page 5, the table below reflects the fund’s results calculated without a sales charge.

Average annual total returns For the periods ended December 31, 2009 (without sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A	12/1/1973	24.51%	2.72%	6.01%	11.39%

Share class	Inception date	1 year	5 years	Lifetime
R-1	6/17/2002	23.52%	1.85%	4.85%
R-2	5/31/2002	23.44	1.82	4.42
R-3	6/4/2002	24.05	2.32	5.08
R-4	6/27/2002	24.48	2.62	6.04
R-5	5/15/2002	24.82	2.92	5.50

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
S&P 500 (reflects no deductions for fees, expenses or taxes)	26.47%	0.42%	–0.95%	10.48%
Barclays Capital U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	5.93	4.97	6.33	N/A
Lipper Income Funds Index (reflects no deductions for fees or taxes)	21.23	3.19	4.02	N/A
Class A distribution rate at December 31, 2009: 4.45%* (For current distribution rate information, please call American FundsLine® at 800/325-3590.)

*	The distribution rate is based on actual dividends paid to Class A shareholders over a 12-month period. Capital gain distributions, if any, are added back to net asset value to determine the rate.

The investment results tables above and on page 5 show how the fund’s average annual total returns compare with various broad measures of market results. Standard & Poor’s 500 Composite Index is a market capitalization-weighted index based on the average weighted results of 500 widely held common stocks. This index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. Barclays Capital U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. This index was not in existence as of the date Capital Research and Management Company became the fund’s investment adviser; therefore, lifetime results are not shown. Lipper Income Funds Index is an equally weighted index of funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges or taxes. This index was not in existence as of the date Capital Research and Management Company became the fund’s investment adviser; therefore, lifetime results are not shown.

All fund results reflected in the “Investment results” section of this prospectus and this “Additional investment results” section reflect the reinvestment of dividends and capital gain distributions, if any. Unless otherwise noted, fund results reflect any fee waivers and/or expense reimbursements in effect during the period presented.

 Management and organization

Investment adviser

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071, and 6455 Irvine Center Drive, Irvine, California 92618. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears in the Annual Fund Operating Expenses table under “Fees and expenses of the fund.” As described more fully in the fund’s statement of additional information, the management fee is based on the daily net assets of the fund and the fund’s monthly gross investment income. A discussion regarding the basis for the approval of the fund’s investment advisory and service agreement by the fund’s board of trustees is contained in the fund’s semi-annual report to shareholders for the fiscal period ended January 31, 2010.

Capital Research and Management Company manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and manages fixed-income assets through its Fixed Income division. Capital World Investors and Capital Research Global Investors make investment decisions on an independent basis.

Rather than remain as investment divisions, Capital World Investors and Capital Research Global Investors may be incorporated into wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or both of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its Fixed Income division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and Management Company and each of the funds it advises have applied to the U.S. Securities and Exchange Commission for an exemptive order that would give Capital Research and Management Company the authority to use, upon approval of the fund’s board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund’s shareholders approved this arrangement at a meeting of the fund’s shareholders on November 24, 2009. There is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority, if granted, under an exemptive order.

Execution of portfolio transactions

The investment adviser places orders with broker-dealers for the fund’s portfolio transactions. In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. Subject to best execution, the investment adviser may consider investment research and/or brokerage services provided to the adviser in placing orders for the fund’s portfolio transactions. The investment adviser may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of funds managed by the investment adviser or its affiliated companies; however, it does not give consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund’s portfolio transactions. A more detailed description of the investment adviser’s policies is included in the fund’s statement of additional information.

Portfolio holdings

Portfolio holdings information for the fund is available on the American Funds website at americanfunds.com. To reach this information, access the fund’s detailed information page on the website. A list of the fund’s top 10 equity holdings, updated as of each month-end, is generally posted to this page within 14 days after the end of the applicable month. A link to the fund’s complete list of publicly disclosed portfolio holdings, updated as of each calendar quarter-end, is generally posted to this page within 45 days after the end of the applicable quarter. Both lists remain available on the website until new information for the next month or quarter is posted. Portfolio holdings information for the fund is also contained in reports filed with the U.S. Securities and Exchange Commission.

A description of the fund’s policies and procedures regarding disclosure of information about its  portfolio holdings is available in the statement of additional information.

Multiple portfolio counselor system

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors who decide how their respective segments will be invested. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions. The table below shows the investment experience and role in management of the fund for each of the fund’s primary portfolio counselors.

Portfolio counselor	Investment experience	Experience managing assets in this fund	Role in management of the fund
Hilda L. Applbaum	Investment professional for 24 years in total; 16 years with Capital Research and Management Company or affiliate	16 years (including 3 years of experience as an investment analyst for the fund)	Serves as an equity portfolio counselor
David C. Barclay	Investment professional for 29 years in total; 22 years with Capital Research and Management Company or affiliate	14 years	Serves as a fixed-income portfolio counselor
Abner D. Goldstine	Investment professional for 58 years in total; 43 years with Capital Research and Management Company or affiliate	37 years	Serves as a fixed-income portfolio counselor
Dina N. Perry	Investment professional for 33 years in total; 19 years with Capital Research and Management Company or affiliate	18 years	Serves as an equity portfolio counselor
Andrew B. Suzman	Investment professional for 17 years, all with Capital Research and Management Company or affiliate	14 years (including 4 years of experience as an investment analyst for the fund)	Serves as an equity portfolio counselor

Portfolio counselor	Investment experience	Experience managing assets in this fund	Role in management of the fund
Joanna F. Jonsson	Investment professional for 21 years in total; 20 years with Capital Research and Management Company or affiliate	16 years (including 9 years of experience as an investment analyst for the fund)	Serves as an equity portfolio counselor
John H. Smet	Investment professional for 28 years in total; 27 years with Capital Research and Management Company or affiliate	18 years	Serves as a fixed-income portfolio counselor
Steven T. Watson	Investment professional for 23 years in total; 21 years with Capital Research and Management Company or affiliate	13 years (including 6 years of experience as an investment analyst for the fund)	Serves as an equity portfolio counselor
Grant L. Cambridge	Investment professional for 18 years in total; 13 years with Capital Research and Management Company or affiliate	12 years (including 5 years of experience as an investment analyst for the fund)	Serves as an equity portfolio counselor
James R. Mulally	Investment professional for 35 years in total; 30 years with Capital Research and Management Company or affiliate	4 years	Serves as a fixed-income portfolio counselor

Information regarding the portfolio counselors’ compensation, their ownership of securities in the fund and other accounts they manage is in the statement of additional information.

Certain privileges and/or services described on the following pages of this prospectus and in the statement of additional information may not be available to you, depending on your investment dealer or retirement plan recordkeeper. Please see your financial adviser, investment dealer or retirement plan recordkeeper for more information.

 Purchase, exchange and sale of shares

American Funds Service Company, the fund’s transfer agent, on behalf of the fund and American Funds Distributors,® the fund’s distributor, is required by law to obtain certain personal information from you or any other person(s) acting on your behalf in order to verify your or such person’s identity. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially criminal activity, the fund and American Funds Distributors reserve the right to close your account or take such other action they deem reasonable or required by law.

Purchases and exchanges

Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell these classes of the fund’s shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan’s administrator or recordkeeper.

Class A shares are generally not available for retirement plans using the PlanPremier® or Recordkeeper Direct® recordkeeping programs.

Class R shares are generally available only to 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the fund. Class R-5 and R-6 shares are generally available only to fee-based programs or through retirement plan intermediaries. In addition, Class R-6 shares are available for investment by American Funds Target Date Retirement Series,® and Class R-5 shares are available to other registered investment companies approved by the fund. Class R shares generally are not available to retail nonretirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and 529 college savings plans.

Shares of the fund offered through this prospectus generally may be exchanged into shares of the same class of other American Funds. Exchanges of Class A shares from American Funds Money Market Fund® purchased without a sales charge generally will be subject to the appropriate sales charge.

Frequent trading of fund shares

The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. The fund is not designed to serve as a vehicle for frequent trading. Frequent trading of fund shares may lead to increased costs to the fund and less efficient management of the fund’s portfolio, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity that the fund or American Funds Distributors has determined could involve actual or potential harm to the fund, may be rejected.

The fund, through its transfer agent, American Funds Service Company, maintains surveillance procedures that are designed to detect frequent trading in fund shares. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the fund will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts, and to comply with applicable laws.

In addition to the fund’s broad ability to restrict potentially harmful trading as described above, the fund’s board of trustees has adopted a “purchase blocking policy” under which any shareholder redeeming shares having a value of $5,000 or more from the fund will be precluded from investing in the fund for 30 calendar days after the redemption transaction. This policy also applies to redemptions and purchases that are part of exchange transactions. Under the fund’s purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as purchases and redemptions of shares having a value of less than $5,000; transactions in Class 529 shares; purchases and redemptions resulting from reallocations by American Funds Target Date Retirement Series®; retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system; purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions; and systematic redemptions and purchases, where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is pre-scheduled for a specific date.

The fund reserves the right to waive the purchase blocking policy with respect to specific shareholder accounts in those instances where American Funds Service Company determines that its surveillance procedures are adequate to detect frequent trading in fund shares.

American Funds Service Company will work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts and bank trust companies) to apply their own procedures, provided that American Funds Service Company believes the intermediary’s procedures are reasonably designed to enforce the frequent trading policies of the fund. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied that the intermediary has taken appropriate action, American Funds Service Company may terminate the intermediary’s ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the fund’s surveillance procedures and purchase blocking policy, all transactions in fund shares remain subject to the right of the fund and American Funds Distributors to restrict potentially abusive trading generally (including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy). See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in the American Funds.

Valuing shares

The net asset value of each share class of the fund is the value of a single share. The fund calculates the net asset value each day the New York Stock Exchange is open for trading as of approximately 4 p.m. New York time, the normal close of regular trading. The fund will not calculate net asset values on days that the New York Stock Exchange is closed for trading. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making “fair value” determinations if market quotations are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the fund’s securities that principally trade in those international markets, those securities will be valued in accordance with fair value procedures. Use of these procedures is intended to result in more appropriate net asset values. In addition, such use will reduce, if not eliminate, potential arbitrage opportunities otherwise available to short-term investors.

Because the fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the fund does not price its shares, the values of securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares) or sold at the net asset value next determined after American

  Funds Service Company receives your request, provided that your request contains all information and legal documentation necessary to process the transaction.

Moving between share classes and accounts

Please see the statement of additional information for details and limitations on moving investments in certain share classes to different share classes and on moving investments held in certain accounts to different accounts.

Fund expenses

In periods of market volatility, assets of the fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses table in this prospectus.

The “Other expenses” items in the table on page 1 include custodial, legal, transfer agent and subtransfer agent/recordkeeping payments, as well as various other expenses. Subtransfer agent/recordkeeping payments may be made to the fund’s investment adviser, affiliates of the adviser and unaffiliated third parties for providing recordkeeping and other administrative services to retirement plans invested in the fund in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/ recordkeeping services will vary depending on the share class selected and the entity receiving the payments. The table below shows the maximum payments to entities providing these services to retirement plans.

	Payments to affiliated entities	Payments to unaffiliated entities
Class A	.05% of assets or $12 per participant position1	.05% of assets or $12 per participant position1
Class R-1	.10% of assets	.10% of assets
Class R-2	.15% of assets plus $27 per participant position2 or .35% of assets3	.25% of assets
Class R-3	.10% of assets plus $12 per participant position2 or .19% of assets3	.15% of assets
Class R-4	.10% of assets	.10% of assets
Class R-5	.05% of assets	.05% of assets
Class R-6	none	none

1 Payment amount depends on the date upon which services commenced.
2 Payment with respect to Recordkeeper Direct program.
3 Payment with respect to PlanPremier program.

 Sales charges

Class A shares

The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares.

Class A share purchases not subject to sales charges

The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is properly notified of the nature of the investment:

•
investments made by accounts that are part of certain qualified fee-based programs and that purchased Class A shares before the discontinuation of your investment dealer’s load-waived Class A share program with the American Funds; and

•	certain rollover investments from retirement plans to IRAs (see “Rollovers from retirement plans to IRAs” in this prospectus for more information).

The distributor may pay dealers a commission of up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its plans of distribution (see “Plans of distribution” in this prospectus).

Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment dealers and registered investment advisers authorized to sell American Funds and employees of The Capital Group Companies, Inc. Please see the statement of additional information for more information.

Employer-sponsored retirement plans

Employer-sponsored retirement plans that are eligible to purchase Class R shares may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their recordkeepers can properly apply a sales charge on plan investments. These plans are not eligible to make initial purchases of $1 million or more in Class A shares and thereby invest in Class A shares without a sales charge, nor are they eligible to establish a statement of intention that qualifies them to purchase Class A shares without a sales charge. More information about statements of intention can be found under “Sales charge reductions” in this prospectus. Plans investing in Class A shares with a sales charge may purchase additional Class A shares in accordance with the sales charge table in this prospectus.

Employer-sponsored retirement plans that invested in Class A shares without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase Class A shares without any initial or contingent deferred sales charge.

A 403(b) plan may not invest in Class A or C shares, unless it was invested in Class A or C shares before January 1, 2009.

Class R shares

Class R shares are sold without any initial or contingent deferred sales charge. The distributor will pay dealers annually an asset-based compensation of up to 1.00% for sales of Class R-1 shares, up to .75% for Class R-2 shares, up to .50% for Class R-3 shares and up to .25% for Class R-4 shares. No dealer compensation is paid from fund assets on sales of Class R-5 or R-6 shares. The fund may reimburse the distributor for these payments through its plans of distribution (see “Plans of distribution” in this prospectus).

 Sales charge reductions

To receive a reduction in your Class A initial sales charge, you must let your financial adviser or American Funds Service Company know at the time you purchase shares that you qualify for such a reduction. If you do not let your adviser or American Funds Service Company know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your adviser or American Funds Service Company with information and records (including account statements) of all relevant accounts invested in the American Funds.

In addition to the information in this prospectus, you may obtain more information about share classes, sales charges and sales charge reductions through a link on the home page of the American Funds website at americanfunds.com, from the statement of additional information or from your financial adviser.

Reducing your Class A initial sales charge

Consistent with the policies described in this prospectus, two or more retirement plans of an employer or employer’s affiliates may combine all of their American Funds investments to reduce their Class A sales charge. Certain investments in the American Funds Target Date Retirement Series may also be combined for this purpose. Please see the American Funds Target Date Retirement Series prospectus for further information. However, for this purpose, investments representing direct purchases of American Funds Money Market Fund are excluded. Following are different ways that you may qualify for a reduced Class A sales charge:

Concurrent purchases

Simultaneous purchases of any class of shares of two or more American Funds (excluding American Funds Money Market Fund) may be combined to qualify for a reduced Class A sales charge.

Rights of accumulation

You may take into account your accumulated holdings in all share classes of the American Funds (excluding American Funds Money Market Fund) to determine the initial sales charge you pay on each purchase of Class A shares. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (as of the day prior to your additional American Funds investment) or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals. Please see the statement of additional information for further details. You should retain any records necessary to substantiate the historical amounts you have invested.

Statement of intention

You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention allows you to combine all purchases of all share classes of the American Funds (excluding American Funds Money Market Fund) you intend to make over a 13-month period to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the statement period. Your accumulated holdings (as described under “Rights of accumulation” above) eligible to be aggregated as of the day immediately before the start of the statement period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the statement period do not qualify you for the applicable sales charge reduction. Employer-sponsored retirement plans may be restricted from establishing statements of intention. See “Sales charges” in this prospectus for more information.

Right of reinvestment

If you notify American Funds Service Company, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the same fund or other American Funds, provided that the reinvestment occurs within 90 days after the date of the redemption or distribution and is made into the same account from which you redeemed the shares or received the distribution. If the account has been closed, you may reinvest without a sales charge if the new receiving account has the same registration as the closed account. Proceeds will be reinvested in the same share class from which the original redemption or distribution was made. Redemption proceeds of Class A shares representing direct purchases in American Funds Money Market Fund that are reinvested in other American Funds will be subject to a sales charge.

Proceeds will be reinvested at the next calculated net asset value after your request is received by American Funds Service Company, provided that your request contains all information and legal documentation necessary to process the transaction. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. You may not reinvest proceeds in the American Funds as described in this paragraph if such proceeds are subject to a purchase block as described under “Frequent trading of fund shares” in this prospectus. This paragraph does not apply to certain rollover investments as described under “Rollovers from retirement plans to IRAs” in this prospectus.

 Rollovers from retirement plans to IRAs

Assets from retirement plans may be invested in Class A, C or F shares through an IRA rollover, subject to the other provisions of this prospectus and the prospectus for nonretirement plan shareholders. More information on Class C and F shares can be found in the fund’s prospectus for nonretirement plan shareholders. Rollovers invested in Class A shares from retirement plans will be subject to applicable sales charges. The following rollovers to Class A shares will be made without a sales charge:

•	rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian; and

•	rollovers to IRAs that are attributable to American Funds investments, if they meet the following requirements:

—	the assets being rolled over were invested in American Funds at the time of distribution; and

—	the rolled over assets are contributed to an American Funds IRA with Capital Bank and Trust Company as custodian.

IRA rollover assets that roll over without a sales charge as described above will not be subject to a contingent deferred sales charge, and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. IRA rollover assets invested in Class A shares that are not attributable to American Funds investments, as well as future contributions to the IRA, will be subject to sales charges and the terms and conditions generally applicable to Class A share investments as described in this prospectus and the statement of additional information.

 Plans of distribution

The fund has plans of distribution or “12b-1 plans” for certain share classes, under which it may finance activities primarily intended to sell shares, provided that the categories of expenses are approved in advance by the fund’s board of trustees. The plans provide for payments, based on annualized percentages of average daily net assets, of up to .25% for Class A shares; up to 1.00% for Class R-1 and R-2 shares; up to .75% for Class R-3 shares and; up to .50% for Class R-4 shares. For all share classes indicated above, up to .25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class may be used for distribution expenses.

The 12b-1 fees paid by each share class of the fund, as a percentage of average net assets for the previous fiscal year, are indicated in the Annual Fund Operating Expenses table under “Fees and expenses of the fund” in this prospectus. Since these fees are paid out of the fund’s assets or income on an ongoing basis, over time they may cost you more than paying other types of sales charges and reduce the return of your investment.

 Other compensation to dealers

American Funds Distributors, at its expense, currently provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to the top 100 dealers (or their affiliates) that have sold shares of the American Funds. The level of payments made to a qualifying firm in any given year will vary and in no case would exceed the sum of (a) .10% of the previous year’s American Funds sales by that dealer and (b) .02% of American Funds assets attributable to that dealer. For calendar year 2009, aggregate payments made by American Funds Distributors to dealers were less than .02% of the average assets of the American Funds. Aggregate payments may also change from year to year. A number of factors will be considered in determining payments, including the qualifying dealer’s sales, assets and redemption rates, and the quality of the dealer’s relationship with American Funds Distributors. American Funds Distributors makes these payments to help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisers about the American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments. American Funds Distributors may also pay expenses associated with meetings conducted by dealers outside the top 100 firms to facilitate educating financial advisers and shareholders about the American Funds. If investment advisers, distributors or other affiliates of mutual funds pay additional compensation or other incentives in differing amounts, dealer firms and their advisers may have financial incentives for recommending a particular mutual fund over other mutual funds or investments. You should consult with your financial adviser and review carefully any disclosure by your financial adviser’s firm as to compensation received.

 Distributions and taxes

Dividends and distributions

The fund intends to distribute dividends to shareholders, usually in March, June, September and December.

Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

All dividends and capital gain distributions paid to retirement plan shareholders will be automatically reinvested.

Taxes on dividends and distributions

Dividends and capital gains distributed by the fund to tax-deferred retirement plan accounts are not currently taxable.

Taxes on transactions

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Please see your tax adviser for more information.

 Financial highlights

The Financial Highlights table is intended to help you understand the fund’s results for the past five fiscal years. Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and capital gain distributions). Where indicated, figures in the table reflect the impact, if any, of certain reimbursements/waivers from Capital Research and Management Company. For more information about these reimbursements/waivers, see the fund’s statement of additional information and annual report. The information in the Financial Highlights table has been audited by Deloitte & Touche LLP, whose report, along with the fund’s financial statements, is included in the statement of additional information, which is available upon request.

		Income (loss) from investment operations1			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return2,3	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim- bursements/ waivers	Ratio of expenses to average net assets after reim- bursements/ waivers3	Ratio of net income to average net assets3
Class A:
Year ended 7/31/2010	$14.04	$.73	$1.37	$2.10	$(.66)	$—	$(.66)	$15.48	15.09%	$48,437	.61%	.61%	4.82%
Year ended 7/31/2009	16.98	.74	(2.98)	(2.24)	(.70)	—	(.70)	14.04	(12.72)	45,569	.64	.63	5.50
Year ended 7/31/2008	20.54	.87	(2.67)	(1.80)	(.91)	(.85)	(1.76)	16.98	(9.46)	58,029	.57	.54	4.53
Year ended 7/31/2007	19.33	.87	1.73	2.60	(.93)	(.46)	(1.39)	20.54	13.66	65,713	.56	.54	4.22
Year ended 7/31/2006	18.70	.81	.94	1.75	(.76)	(.36)	(1.12)	19.33	9.77	53,188	.56	.53	4.35
Class R-1:
Year ended 7/31/2010	13.99	.61	1.35	1.96	(.54)	—	(.54)	15.41	14.10	91	1.44	1.44	4.03
Year ended 7/31/2009	16.92	.62	(2.95)	(2.33)	(.60)	—	(.60)	13.99	(13.36)	74	1.46	1.44	4.68
Year ended 7/31/2008	20.48	.71	(2.67)	(1.96)	(.75)	(.85)	(1.60)	16.92	(10.25)	86	1.39	1.37	3.73
Year ended 7/31/2007	19.27	.70	1.72	2.42	(.75)	(.46)	(1.21)	20.48	12.75	75	1.41	1.39	3.41
Year ended 7/31/2006	18.65	.64	.94	1.58	(.60)	(.36)	(.96)	19.27	8.79	37	1.45	1.41	3.46
Class R-2:
Year ended 7/31/2010	13.93	.60	1.35	1.95	(.53)	—	(.53)	15.35	14.10	518	1.47	1.47	3.97
Year ended 7/31/2009	16.86	.61	(2.95)	(2.34)	(.59)	—	(.59)	13.93	(13.54)	463	1.56	1.54	4.58
Year ended 7/31/2008	20.42	.70	(2.66)	(1.96)	(.75)	(.85)	(1.60)	16.86	(10.26)	516	1.44	1.42	3.66
Year ended 7/31/2007	19.22	.69	1.72	2.41	(.75)	(.46)	(1.21)	20.42	12.73	539	1.44	1.39	3.38
Year ended 7/31/2006	18.60	.64	.94	1.58	(.60)	(.36)	(.96)	19.22	8.83	379	1.52	1.40	3.48

		Income (loss) from investment operations1			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return2,3	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim- bursements/ waivers	Ratio of expenses to average net assets after reim- bursements/ waivers3	Ratio of net income to average net assets3
Class R-3:
Year ended 7/31/2010	$14.01	$.68	$1.35	$2.03	$(.60)	$—	$(.60)	$15.44	14.63%	$1,056	.99%	.99%	4.45%
Year ended 7/31/2009	16.94	.68	(2.95)	(2.27)	(.66)	—	(.66)	14.01	(12.99)	936	1.00	.99	5.14
Year ended 7/31/2008	20.50	.79	(2.66)	(1.87)	(.84)	(.85)	(1.69)	16.94	(9.83)	1,061	.95	.93	4.16
Year ended 7/31/2007	19.29	.79	1.73	2.52	(.85)	(.46)	(1.31)	20.50	13.26	978	.94	.92	3.86
Year ended 7/31/2006	18.67	.73	.93	1.66	(.68)	(.36)	(1.04)	19.29	9.29	579	.96	.94	3.94
Class R-4:
Year ended 7/31/2010	14.03	.72	1.36	2.08	(.65)	—	(.65)	15.46	14.95	740	.68	.68	4.77
Year ended 7/31/2009	16.96	.72	(2.95)	(2.23)	(.70)	—	(.70)	14.03	(12.72)	629	.70	.69	5.43
Year ended 7/31/2008	20.53	.85	(2.68)	(1.83)	(.89)	(.85)	(1.74)	16.96	(9.56)	597	.66	.63	4.49
Year ended 7/31/2007	19.31	.85	1.74	2.59	(.91)	(.46)	(1.37)	20.53	13.57	451	.65	.63	4.15
Year ended 7/31/2006	18.69	.79	.93	1.72	(.74)	(.36)	(1.10)	19.31	9.60	255	.66	.64	4.22
Class R-5:
Year ended 7/31/2010	14.04	.77	1.37	2.14	(.70)	—	(.70)	15.48	15.36	447	.38	.38	5.07
Year ended 7/31/2009	16.97	.76	(2.96)	(2.20)	(.73)	—	(.73)	14.04	(12.53)	395	.40	.38	5.72
Year ended 7/31/2008	20.54	.91	(2.68)	(1.77)	(.95)	(.85)	(1.80)	16.97	(9.26)	559	.36	.33	4.80
Year ended 7/31/2007	19.32	.91	1.74	2.65	(.97)	(.46)	(1.43)	20.54	13.94	350	.36	.33	4.42
Year ended 7/31/2006	18.70	.85	.93	1.78	(.80)	(.36)	(1.16)	19.32	9.92	168	.36	.34	4.56
Class R-6:
Year ended 7/31/2010	14.05	.79	1.35	2.14	(.70)	—	(.70)	15.49	15.40	480	.33	.33	5.20
Period from 5/1/2009 to 7/31/20094	12.55	.19	1.48	1.67	(.17)	—	(.17)	14.05	13.42	272	.09	.09	1.45

	Year ended July
	2010	2009	2008	2007	2006
Portfolio turnover rate for all classes of shares	35%	49%	38%	32%	35%

1	Based on average shares outstanding.
2	Total returns exclude any applicable sales charges.
3	This column reflects the impact, if any, of certain reimbursements/waivers from Capital Research and Management Company. During some of the periods shown, Capital Research and Management Company reduced fees for investment advisory services. In addition, during some of the periods shown, Capital Research and Management Company paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
4	Based on operations for the period shown and, accordingly, may not be representative of a full year.

Notes

Notes

Notes

For shareholder services	American Funds Service Company 800/421-0180
For retirement plan services	Call your employer or plan administrator
For 24-hour information	americanfunds.com For Class R share information, visit AmericanFundsRetirement.com

Telephone calls you have with American Funds may be monitored or recorded for quality assurance, verification and recordkeeping purposes. By speaking to American Funds on the telephone, you consent to such monitoring and recording.

Multiple translations   This prospectus may be translated into other languages. If there is any inconsistency or ambiguity in the meaning of any translated word or phrase, the English text will prevail.

Annual/Semi-annual report to shareholders   The shareholder reports contain additional information about the fund, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the fund’s investment strategies and the independent registered public accounting firm’s report (in the annual report).

Statement of additional information (SAI) and codes of ethics   The current SAI, as amended from time to time, contains more detailed information about the fund, including the fund’s financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the fund, the fund’s investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the U.S. Securities and Exchange Commission (SEC). These and other related materials about the fund are available for review or to be copied at the SEC’s Public Reference Room in Washington, D.C. (202/551-8090), on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The codes of ethics, current SAI and shareholder reports are also available, free of charge, on our website, americanfunds.com.

E-delivery and household mailings   Each year you are automatically sent an updated summary prospectus and annual and semi-annual reports for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, americanfunds.com.

If you would like to opt out of household-based mailings or receive a complimentary copy of the current SAI, codes of ethics or annual/semi-annual report to shareholders, please call American Funds Service Company at 800/421-0180 or write to the secretary of the fund at P.O. Box 7650, San Francisco, California 94120-7650.

Securities Investor Protection Corporation (SIPC)   Shareholders may obtain information about SIPC® on its website at sipc.org or by calling 202/371-8300.

RPGEPR-906-1010P Litho in USA CGD/RRD/8037	Investment Company File No. 811-01880
The Capital Group Companies

American Funds    Capital Research and Management    Capital International   Capital Guardian     Capital Bank and Trust

The Income Fund of America

Part B

Statement of Additional Information

October 1, 2010

This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of The Income Fund of America (the “fund” or “IFA”) dated October 1, 2010. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

The Income Fund of America
Attention: Secretary
One Market
Steuart Tower, Suite 1800
San Francisco, California 94105
415/421-9360

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder’s investment dealer or retirement plan recordkeeper. Please see your financial adviser, investment dealer, plan recordkeeper or employer for more information.

Class A	AMECX	Class 529-A	CIMAX	Class R-1	RIDAX
Class B	IFABX	Class 529-B	CIMBX	Class R-2	RIDBX
Class C	IFACX	Class 529-C	CIMCX	Class R-3	RIDCX
Class F-1	IFAFX	Class 529-E	CIMEX	Class R-4	RIDEX
Class F-2	AMEFX	Class 529-F-1	CIMFX	Class R-5	RIDFX
				Class R-6	RIDGX

 Certain investment limitations and guidelines

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund’s net assets unless otherwise noted. This summary is not intended to reflect all of the fund’s investment limitations.

Objective

•	The fund will invest at least 65% of its assets in income-producing securities.

Equity securities

•
The fund will generally invest at least 60% of its assets in equity securities. However, the composition of the fund’s investments in equity, debt and cash or money market instruments may vary substantially depending on various factors, including market conditions. At times the fund may be substantially invested in equity or debt securities (i.e., more than 60%) or may be solely invested in equity or debt securities (i.e., 100%).

Debt securities

•
The fund may invest up to 20% of its assets in straight debt securities (i.e., debt securities that do not have equity conversion or purchase rights) rated BB+ or below by Standard & Poor’s Corporation (S&P) and Ba1 or below by Moody’s Investors Service (Moody’s) or unrated but determined to be of equivalent quality by the fund’s investment adviser.

Investing outside the U.S.

•	The fund may invest up to 25% of its assets in equity securities of issuers domiciled outside the United States and not included in the S&P 500 Composite Index.

•	The fund may invest up to 10% of its assets in debt securities of issuers domiciled outside the United States (must be U.S. dollar denominated).

*     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

 Description of certain securities and investment techniques

The descriptions below are intended to supplement the material in the prospectus under “Investment objectives, strategies and risks.”

Equity securities — Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks and may also include securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

Investing in smaller capitalization stocks — The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $3.5 billion at the time of purchase). The investment adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

Debt securities — Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, rated Ba1 or below by Moody’s and/or BB+ or below by S&P or unrated but determined by the fund’s investment adviser to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa (Moody’s) and A or BBB (S&P) may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes — Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

Payment expectations — Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund’s portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix for more information about credit ratings.

Securities with equity and debt characteristics — The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt or vice versa. Some types of convertible bonds, preferred stocks or other preferred securities automatically convert into common stocks or other securities at a stated conversion ratio and some may be subject to redemption at the option of the issuer at a predetermined price. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

These securities may include hybrid securities, which also have equity and debt characteristics. Such securities are normally at the bottom of an issuer’s debt capital structure. As such, they may be more sensitive to economic changes than more senior debt securities. These securities may also be viewed as more equity-like by the market when the issuer or its parent company experience financial problems.

The prices and yields of nonconvertible preferred securities or preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to the factors affecting debt securities. Nonconvertible preferred securities will be treated as debt for fund investment limit purposes.

Investing outside the U.S. — Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of the investment adviser, investing outside the United States also can reduce certain portfolio risks due to greater diversification opportunities.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.

Additional costs could be incurred in connection with the fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

Currency transactions — The fund may purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the U.S. Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions also may affect the character and timing of income, gain or loss recognized by the fund for U.S. federal income tax purposes.

Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include The Federal Financing Bank (FFB), the Government National Mortgage Association (Ginnie Mae), the Veterans Administration (VA), the Federal Housing Administration (FHA), the Export-Import Bank (Exim Bank), the Overseas Private Investment Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small Business Administration (SBA).

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee Valley Authority and Federal Farm Credit Bank System.

On September 7, 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms.

Pass-through securities —The fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

Mortgage-backed securities — These securities may be issued by U.S. government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.

Collateralized mortgage obligations (CMOs) — CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

Commercial mortgage-backed securities — These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities.

Asset-backed securities — These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change their effective maturities.

Real estate investment trusts — The fund may invest in securities issued by real estate investment trusts (REITs), which primarily invest in real estate or real estate-related loans. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

Inflation-indexed bonds — The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations.

The principal amount of an inflation-indexed bond is adjusted in response to changes in the level of the consumer price index. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, and therefore the principal amount of such bonds cannot be reduced below par even during a period of deflation. However, the current market value of these bonds is not guaranteed and will fluctuate, reflecting the rise and fall of yields. In certain jurisdictions outside the United States the repayment of the original bond principal upon the maturity of an inflation-indexed bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par.

The interest rate for inflation-indexed bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

Reinsurance related notes and bonds — The fund may invest in reinsurance related notes and bonds. These instruments, which are typically issued by special purpose reinsurance companies, transfer an element of insurance risk to the note or bond holders. For example, such a note or bond could provide that the reinsurance company would not be required to repay all or a portion of the principal value of the note or bond if losses due to a catastrophic event under the policy (such as a major hurricane) exceed certain dollar thresholds. Consequently, the fund may lose the entire amount of its investment in such bonds or notes if such an event occurs and losses exceed certain dollar thresholds. In this instance, investors would have no recourse against the insurance company. These instruments may be issued with fixed or variable interest rates and rated in a variety of credit quality categories by the rating agencies.

Cash and cash equivalents — The fund may hold cash or invest in cash equivalents. Cash equivalents include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

Restricted or illiquid securities — The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933 (the “1933 Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund’s board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

Repurchase agreements — The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund’s custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

Loan assignments and participations — The fund may invest in loans or other forms of indebtedness that represent interests in amounts owed by corporations or other borrowers (collectively “borrowers”). The investment adviser defines debt securities to include investments in loans, such as loan assignments and participations. Loans may be originated by the borrower in order to address its working capital needs, as a result of a reorganization of the borrower’s assets and liabilities (recapitalizations), to merge with or acquire another company (mergers and acquisitions), to take control of another company (leveraged buy-outs), to provide temporary financing (bridge loans), or for other corporate purposes. Most corporate loans are variable or floating rate obligations.

Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan. The greater the value of the assets securing the loan the more the lender is protected against loss in the case of nonpayment of principal or interest. Loans made to highly leveraged borrowers may be especially vulnerable to adverse changes in economic or market conditions and may involve a greater risk of default.

Some loans may represent revolving credit facilities or delayed funding loans, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the fund is committed to advance additional funds, the fund will segregate assets determined to be liquid in an amount sufficient to meet such commitments.

Some loans may represent debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the fund’s only recourse will be against the collateral securing the DIP financing.

The investment adviser generally makes investment decisions based on publicly available information, but may rely on non-public information if necessary. Borrowers may offer to provide lenders with material, non-public information regarding a specific loan or the borrower in general. The investment adviser generally chooses not to receive this information. As a result, the investment adviser may be at a disadvantage compared to other investors that may receive such information. The investment adviser’s decision not to receive material, non-public information may impact the investment adviser’s ability to assess a borrower’s requests for amendments or waivers of provisions in the loan agreement. However, the investment adviser may on a case-by-case basis decide to receive such information when it deems prudent. In these situations the investment adviser may be restricted from trading the loan or buying or selling other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.

The fund normally acquires loan obligations through an assignment from another lender, but also may acquire loan obligations by purchasing participation interests from lenders or other holders of the interests. When the fund purchases assignments it acquires direct contractual rights against the borrower on the loan. The fund acquires the right to receive principal and interest payments directly from the borrower and to enforce its rights as a lender directly against the borrower. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loan assignments are often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the purchase of a loan.  Risks may also arise due to the inability of the agent to meet its obligations under the loan agreement.

Loan participations are loans or other direct debt instruments that are interests in amounts owed by the borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. In addition, the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation and the fund will have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies. As a result, the fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Loan assignments and participations are generally subject to legal or contractual restrictions on resale and are not currently listed on any securities exchange or automatic quotation system. Risks may arise due to delayed settlements of loan assignments and participations. The investment adviser expects that most loan assignments and participations purchased for the fund will trade on a secondary market. However, although secondary markets for investments in loans are growing among institutional investors, there may be a limited number of investors interested in a specific loan. It is possible that loan participations, in particular, could be sold only to a limited number of institutional investors. If there is no active secondary market for a particular loan, it may be difficult for the investment adviser to sell the fund’s interest in such loan at a price that is acceptable to it and to obtain pricing information on such loan.

Investments in loan participations and assignments present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

Forward commitment, when issued and delayed delivery transactions — The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund’s aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund’s portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

The fund may also enter into “roll” transactions which involve the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions.

Portfolio turnover — Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund’s objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

The fund’s portfolio turnover rates for the fiscal years ended July 31, 2010 and 2009 were 35% and 49%, respectively. The portfolio turnover rate would equal 100% if each security in a fund’s portfolio were replaced once per year. See “Financial highlights” in the prospectus for the fund’s annual portfolio turnover rate for each of the last five fiscal years.

 Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing the fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The fund has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1.Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not:

a.Borrow money;

b.Issue senior securities;

c.Underwrite the securities of other issuers;

d.Purchase or sell real estate or commodities;

e.Make loans; or

f.Purchase the securities of any issuer if, as a result of such purchase, the fund’s investments would be concentrated in any particular industry.

2.The fund may not invest in companies for the purpose of exercising control or management.
Nonfundamental policies — The following policy may be changed without shareholder approval:

The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Additional information about the fund’s policies — The information below is not part of the fund’s fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the fund. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, the fund may borrow money in amounts of up to 33⅓% of its total assets from banks for any purpose, and may borrow up to 5% of its total assets from banks or other lenders for temporary purposes.

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the fund covers its commitments under certain types of agreements and transactions, including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment, such agreement or transaction will not be considered a senior security by the fund.

For purposes of fundamental policy 1c, the policy will not apply to the fund to the extent the fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1d, the fund may invest in securities or other instruments backed by real estate or commodities or securities of issuers engaged in the real estate business, including real estate investment trusts, or issuers engaged in business related to commodities. Further, the fund does not consider currency contracts or hybrid instruments to be commodities.

For purposes of fundamental policy 1e, the fund may not lend more than 33⅓% of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.

For purposes of fundamental policy 1f, the fund may not invest 25% or more of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. Government, its agencies or Government Sponsored Enterprises or repurchase agreements with respect thereto.

The fund currently does not intend to engage in securities lending, purchase securities on margin, sell securities short or invest in puts, calls, straddles or spreads or combinations thereof.

  Management of the fund

Board of trustees and officers

“Independent” trustees1

The fund’s nominating and governance committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the fund’s service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, the fund considers the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The fund seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the fund’s board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the fund’s independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the U.S. Securities and Exchange Commission, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the fund’s registration statement.

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other Relevant Experience
Mary Jane Elmore, 56 Trustee (2008)	Managing Director and General Partner, Institutional Venture Partners	3	None	• Senior corporate management experience • Corporate board experience • Service on advisory and trustee boards for educational organizations • M.B.A.

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other Relevant Experience
Robert A. Fox, 73 Chairman of the Board (Independent and Non-Executive) (1972)	Managing General Partner, Fox Investments LP; corporate director	9	Former director of Chemtura Corp. (until 2009)

• Service as chief executive officer of multiple international companies

• Corporate board experience

• Service on advisory and trustee boards for charitable, educational and nonprofit organizations

• M.B.A.

Leonade D. Jones, 62 Trustee (1993)	Retired	9	None

• Service as treasurer of a diversified media and education company

• Founder of e-commerce and educational loan exchange businesses

• Corporate board and investment advisory committee experience

• Service on advisory and trustee boards for charitable, educational, public and nonprofit organizations

• J.D., M.B.A.

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other Relevant Experience
William D. Jones, 55 Trustee (2008)	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in selected urban communities) and City Scene Management Company (provides commercial asset and property management services)	6	Sempra Energy; SouthWest Water Company

• Senior investment and management experience, real estate

• Corporate board experience

• Service as director, Federal Reserve Boards of San Francisco and Los Angeles

• Service on advisory and trustee boards for charitable, educational, municipal and nonprofit organizations

• M.B.A.

John M. Lillie, 73 Trustee (2003)	Business consultant	3	None

• Service as chairman and/or chief executive officer for multiple international companies

• Senior management experience

• Corporate board experience

• Service on advisory and trustee boards for charitable, educational and nonprofit organizations

• M.B.A., M.S., industrial engineering

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other Relevant Experience
John G. McDonald, 73 Trustee (1976)	Stanford Investors Professor, Graduate School of Business, Stanford University	12	iStar Financial, Inc.; Plum Creek Timber Co.; QuinStreet, Inc. (beginning February 2010); Scholastic Corporation; Varian, Inc. (until May 2010)

• Corporate board experience

• Service on the Board of Governors of the National Association of Securities Dealers (now FINRA)

• Service as vice chairman of NASD/NASDAQ stock market

• M.B.A., Ph.D., economics

James J. Postl, 64 Trustee (2008)	Retired	3	Cooper Industries; Pulte, Inc. Former director of Auto Zone (until 2005); Centex, Inc. (until 2009); Northwest Airlines (until 2008)

• Service as chief executive officer for multiple international companies

• Senior corporate management experience

• Corporate board experience

• Service on advisory and trustee boards for charitable, educational and nonprofit organizations

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other Relevant Experience
Henry E. Riggs, 75 Trustee (1989)	President Emeritus, Keck Graduate Institute of Applied Life Sciences; Professor Emeritus, Stanford University and Harvey Mudd College	5	None

• Senior academic leadership positions for multiple universities

• Professor, engineering

• Senior corporate management experience

• Service on advisory and trustee boards for charitable, educational, research and nonprofit organizations

• Author of multiple accounting books

• M.B.A.

Isaac Stein, 63 Trustee (2004)	President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	3	Alexza Pharmaceuticals, Inc.; Maxygen, Inc.

• Service as chief executive officer, apparel company

• Service as chief financial officer and general counsel, international materials science company

• Former partner, law firm

• Corporate board experience

• Service on advisory and trustee boards for charitable and nonprofit organization

• J.D. and M.B.A.

“Interested” trustees5

Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers of Capital Research and Management Company or its affiliates. This management role with the fund’s service providers also permits them to make a significant contribution to the fund’s board.

Name, age and position with fund (year first elected as a trustee/officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years
Hilda L. Applbaum, 49 Vice Chairman of the Board (1998)	Senior Vice President - Capital World Investors, Capital Research and Management Company	1	None

Other officers6

Name, age and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
David C. Barclay, 53 President (1998)	Senior Vice President – Fixed Income, Capital Research and Management Company
Abner D. Goldstine, 80 Senior Vice President (1993)	Senior Vice President – Fixed Income, Capital Research and Management Company; Director, Capital Research and Management Company
Dina N. Perry, 64 Senior Vice President (1994)	Senior Vice President – Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Paul F. Roye, 56 Senior Vice President (2007)

Senior Vice President – Fund Business Management Group, Capital Research and Management Company; Director, American Funds Service Company*; former Director, Division of Investment Management, United States Securities and Exchange Commission

Andrew B. Suzman, 43 Senior Vice President (2004)	Senior Vice President – Capital World Investors, Capital Research Company*
Joanna F. Jonsson, 47 Vice President (2006)	Senior Vice President – Capital World Investors, Capital Research Company*; Director, American Funds Distributors, Inc.*; Director, Capital International Limited*
John H. Smet, 54 Vice President (1994)	Senior Vice President – Fixed Income, Capital Research and Management Company; Director, The Capital Group Companies, Inc.*
Steven T. Watson, 55 Vice President (2006)	Senior Vice President – Capital World Investors, Capital Research Company*; Director, Capital Research Company*; Director, The Capital Group Companies, Inc.*

Name, age and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Patrick F. Quan, 52 Secretary (1986)	Vice President – Fund Business Management Group, Capital Research and Management Company
Jennifer M. Buchheim, 37 Treasurer (2005)	Vice President – Fund Business Management Group, Capital Research and Management Company
Julie E. Lawton, 37 Assistant Secretary (2009)	Associate – Capital Research and Management Company

*Company affiliated with Capital Research and Management Company.

1	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the 1940 Act.

2
Includes service as a director or officer of the fund’s predecessor, The Income Fund of America, Inc., a Maryland corporation. Trustees and officers of the fund serve until their resignation, removal or retirement.

3
Funds managed by Capital Research and Management Company, including the American Funds; American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is available to certain nonprofit organizations.

4
This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company. Unless otherwise noted, all directorships are current.

5
“Interested persons” of the fund within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6	All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

The address for all trustees and officers of the fund is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

Fund shares owned by trustees as of December 31, 2009:

Name	Dollar range1 of fund shares owned	Aggregate dollar range1 of shares owned in all funds in the American Funds family overseen by trustee	Dollar range1 of independent trustees deferred compensation2 allocated to fund	Aggregate dollar range1 of independent trustees deferred compensation2 allocated to all funds within American Funds family overseen by trustee
“Independent” trustees
Mary Jane Elmore	$50,001 –$100,000	Over $100,000	$50,001 –$100,000	Over $100,000
Robert A. Fox	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Leonade D. Jones	Over $100,000	Over $100,000	Over $100,000	Over $100,000
William D. Jones	$10,001 – $50,000	Over $100,000	$10,001 – $50,000	Over $100,000
John M. Lillie	Over $100,000	Over $100,000	N/A	N/A
John G. McDonald	$10,001 – $50,000	Over $100,000	N/A	N/A
James J. Postl	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Henry E. Riggs	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Isaac Stein	Over $100,000	Over $100,000	N/A	N/A

Name	Dollar range1 of fund shares owned	Aggregate dollar range1 of shares owned in all funds in the American Funds family overseen by trustee
“Interested” trustee
Hilda L. Applbaum	Over $100,000	Over $100,000

1
Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000. The amounts listed for “interested” trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2
Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.

Trustee compensation — No compensation is paid by the fund to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The fund typically pays each independent trustee an annual fee, which ranges from $9,500 to $25,000, based primarily on the total number of board clusters on which that independent trustee serves.

In addition, the fund generally pays independent trustees attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent trustee each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses. Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent trustees.

Trustee compensation earned during the fiscal year ended July 31, 2010:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the fund	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates2
Mary Jane Elmore3	$39,583	$114,250
Robert A. Fox3	44,288	329,424
Leonade D. Jones3	44,790	341,022
William D. Jones3	36,869	230,035
John M. Lillie	49,223	143,223
John G. McDonald3	33,833	344,125
James J. Postl3	42,083	121,750
Henry E. Riggs3	41,164	217,198
Isaac Stein	48,640	135,639

1
Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended July 31, 2010 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.

2
Funds managed by Capital Research and Management Company, including the American Funds; American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is available to certain nonprofit organizations.

3
Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2010 fiscal year for participating trustees is as follows: Mary Jane Elmore ($94,234), Robert A. Fox ($1,066,526), Leonade D. Jones ($116,710), William D. Jones ($26,923), John G. McDonald ($782,366), James J. Postl ($102,986), Henry E. Riggs ($563,588), and Isaac Stein ($24,779). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the trustees.

As of September 1, 2010, the officers and trustees of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

Fund organization and the board of trustees — The fund, an open-end, diversified management investment company, was organized as a Delaware corporation on March 8, 1969 and reorganized as a Maryland corporation on December 16, 1983 and was reorganized as a Delaware statutory trust on October 1, 2010. All fund operations are supervised by the fund’s board of trustees which meets periodically and performs duties required by applicable state and federal laws.

Delaware law charges trustees with the duty of managing the business affairs of the trust. Trustees are considered to be fiduciaries of the trust and owe duties of care and loyalty to the trust and its shareholders.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the fund’s rule 18f-3 Plan. Each class’ shareholders have exclusive voting rights with respect to the respective class’ rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund’s Class 529 shares, the Virginia College Savings PlanSM will vote any proxies relating to the fund’s Class 529 shares. In addition, the trustees have the authority to establish new series and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.

The fund’s declaration of trust, by-laws and separate indemnification agreements that the fund has entered into with independent trustees provide in effect that, subject to certain conditions, the fund will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Removal of trustees by shareholders — At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast, remove any trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. In addition, the trustees of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

Leadership structure — The board’s chair is currently an independent trustee who is not an “interested person” of the fund within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent trustees in executive session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for fund management and independent fund counsel.

Risk oversight — Day-to-day management of the fund, including risk management, is the responsibility of the fund’s contractual service providers, including the fund’s investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the fund’s operations, including the processes and associated risks relating to the fund’s investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding the operations of the fund’s service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the fund’s investments and trading. The board also receives compliance reports from the fund’s and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the Fund’s board, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the Fund’s audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.

Not all risks that may affect the fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the fund’s objectives. As a result of the foregoing and other factors, the ability of the fund’s service providers to eliminate or mitigate risks is subject to limitations.

Committees of the board of trustees — The fund has an audit committee comprised of Robert A. Fox, Leonade D. Jones, John M. Lillie, James J. Postl and Isaac Stein, none of whom is an “interested person” of the fund within the meaning of the 1940 Act. The committee provides oversight regarding the fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund’s principal service providers. The committee acts as a liaison between the fund’s independent registered public accounting firm and the full board of trustees. Four audit committee meetings were held during the 2010 fiscal year.

The fund has a contracts committee comprised of Mary Jane Elmore, Robert A. Fox, Leonade D. Jones, William D. Jones, John M. Lillie, John G. McDonald, James J. Postl, Henry E. Riggs and Isaac Stein, none of whom is an “interested person” of the fund within the meaning of the 1940 Act. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. One contracts committee meeting was held during the 2010 fiscal year.

The fund has a nominating and governance committee comprised of Leonade D. Jones, William D. Jones, John M. Lillie, John G. McDonald and Henry E. Riggs, none of whom is an “interested person” of the fund within the meaning of the 1940 Act. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund’s secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. Three nominating and governance committee meetings were held during the 2010 fiscal year.

Proxy voting procedures and principles — The fund’s investment adviser, in consultation with the fund’s board, has adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the fund, other American Funds, Endowments and American Funds Insurance Series. The complete text of these principles is available on the American Funds website at americanfunds.com. Proxies are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the funds’ boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal. In addition, the funds’ boards monitor the proxy voting process and provide guidance with respect to the Principles.

All U.S. proxies are voted. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. After a proxy statement is received, the investment adviser prepares a summary of the proposals contained in the proxy statement. A discussion of any potential conflicts of interest also is included in the summary. For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more of the division’s investment analysts familiar with the company and industry. A second recommendation is made by a proxy coordinator (an investment analyst with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the appropriate proxy voting committee for a final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy voting committee members are alerted to the potential conflict. The proxy voting committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American Funds website and (c) on the SEC’s website at sec.gov.

The following summary sets forth the general positions of the American Funds, Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the American Funds website.

Director matters — The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions also may be supported.

Governance provisions — Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

Shareholder rights — Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.

Compensation and benefit plans — Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

Routine matters — The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.

Principal fund shareholders — The following table identifies those investors who own of record, or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on September 1, 2010. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Maryland Heights, MO	Record	Class A Class B	29.45% 17.90
First Clearing, LLC Custody Account St. Louis, MO	Record	Class A Class B Class C Class F-1	9.25 10.19 13.76 8.62
Pershing, LLC Jersey City, NJ	Record	Class A Class B Class C Class F-1 Class F-2	5.63 7.18 7.38 20.66 14.95
Merrill Lynch Omnibus Account Jacksonville, FL	Record	Class B Class C Class F-2	6.64 15.51 32.96
Citigroup Global Markets, Inc. Omnibus Account New York, NY	Record	Class C Class F-1	10.55 6.32
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class F-1 Class R-4	9.04 5.09
LPL Financial Omnibus Account San Diego, CA	Record	Class F-1 Class F-2	8.74 7.33
UBS WM USA Omnibus Account Jersey City, NJ	Record	Class F-1	8.49
Capital Group Private Client Services Account #1 Quincy, MA	Record	Class F-2	7.63
TD Ameritrade, Inc. Omnibus Account Omaha, NE	Record	Class F-2	5.30
Capital Group Private Client Services Account #2 Quincy, MA	Record	Class F-2	5.05
Hartford Life Insurance Co. Separate Account 401K Plan Hartford, CT	Record Beneficial	Class R-1 Class R-3	48.14 8.67
ING Life Insurance & Annuity Hartford, CT	Record	Calss R-3	14.70
Principal Financial Group Omnibus Account Des Moines, IA	Record	Class R-4	6.27

Name and address	Ownership	Ownership percentage
NFS, LLC FEBO State Street Bank Trust Co. Purchase, NY	Record Beneficial	Class R-4	5.35
Mac & Co. Retirement Plan Pittsburgh, PA	Record Beneficial	Class R-5	12.30
Nationwide Trust Company Columbus, OH	Record	Class R-5	9.91
Edward D. Jones & Co. Retirement Plan Norwood, MA	Record Beneficial	Class R-5	9.48
Intersil Corporation Profit Sharing Plan Baltimore, MD	Record Beneficial	Class R-5	8.88
NFS, LLC FEBO KLA-TENCOR Corporation Retirement Plan Lewisville, TX	Record Beneficial	Class R-5	5.41
The Capital Group Companies Retirement Plan Los Angeles, CA	Record Beneficial	Class R-5	5.21
American Funds 2020 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	17.34
American Funds 2010 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	15.27
American Funds 2025 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	14.00
American Funds 2030 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	13.92
American Funds 2015 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	13.86
American Funds 2035 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	7.50

Unless otherwise noted, references in this statement of additional information to Class F shares, Class R shares or Class 529 shares refer to both F share classes, all R share classes or all 529 share classes, respectively.

Investment adviser — Capital Research and Management Company, the fund’s investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine, CA 92618. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and manages fixed-income assets through its Fixed Income division. Capital World Investors and Capital Research Global Investors make investment decisions on an independent basis.

Rather than remain as investment divisions, Capital World Investors and Capital Research Global Investors may be incorporated into wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or both of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its Fixed Income division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and Management Company and each of the funds it advises have applied to the U.S. Securities and Exchange Commission for an exemptive order that would give Capital Research and Management Company the authority to use, upon approval of the fund’s board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund’s shareholders approved this arrangement at a meeting of the fund’s shareholders on November 24, 2009. There is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority, if granted, under an exemptive order.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage.

Portfolio counselors and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with greater weight placed on the four-year and eight-year rolling averages. For portfolio counselors, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund’s portfolio counselors may be measured against one or more of the following benchmarks, depending on his or her investment focus: Lipper Income Funds Index, Lipper High Current Yield Bond Funds Average, Lipper Corporate Debt Funds A Rated Average, Barclays Capital U.S. Aggregate Index, MSCI World Index (ex-U.S.), MSCI USA Index, Barclays Capital U.S. Corporate High Yield Index 2% Issuer Cap, Lipper Corporate Debt Funds BBB-Rated Average and Barclays Capital Baa Corporate Index.

Portfolio counselor fund holdings and other managed accounts — As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

The following table reflects information as of July 31, 2010:

Portfolio counselor	Dollar range of fund shares owned1	Number of other registered investment companies (RICs) for which portfolio counselor is a manager (assets of RICs in billions)2		Number of other pooled investment vehicles (PIVs) for which portfolio counselor is a manager (assets of PIVs in billions)3		Number of other accounts for which portfolio counselor is a manager (assets of other accounts in billions)4
Hilda L. Applbaum	$100,001 – $500,000	2	$47.3	None		None
David C. Barclay	Over $1,000,000	4	$173.5	4	$1.31	17	$8.27
Abner D. Goldstine	$500,001 – $1,000,000	2	$116.1	None		None
Dina N. Perry	Over $1,000,000	3	$132.4	1	$0.92	None
Andrew B. Suzman	Over $1,000,000	2	$103.7	1	$0.09	None
Joanna F. Jonsson	$500,001 – $1,000,000	1	$40.9	1	$0.09	None
John H. Smet	$500,001 – $1,000,000	6	$211.4	None		None
Steven T. Watson	$500,001 – $1,000,000	3	$144.6	None		None
Grant L. Cambridge	$100,001 – $500,000	None		None		None
James R. Mulally	Over $1,000,000	3	$158.5	1	$0.03	None

1
Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2
Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not the total assets managed by the individual, which is a substantially lower amount. No fund has an advisory fee that is based on the performance of the fund.

3
Represents funds advised or sub-advised by Capital Research and Management Company or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital Research and Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.

4
Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.

Investment Advisory and Service Agreement — The Investment Advisory and Service Agreement (the “Agreement”) between the fund and the investment adviser will continue in effect until December 31, 2010, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the fund’s board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund’s executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund’s offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund’s plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to independent trustees; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The management fee is based upon the daily net assets of the fund and monthly gross investment income. Gross investment income is determined in accordance with generally accepted accounting principles and does not include gains or losses from sales of capital assets.

The management fee is based upon the annual rates of 0.25% on the first $500 million of the fund’s daily net assets, 0.23% on daily net assets in excess of $500 million but not exceeding $1 billion, 0.21% on daily net assets in excess of $1 billion but not exceeding $1.5 billion, 0.19% on daily net assets in excess of $1.5 billion but not exceeding $2.5 billion, 0.17% on daily net assets in excess of $2.5 billion but not exceeding $4 billion, 0.16% on daily net assets in excess of $4 billion but not exceeding $6.5 billion, 0.15% on daily net assets in excess of $6.5 billion but not exceeding $10.5 billion, 0.144% on daily net assets in excess of $10.5 billion but not exceeding $13 billion, 0.141% on daily net assets in excess of $13 billion but not exceeding $17 billion, 0.138% on daily net assets in excess of $17 billion but not exceeding $21 billion, 0.135% on daily net assets in excess of $21 billion but not exceeding $27 billion, 0.133% on daily net assets in excess of $27 billion but not exceeding $34 billion, 0.131% on daily net assets in excess of $34 billion but not exceeding $44 billion, 0.129% on daily net assets in excess of $44 billion but not exceeding $55 billion, 0.127% on daily net assets in excess of $55 billion but not exceeding $71 billion, and 0.125% on daily net assets in excess of $71 billion but not exceeding $89 billion, 0.123% on daily net assets in excess of $89 billion, plus 2.25% of the fund’s gross investment income for the preceding month.

For the fiscal years ended July 31, 2010, 2009 and 2008, the investment adviser was entitled to receive from the fund management fees of $166,066,000, $161,670,000 and $210,885,000, respectively. After giving effect to the management fee waiver described below, the fund paid the investment adviser management fees of $154,169,000 (a reduction of $7,501,000) and $189,791,000 (a reduction of $21,094,000) for the fiscal years ended July 31, 2009 and 2008, respectively.

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. From April 1, 2005 through December 31, 2008, this waiver increased to 10% of the management fees that the investment adviser was otherwise entitled to receive. The waiver was discontinued effective January 1, 2009.

Administrative services agreement — The Administrative Services Agreement (the “Administrative Agreement”) between the fund and the investment adviser relating to the fund’s Class C, F, R and 529 shares will continue in effect until December 31, 2010, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of trustees who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent trustees. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund’s Class C, F, R and 529 shares. The investment adviser may contract with third parties, including American Funds Service Company,® the fund’s Transfer Agent, to provide some of these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the investment adviser monitors, coordinates, oversees and assists with the activities performed by third parties providing such services.

The investment adviser receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for Class C, F, R (excluding Class R-5 and R-6 shares) and 529 shares for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily. The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the fund. Of the remainder, the investment adviser does not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 and R-6 shares, the administrative services fee is calculated at the annual rate of up to 0.10% and 0.05%, respectively, of the average daily net assets of such class. The administrative services fee includes compensation for transfer agent and shareholder services provided to the fund’s applicable share classes. In addition to making administrative service fee payments to unaffiliated third parties, the investment adviser also makes payments from the administrative services fee to American

Funds Service Company according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder Services Agreement between the fund and American Funds Service Company. A portion of the fees paid to American Funds Service Company for transfer agent services is also paid directly from the relevant share class.

During the 2010 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

Administrative services fee
Class C	$8,295,000
Class F-1	2,180,000
Class F-2	580,000
Class 529-A	604,000
Class 529-B	98,000
Class 529-C	259,000
Class 529-E	28,000
Class 529-F-1	18,000
Class R-1	132,000
Class R-2	2,224,000
Class R-3	2,100,000
Class R-4	1,073,000
Class R-5	411,000
Class R-6	193,000

Principal Underwriter and plans of distribution — American Funds Distributors,® Inc. (the “Principal Underwriter”) is the principal underwriter of the fund’s shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; 12811 North Meridian Street, Carmel, IN 46032; and 5300 Robin Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues relating to sales of the fund’s shares, as follows:

•
For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers.

•
For Class B and 529-B shares sold prior to April 21, 2009, the Principal Underwriter sold its rights to the 0.75% distribution-related portion of the 12b-1 fees paid by the fund, as well as any contingent deferred sales charges, to a third party. The Principal Underwriter compensated investment dealers for sales of Class B and 529-B shares out of the proceeds of this sale and kept any amounts remaining after this compensation was paid.

•	For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and advisers upon the sale of Class C and 529-C shares. The fund also reimbursed the Principal Underwriter for advancing immediate service fees to qualified dealers on sales of Class B and 529-B shares prior to April 21, 2009. The fund also reimburses the Principal Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to qualified dealers and advisers in connection with investments in Class F-1, 529-F-1, 529-E, R-1, R-2, R-3 and R-4 shares.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2010	$15,076,000	$66,949,000
	2009	17,114,000	74,296,000
	2008	32,105,000	136,408,000
Class B	2010	101,000	—
	2009	487,000	3,882,000
	2008	1,760,000	10,385,000
Class C	2010	942,000	4,798,000
	2009	1,845,000	5,058,000
	2008	6,127,000	11,562,000
Class 529-A	2010	531,000	2,470,000
	2009	468,000	2,169,000
	2008	714,000	3,223,000
Class 529-B	2010	5,000	—
	2009	30,000	207,000
	2008	59,000	431,000
Class 529-C	2010	16,000	367,000
	2009	19,000	348,000
	2008	87,000	562,000

Plans of distribution — The fund has adopted plans of distribution (the “Plans”) pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund’s board of trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2, Class R-5 or Class R-6, no 12b-1 fees are paid from Class F-2, Class R-5 or Class R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund’s average daily net assets attributable to the applicable share class, are disclosed in the prospectus under “Fees and expenses of the fund.” Further information regarding the amounts available under each Plan is in the “Plans of Distribution” section of the prospectus.

Following is a brief description of the Plans:

Class A and 529-A — For Class A and 529-A shares, up to 0.25% of the fund’s average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. The fund may annually expend up to 0.25% for Class A shares and up to 0.50% for Class 529-A shares under the applicable Plan.

Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these “no load” purchases (which are described in further detail under the “Sales Charges” section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After five quarters, these commissions are not recoverable.

Class B and 529-B — The Plans for Class B and 529-B shares provide for payments to the Principal Underwriter of up to 0.25% of the fund’s average daily net assets attributable to such shares for paying service-related expenses and 0.75% for distribution-related expenses, which include the financing of commissions paid to qualified dealers.

Other share classes (Class C, 529-C, F-1, 529-F-1, 529-E, R-1, R-2, R-3 and R-4) — The Plans for each of the other share classes that have adopted Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund’s average daily net assets attributable to such shares:

Share class	Service related payments1	Distribution related payments1	Total allowable under the Plans2
Class C	0.25%	0.75%	1.00%
Class 529-C	0.25	0.75	1.00
Class F-1	0.25	—	0.50
Class 529-F-1	0.25	—	0.50
Class 529-E	0.25	0.25	0.75
Class R-1	0.25	0.75	1.00
Class R-2	0.25	0.50	1.00
Class R-3	0.25	0.25	0.75
Class R-4	0.25	—	0.50

1	Amounts in these columns represent the amounts approved by the board of trustees under the applicable Plan.

2	The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of trustees.

During the 2010 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$114,251,000	$14,679,000
Class B	27,293,000	2,394,000
Class C	59,536,000	7,968,000
Class F-1	4,533,000	831,000
Class 529-A	1,497,000	222,000
Class 529-B	963,000	97,000
Class 529-C	2,658,000	425,000
Class 529-E	164,000	27,000
Class 529-F-1	—	—
Class R-1	854,000	150,000
Class R-2	3,810,000	604,000
Class R-3	5,150,000	838,000
Class R-4	1,757,000	295,000

Approval of the Plans — As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent trustees of the fund are committed to the discretion of the independent trustees during the existence of the Plans.

Potential benefits of the Plans to the fund include quality shareholder services, savings to the fund in transfer agency costs, and benefits to the investment process from growth or stability of assets. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of trustees and the Plans must be renewed annually by the board of trustees.

A portion of the fund’s 12b-1 expense is paid to financial advisers to compensate them for providing ongoing services. If you have questions regarding your investment in the fund or need assistance with your account, please contact your financial adviser. If you need a financial adviser, please call American Funds Distributors at (800) 421-4120 for assistance.

Fee to Virginia College Savings Plan — With respect to Class 529 shares, as compensation for its oversight and administration, Virginia College Savings Plan receives a quarterly fee accrued daily and calculated at the annual rate of 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds, 0.09% on net assets between $30 billion and $60 billion, 0.08% on net assets between $60 billion and $90 billion, 0.07% on net assets between $90 billion and $120 billion, and 0.06% on net assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter.

Other compensation to dealers — As of July 2010, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

AXA Advisors, LLC
Cadaret, Grant & Co., Inc.
Cambridge Investment Research, Inc.
Cetera Financial Group
Financial Network Investment Corporation
Guaranty Brokerage Services, Inc.
Multi-Financial Securities Corporation
Primevest Financial Services, Inc.
Commonwealth Financial Network
D.A. Davidson & Co.
Edward Jones
Genworth Financial Securities Corporation
H. Beck, Inc.
Hefren-Tillotson, Inc.
HTK / Janney Montgomery Group
Hornor, Townsend & Kent, Inc.
Janney Montgomery Scott LLC
ING Financial Partners, Inc.
Transamerica Financial Advisors, Inc.
J. J. B. Hilliard, W. L. Lyons, LLC
J.P. Morgan Chase Banc One
Chase Investment Services Corp.
J.P. Morgan Securities Inc.
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
LPL Group
Associated Securities Corp.
LPL Financial Corporation
Mutual Service Corporation
Uvest Investment Services
Waterstone Financial Group, Inc.
Merrill Lynch Banc of America
Banc of America Investment Services, Inc.
Banc of America Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Metlife Enterprises
Metlife Securities Inc.
Nathan & Lewis Securities, Inc.
New England Securities
Tower Square Securities, Inc.
Walnut Street Securities, Inc.
MML Investors Services, Inc.
Morgan Keegan & Company, Inc.
Morgan Stanley Smith Barney LLC
National Planning Holdings Inc.
Invest Financial Corporation
Investment Centers of America, Inc.
National Planning Corporation
SII Investments, Inc.
NFP Securities, Inc.
Northwestern Mutual Investment Services, LLC
Park Avenue Securities LLC
PFS Investments Inc.
PNC Bank, National Association
PNC Investments LLC
Raymond James Group
Raymond James & Associates, Inc.
Raymond James Financial Services Inc.
RBC Capital Markets Corporation
Robert W. Baird & Co. Incorporated
Stifel, Nicolaus & Company, Incorporated
SunTrust Investment Services, Inc.
The Advisor Group
FSC Securities Corporation
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Sentra Securities Corporation
Spelman & Co., Inc.
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
Wells Fargo Network
A. G. Edwards, A Division Of Wells Fargo Advisors, LLC
Captrust Financial Advisors
First Clearing LLC
First Union Securities Financial Network, Inc.
Southtrust Securities, Inc.
Wachovia Securities, Inc.
Wells Fargo Advisors Financial Network, LLC
Wells Fargo Advisors Investment Services Group
Wells Fargo Advisors Latin American Channel
Wells Fargo Advisors Private Client Group
Wells Fargo Investments, LLC

 Execution of portfolio transactions

The investment adviser places orders with broker-dealers for the fund’s portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality and reliability of the executions and the broker-dealer’s ability to offer liquidity and anonymity. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms rather than on a trade-by-trade basis. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser’s research efforts. If broker-dealers were to discontinue providing such services it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

The investment adviser may pay commissions in excess of what other broker-dealers might have charged - including on an execution-only basis - for certain portfolio transactions in recognition of brokerage and/or investment research services provided by a broker-dealer. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934. Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides certain brokerage and/or investment research services to the investment adviser, if the investment adviser makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser’s overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer.

In accordance with its internal brokerage allocation procedure, each equity investment division of the investment adviser periodically assesses the brokerage and investment research services provided by each broker-dealer from which it receives such services. Using its judgment, each equity investment division of the investment adviser then creates lists with suggested levels of commissions for particular broker-dealers and provides those lists to its trading desks. Neither the investment adviser nor the fund incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The actual level of business received by any broker-dealer may be less than the suggested level of commissions and can, and often does, exceed the suggested level in the normal course of business. As part of its ongoing relationships with broker-dealers, the investment adviser routinely meets with firms, typically at the firm’s request, to discuss the level and quality of the brokerage and research services provided, as well as the perceived value and cost of such services. In valuing the brokerage and investment research services the investment adviser receives from broker-dealers in connection with its good faith determination of reasonableness, the investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser.

The investment adviser seeks, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace. The investment adviser takes various considerations into account when evaluating such reasonableness, including, (a) rates quoted by broker-dealers, (b) the size of a particular transaction in terms of the number of shares and dollar amount, (c) the complexity of a particular transaction, (d) the nature and character of the markets on which a particular trade takes place, (e) the ability of a broker-dealer to provide anonymity while executing trades, (f) the ability of a broker-dealer to execute large trades while minimizing market impact, (g) the extent to which a broker-dealer has put its own capital at risk, (h) the level and type of business done with a particular broker-dealer over a period of time, (i) historical commission rates, and (j) commission rates that other institutional investors are paying.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each of the investment divisions will normally aggregate its respective purchases or sales and execute them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser will normally aggregate such purchases or sales and execute them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund’s portfolio transactions.

Brokerage commissions paid on portfolio transactions for the fiscal years ended July 31, 2010, 2009 and 2008 amounted to $21,593,000, $34,408,000 and $33,091,000, respectively. The volume of trading activity decreased during the fiscal year ended 2010, resulting in a decrease in brokerage commissions paid on portfolio transactions.

The fund is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund’s portfolio transactions during the fund’s most recent fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund’s most recent fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund’s most recent fiscal year.

At the end of the fund’s most recent fiscal year, the fund’s regular broker-dealers included Morgan Stanley, UBS AG, Goldman Sachs & Co., and Citigroup Global Markets Inc. As of the fund’s most recent fiscal year-end, the fund held equity securities of Citigroup Inc. in the amount of $149,143,000. As of that date the fund held debt securities of Morgan Stanley in the amount of $27,207,000; UBS AG in the amount of $24,615,000; Goldman Sachs Group Inc. in the amount of $15,887,000 and Citigroup Inc. in the amount of $14,702,000.

 Disclosure of portfolio holdings

The fund’s investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund’s board of trustees and compliance will be periodically assessed by the board in connection with reporting from the fund’s Chief Compliance Officer.

Under these policies and procedures, the fund’s complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website approximately 45 days after the end of the calendar quarter. In addition, the fund’s list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website. The fund’s custodian, outside counsel and auditor, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to preclear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of Ethics” section in this statement of additional information and the Code of Ethics. Third party service providers of the fund, as described in this statement of additional information, receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons will be bound by agreements (including confidentiality agreements) or fiduciary obligations that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund’s investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund’s portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website (other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

 Price of shares

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the fund or the Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent’s policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1 p.m., the fund’s share price would still be determined as of 4 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price). The fund will not calculate net asset values on days the New York Stock Exchange is closed for trading.

All portfolio securities of funds managed by Capital Research and Management Company (other than American Funds Money Market Fund®) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3 p.m. New York time from one or more independent pricing vendors. The pricing vendors base bond prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The fund’s investment adviser performs certain checks on these prices prior to calculation of the fund’s net asset value. Where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of currencies other than U.S. dollars are translated prior to the next determination of the net asset value of the fund’s shares into U.S. dollars at the prevailing market rates.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under policies approved by the fund’s board. Subject to board oversight, the fund’s board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund’s investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to consider certain relevant principles and factors when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity holdings of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these fund’s net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that share class.

 Taxes and distributions

Fund taxation — The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company’s “required distribution” for the calendar year ending within the regulated investment company’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” generally means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company’s taxable year) and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by the fund from its current year’s ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account. Please see your tax adviser for more information.

Dividends and capital gain distributions — Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other

American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.

Distributions of investment company taxable income and net realized capital gains to shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently. When a dividend or a capital gain is distributed by the fund, the net asset value per share is reduced by the amount of the payment.

Dividends — The fund intends to follow the practice of distributing substantially all of its investment company taxable income. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations and meets the applicable holding period requirement, it may receive “qualified dividends”. The fund will designate the amount of “qualified dividends” to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report “qualified dividends” to shareholders on Form 1099-DIV.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund’s investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.

To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss.

The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

Dividends from domestic corporations are expected to comprise some portion of the fund’s gross income. To the extent that such dividends constitute any of the fund’s gross income, a portion of the income distributions of the fund to corporate shareholders may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.

A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

Capital gain distributions — The fund also intends to distribute its net capital gain each year. The fund’s net capital gain is the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund.

If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder’s related tax credit.

Shareholder taxation — In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

Dividends — Fund dividends are taxable to shareholders as ordinary income. All or a portion of a fund’s dividend distribution may be a “qualified dividend.” If the fund meets the applicable holding period requirement, it will distribute dividends derived from qualified corporation dividends to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on Form 1099-DIV the amount of each shareholder’s dividend that may be treated as a qualified dividend. If a shareholder other than a corporation meets the requisite holding period requirement, qualified dividends are taxable at a maximum rate of 15%.

Capital gains — Distributions of net capital gain that the fund properly designates as “capital gain dividends” generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. For non-corporate shareholders, a capital gain distribution by the fund is subject to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund’s shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund’s shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s tax basis in the new shares purchased.

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

Unless otherwise noted, all references in the following pages to Class A, B, C or F-1 shares also refer to the corresponding Class 529-A, 529-B, 529-C or 529-F-1 shares. Class 529 shareholders should also refer to the applicable program description for information on policies and services specifically relating to these accounts. Shareholders holding shares through an eligible retirement plan should contact their plan’s administrator or recordkeeper for information regarding purchases, sales and exchanges.

 Purchase and exchange of shares

Purchases by individuals — As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund’s shares. You may make investments by any of the following means:

Contacting your financial adviser — Deliver or mail a check to your financial adviser.

By mail — For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the “Account Additions” form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

American Funds
12711 North Meridian Street
Carmel, IN 46032-9181

American Funds
5300 Robin Hood Rd.
Norfolk, VA 23513-2407

By telephone — Using the American FundsLine. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By Internet — Using americanfunds.com. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By wire — If you are making a wire transfer, instruct your bank to wire funds to:

Wells Fargo Bank
ABA Routing No. 121000248
Account No. 4600-076178

Your bank should include the following information when wiring funds:

For credit to the account of:
American Funds Service Company
(fund’s name)

For further credit to:
(shareholder’s fund account number)
(shareholder’s name)

You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

Other purchase information — Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. The American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. In addition, the fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates.

Class R-5 and R-6 shares may also be made available to the Virginia College Savings Plan for use in the Virginia Education Savings Trust and the Virginia Prepaid Education Program and other registered investment companies approved by the fund. Class R-6 shares are also available to other post employment benefits plans.

Purchase minimums and maximums — All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

•	Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

•	Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

•	Retirement accounts that are funded with employer contributions; and

•	Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

•	Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or (d) required minimum distribution automatic exchanges; and

•	American Funds Money Market Fund accounts registered in the name of clients of Capital Guardian Trust Company’s Capital Group Private Client Services division.

Certain accounts held on the fund’s books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for fund shares, such accounts are not required to meet the fund’s minimum amount for subsequent purchases.

Exchanges — You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of American Funds Money Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes. Exchanges are not permitted from Class A shares of American Funds Money Market Fund to Class C shares of Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America or Short-Term Bond Fund of America. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds Money Market Fund are subject to applicable sales charges, unless the American Funds Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund’s distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see “American Funds Service Company service areas” in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see “Shareholder account services and privileges” in this statement of additional information. These transactions have the same tax consequences as ordinary sales and purchases.

Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see “Price of shares” in this statement of additional information).

Conversion — Currently, Class C shares of the fund automatically convert to Class F-1 shares in the month of the 10-year anniversary of the purchase date. The board of trustees of the fund reserves the right at any time, without shareholder approval, to amend the conversion feature of the Class C shares, including without limitation, converting into a different share class or not converting. In making its decision, the board of trustees will consider, among other things, the effect of any such amendment on shareholders.

Frequent trading of fund shares — As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund’s “purchase blocking policy.” Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is pre-scheduled for a specific date.

Other potentially abusive activity — In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds — for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

Moving between share classes

If you wish to “move” your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class B shares for Class A shares — If you exchange Class B shares for Class A shares during the contingent deferred sales charge period you are responsible for paying any applicable deferred sales charges attributable to those Class B shares, but you will not be required to pay a Class A sales charge. If, however, you exchange your Class B shares for Class A shares after the contingent deferred sales charge period, you are responsible for paying any applicable Class A sales charges.

Exchanging Class C shares for Class A shares — If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

Exchanging Class C shares for Class F shares — If you are part of a qualified fee-based program and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

Exchanging Class F shares for Class A shares — You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if all of the following requirements are met: (a) you are leaving or have left the fee-based program, (b) you have held the Class F shares in the program for at least one year, and (c) you notify American Funds Service Company of your request. Notwithstanding the previous sentence, you can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

Exchanging Class A shares for Class F shares — If you are part of a qualified fee-based program and you wish to exchange your Class A shares for Class F shares to be held in the program, any Class A sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

Exchanging Class A shares for Class R shares — Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan’s account.

Exchanging Class F-1 shares for Class F-2 shares — If you are part of a qualified fee-based program that offers Class F-2 shares, you may exchange your Class F-1 shares for Class F-2 shares to be held in the program.

Moving between other share classes — If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service Company at 800/421-0180 for more information.

Non-reportable transactions — Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, except in the case of a movement between a 529 share class and a non-529 share class, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction.

 Sales charges

Class A purchases

Purchases by certain 403(b) plans

A 403(b) plan may not invest in Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that is established on or after January 1, 2009 are treated as accounts of an employer-sponsored plan for sales charge purposes.

Purchases by SEP plans and SIMPLE IRA plans

Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) plan will be aggregated together for Class A sales charge purposes if the SEP plan or SIMPLE IRA plan was established after November 15, 2004 by an employer adopting a prototype plan produced by American Funds Distributors, Inc. In the case where the employer adopts any other plan (including, but not limited to, an IRS model agreement), each participant’s account in the plan will be aggregated with the participant’s own personal investments that qualify under the aggregation policy. A SEP plan or SIMPLE IRA plan with a certain method of aggregating participant accounts as of November 15, 2004 may continue with that method so long as the employer has not modified the plan document since that date.

Other purchases

Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, Class A shares of the American Funds stock, stock/bond and bond funds may be sold at net asset value to:

(1)
current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

(2)
currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law,

(b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law , and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;
(3)
currently registered investment advisers (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(4)	companies exchanging securities with the fund through a merger, acquisition or exchange offer;
(5)	insurance company separate accounts;
(6)	accounts managed by subsidiaries of The Capital Group Companies, Inc.;
(7)	The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;
(8)	an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;
(9)
wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.; and

(10)	full-time employees of banks that have sales agreements with the Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

Transfers to CollegeAmerica — A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.

Moving between accounts — Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

•	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

•	required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

•	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

Loan repayments — Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American Funds Service Company is notified of the repayment.

Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

 Sales charge reductions and waivers

Reducing your Class A sales charge — As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the “Statement”), you enter into a nonbinding commitment to purchase shares of the American Funds (excluding American Funds Money Market Fund) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph below titled “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

Certain payroll deduction retirement plans purchasing Class A shares under a Statement on or before November 12, 2006, may continue to purchase Class A shares at the sales charge determined by that particular Statement until the plans’ values reach the amounts specified in their Statements. Upon reaching such amounts, the Statements for these plans will be deemed completed and will terminate. In addition, effective May 1, 2009, the Statements for these plans will expire if they have not been met by the next anniversary of the establishment of such Statement. After such termination, these plans are eligible for additional sales charge reductions by meeting the criteria under the fund’s rights of accumulation policy.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

•
individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information);

•	SEP plans and SIMPLE IRA plans established after November 15, 2004 by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;

•	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

•
trust accounts established by you or your immediate family ( for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts );

•	endowments or foundations established and controlled by you or your immediate family; or

•	529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

•	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

•	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

•	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

•
for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

•
for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

•	for a SEP or SIMPLE IRA plan established after November 15, 2004 by an employer adopting a prototype plan produced by American Funds Distributors, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the American Funds, as well as holdings in Endowments and applicable holdings in the American Funds Target Date Retirement Series. Shares of American Funds Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds Money Market Fund are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in Endowments and applicable holdings in the American Funds Target Date Retirement Series, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds Money Market Fund are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

CDSC waivers for Class A, B and C shares — As noted in the prospectus, a contingent deferred sales charge (“CDSC”) may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

•
Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

•
Redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-B and 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by the Virginia College Savings Plan as an option for additional investment within CollegeAmerica.

 Selling shares

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see “Purchase and exchange of shares.”

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from American Funds Money Market Fund be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

 Shareholder account services and privileges

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

Automatic investment plan — An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank’s capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

Automatic reinvestment — Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

Cross-reinvestment of dividends and distributions — For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund’s minimum initial investment requirement);

(2)if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

Automatic exchanges — For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

Automatic withdrawals — Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your adviser or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income. Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder’s account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

Account statements — Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

American FundsLine and americanfunds.com — You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using americanfunds.com. To use American FundsLine, call 800/325-3590 from a TouchTone™ telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in “Telephone and Internet purchases, redemptions and exchanges” below. You will need your fund number (see the list of the American Funds under “General information — fund numbers”), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

Telephone and Internet purchases, redemptions and exchanges — By using the telephone (including American FundsLine) or the Internet (including americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

Checkwriting — You may establish check writing privileges for Class A shares (but not Class 529-A shares) of American Funds Money Market Fund upon meeting the fund’s initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

Redemption of shares — The fund’s declaration of trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund’s current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund’s declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

Share certificates — Shares are credited to your account. The fund does not issue share certificates.

 General information

Custodian of assets — Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund’s portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds securities of issuers outside the U.S., the Custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

Transfer Agent — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. American Funds Service Company was paid a fee of $42,618,000 for Class A shares and $2,432,000 for Class B shares for the 2010 fiscal year. American Funds Service Company is also compensated for certain transfer agency services provided to all share classes from the administrative services fees paid to Capital Research and Management Company and from the relevant share class, as described under “Administrative services agreement.”

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

Independent registered public accounting firm — Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, California 92626, serves as the fund’s independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the annual report have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund’s independent registered public accounting firm is reviewed and determined annually by the board of trustees.

Independent legal counsel — Bingham McCutchen LLP, 355 South Grand Avenue, Suite 4400, Los Angeles, CA 90071, serves as independent legal counsel (“counsel”) for the fund and for independent trustees in their capacities as such. Counsel does not provide legal services to the fund’s investment adviser or any of its affiliated companies or control persons. A determination with respect to the independence of the fund’s counsel will be made at least annually by the independent trustees of the fund, as prescribed by the 1940 Act and related rules.

Prospectuses, reports to shareholders and proxy statements — The fund’s fiscal year ends on July 31. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the fund’s investment portfolio or summary investment portfolio, financial statements and other information. Shareholders may request a copy of the fund’s current prospectus at no cost by calling 800/421-0180 or by sending an e-mail request to

 prospectus@americanfunds.com. Shareholders may also access the fund’s current summary prospectus, prospectus, statement of additional information and shareholder reports at americanfunds.com/prospectus.The fund’s annual financial statements are audited by the fund’s independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, americanfunds.com. Upon electing the electronic delivery of updated summary prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the American Funds organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

Codes of ethics — The fund and Capital Research and Management Company and its affiliated companies, including the fund’s Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

Legal proceedings — On February 16, 2005, the NASD (now the Financial Industry Regulatory Authority or FINRA) filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement. On August 30, 2006, a FINRA Hearing Panel ruled against the Principal Underwriter and imposed a $5 million fine. On April 30, 2008, FINRA’s National Adjudicatory Council affirmed the decision by FINRA’s Hearing Panel. The Principal Underwriter has appealed this decision to the U.S. Securities and Exchange Commission.

The investment adviser and Principal Underwriter believe that the likelihood that this matter could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. In addition, class action lawsuits have been filed in the U.S. District Court, Central District of California, relating to this and other matters. The investment adviser believes that these suits are without merit and will defend itself vigorously.

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — July 31, 2010

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$15.48
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$16.42

Other information — The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The financial statements, including the investment portfolio and the report of the fund’s independent registered public accounting firm contained in the annual report, are included in this statement of additional information.

Fund numbers — Here are the fund numbers for use with our automated telephone line, American FundsLine®, or when making share transactions:

	Fund numbers
Fund	Class A	Class B	Class C	Class F-1	Class F-2
Stock and stock/bond funds
AMCAP Fund®	002	202	302	402	602
American Balanced Fund®	011	211	311	411	611
American Mutual Fund®	003	203	303	403	603
Capital Income Builder®	012	212	312	412	612
Capital World Growth and Income FundSM	033	233	333	433	633
EuroPacific Growth Fund®	016	216	316	416	616
Fundamental InvestorsSM	010	210	310	410	610
The Growth Fund of America®	005	205	305	405	605
The Income Fund of America®	006	206	306	406	606
International Growth and Income FundSM	034	234	334	434	634
The Investment Company of America®	004	204	304	404	604
The New Economy Fund®	014	214	314	414	614
New Perspective Fund®	007	207	307	407	607
New World Fund®	036	236	336	436	636
SMALLCAP World Fund®	035	235	335	435	635
Washington Mutual Investors FundSM	001	201	301	401	601
Bond funds
American Funds Short-Term Tax-Exempt Bond FundSM	039	N/A	N/A	439	639
American High-Income Municipal Bond Fund®	040	240	340	440	640
American High-Income TrustSM	021	221	321	421	621
The Bond Fund of AmericaSM	008	208	308	408	608
Capital World Bond Fund®	031	231	331	431	631
Intermediate Bond Fund of AmericaSM	023	223	323	423	623
Limited Term Tax-Exempt Bond Fund of AmericaSM	043	243	343	443	643
Short-Term Bond Fund of AmericaSM	048	248	348	448	648
The Tax-Exempt Bond Fund of America®	019	219	319	419	619
The Tax-Exempt Fund of California®*	020	220	320	420	620
The Tax-Exempt Fund of Maryland®*	024	224	324	424	624
The Tax-Exempt Fund of Virginia®*	025	225	325	425	625
U.S. Government Securities FundSM	022	222	322	422	622
Money market fund
American Funds Money Market Fund®	059	259	359	459	659
___________

*Qualified for sale only in certain jurisdictions.

	Fund numbers
Fund	Class 529-A	Class 529-B	Class 529-C	Class 529-E	Class 529-F-1
Stock and stock/bond funds
AMCAP Fund	1002	1202	1302	1502	1402
American Balanced Fund	1011	1211	1311	1511	1411
American Mutual Fund	1003	1203	1303	1503	1403
Capital Income Builder	1012	1212	1312	1512	1412
Capital World Growth and Income Fund	1033	1233	1333	1533	1433
EuroPacific Growth Fund	1016	1216	1316	1516	1416
Fundamental Investors	1010	1210	1310	1510	1410
The Growth Fund of America	1005	1205	1305	1505	1405
The Income Fund of America	1006	1206	1306	1506	1406
International Growth and Income Fund	1034	1234	1334	1534	1434
The Investment Company of America	1004	1204	1304	1504	1404
The New Economy Fund	1014	1214	1314	1514	1414
New Perspective Fund	1007	1207	1307	1507	1407
New World Fund	1036	1236	1336	1536	1436
SMALLCAP World Fund	1035	1235	1335	1535	1435
Washington Mutual Investors Fund	1001	1201	1301	1501	1401
Bond funds
American High-Income Trust	1021	1221	1321	1521	1421
The Bond Fund of America	1008	1208	1308	1508	1408
Capital World Bond Fund	1031	1231	1331	1531	1431
Intermediate Bond Fund of America	1023	1223	1323	1523	1423
Short-Term Bond Fund of America	1048	1248	1348	1548	1448
U.S. Government Securities Fund	1022	1222	1322	1522	1422
Money market fund
American Funds Money Market Fund	1059	1259	1359	1559	1459

Fund numbers
Fund	Class R-1	Class R-2	Class R-3	Class R-4	Class R-5	Class R-6
Stock and stock/bond funds
AMCAP Fund	2102	2202	2302	2402	2502	2602
American Balanced Fund	2111	2211	2311	2411	2511	2611
American Mutual Fund	2103	2203	2303	2403	2503	2603
Capital Income Builder	2112	2212	2312	2412	2512	2612
Capital World Growth and Income Fund	2133	2233	2333	2433	2533	2633
EuroPacific Growth Fund	2116	2216	2316	2416	2516	2616
Fundamental Investors	2110	2210	2310	2410	2510	2610
The Growth Fund of America	2105	2205	2305	2405	2505	2605
The Income Fund of America	2106	2206	2306	2406	2506	2606
International Growth and Income Fund	2134	2234	2334	2434	2534	2634
The Investment Company of America	2104	2204	2304	2404	2504	2604
The New Economy Fund	2114	2214	2314	2414	2514	2614
New Perspective Fund	2107	2207	2307	2407	2507	2607
New World Fund	2136	2236	2336	2436	2536	2636
SMALLCAP World Fund	2135	2235	2335	2435	2535	2635
Washington Mutual Investors Fund	2101	2201	2301	2401	2501	2601
Bond funds
American High-Income Trust	2121	2221	2321	2421	2521	2621
The Bond Fund of America	2108	2208	2308	2408	2508	2608
Capital World Bond Fund	2131	2231	2331	2431	2531	2631
Intermediate Bond Fund of America	2123	2223	2323	2423	2523	2623
Short-Term Bond Fund of America	2148	2248	2348	2448	2548	2648
U.S. Government Securities Fund	2122	2222	2322	2422	2522	2622
Money market fund
American Funds Money Market Fund	2159	2259	2359	2459	2559	2659

	Fund numbers
Fund	Class A	Class R-1	Class R-2	Class R-3	Class R-4	Class R-5	Class R-6
Stock and stock/bond funds
American Funds 2055 Target Date Retirement FundSM	082	2182	2282	2382	2482	2582	2682
American Funds 2050 Target Date Retirement Fund®	069	2169	2269	2369	2469	2569	2669
American Funds 2045 Target Date Retirement Fund®	068	2168	2268	2368	2468	2568	2668
American Funds 2040 Target Date Retirement Fund®	067	2167	2267	2367	2467	2567	2667
American Funds 2035 Target Date Retirement Fund®	066	2166	2266	2366	2466	2566	2666
American Funds 2030 Target Date Retirement Fund®	065	2165	2265	2365	2465	2565	2665
American Funds 2025 Target Date Retirement Fund®	064	2164	2264	2364	2464	2564	2664
American Funds 2020 Target Date Retirement Fund®	063	2163	2263	2363	2463	2563	2663
American Funds 2015 Target Date Retirement Fund®	062	2162	2262	2362	2462	2562	2662
American Funds 2010 Target Date Retirement Fund®	061	2161	2261	2361	2461	2561	2661

 Appendix

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service and Standard & Poor’s Corporation.

Description of bond ratings

Moody’s

Long-term rating definitions

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s

Long-term issue credit ratings

AAA

An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated CC is currently highly vulnerable to nonpayment.

C

A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (–)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

The Income Fund of America®
Investment portfolio

July 31, 2010

Common stocks — 60.74%	Shares	Value (000)

INDUSTRIALS — 8.28%
Waste Management, Inc.1	27,615,000	$937,529
Emerson Electric Co.	15,095,000	747,806
Lockheed Martin Corp.	6,310,000	474,197
Schneider Electric SA2	3,430,209	395,666
Honeywell International Inc.	9,075,000	388,955
Boeing Co.	5,160,000	351,603
United Technologies Corp.	4,308,000	306,299
Norfolk Southern Corp.	3,500,000	196,945
Masco Corp.	16,989,176	174,649
United Parcel Service, Inc., Class B	2,650,000	172,250
Hubbell Inc., Class B	3,272,100	154,410
Keppel Corp. Ltd.2	21,100,000	144,511
Finmeccanica SpA2	12,400,000	136,233
Eaton Corp.	1,520,200	119,275
3M Co.	1,165,000	99,654
AB SKF, Class B2	4,290,000	82,083
Macquarie Korea Infrastructure Fund1,2	21,541,078	81,114
Applied Industrial Technologies, Inc.1	2,738,790	76,686
De La Rue PLC2	4,817,618	55,453
R.R. Donnelley & Sons Co.	3,095,400	52,219
SembCorp Industries Ltd2	16,689,500	51,812
Pitney Bowes Inc.	1,000,000	24,410
Delta Air Lines, Inc.3	1,590,154	18,891
Qantas Airways Ltd.2,3	8,095,285	18,026
UAL Corp.3	60,182	1,429
Atrium Corp.2,3,4	1,807	163
		5,262,268

CONSUMER STAPLES — 7.09%
Philip Morris International Inc.	14,715,000	751,054
Kraft Foods Inc., Class A	21,000,821	613,434
H.J. Heinz Co.	10,111,700	449,768
Unilever NV, depository receipts2	9,045,000	266,043
Unilever NV (New York registered)	5,051,750	148,976
Coca-Cola Co.	6,250,000	344,438
Procter & Gamble Co.	4,540,000	277,666
Tesco PLC2	43,521,559	267,111
General Mills, Inc.	7,740,000	264,708
Hershey Co.	5,353,915	251,634
Reynolds American Inc.	3,950,000	228,389
Sysco Corp.	5,310,000	164,451
British American Tobacco PLC2	4,000,000	137,890
Kimberly-Clark Corp.	2,125,000	136,255
Coca-Cola Amatil Ltd.2	11,640,441	120,609
Clorox Co.	1,300,000	84,344
		4,506,770

FINANCIALS — 6.91%
HSBC Holdings PLC (United Kingdom)2	23,650,749	241,263
HSBC Holdings PLC (Hong Kong)2	14,326,382	147,434
HSBC Holdings PLC (ADR)	1,460,000	74,577
Bank of Nova Scotia	7,325,000	367,586
Australia and New Zealand Banking Group Ltd.2	16,617,353	346,530
Equity Residential, shares of beneficial interest	6,842,800	313,742
HCP, Inc.	8,492,300	301,222
People’s United Financial, Inc.	13,000,000	179,920
Toronto-Dominion Bank	2,420,000	172,217
Hospitality Properties Trust1	8,015,000	163,907
First Niagara Financial Group, Inc.1	11,650,000	156,227
Industrial and Commercial Bank of China Ltd., Class H2	202,875,000	154,745
Arthur J. Gallagher & Co.1	6,000,000	152,520
Citigroup Inc.3	36,376,414	149,143
Bank of America Corp.	9,504,768	133,447
Banco Santander, SA2	9,827,617	125,524
FirstMerit Corp.1	5,495,000	108,306
Cullen/Frost Bankers, Inc.	1,900,000	104,899
U.S. Bancorp	4,000,000	95,600
Hang Seng Bank Ltd.2	6,630,000	91,704
Public Storage	920,000	90,270
Mercury General Corp.	2,000,000	86,260
Marsh & McLennan Companies, Inc.	3,570,000	83,966
Absa Group Ltd.2	4,030,000	75,025
Trustmark Corp.1	3,257,000	71,654
Crédit Agricole SA2	5,000,000	68,152
ProLogis, shares of beneficial interest	5,600,000	60,816
BancorpSouth, Inc.	3,905,800	57,259
Boardwalk Real Estate Investment Trust	1,199,000	48,261
QBE Insurance Group Ltd.2	2,961,000	44,818
Itaúsa — Investimentos Itaú SA, preferred nominative	4,700,921	34,960
Itaú Unibanco Holding SA, preferred nominative (ADR)	1,272,176	28,484
BB&T Corp.	975,000	24,209
Renasant Corp.2,5	900,000	12,309
Renasant Corp.	275,000	4,194
AXA SA2	875,000	16,064
		4,387,214

UTILITIES — 6.81%
GDF SUEZ2	19,586,965	648,975
Duke Energy Corp.	36,316,172	621,006
Progress Energy, Inc.	7,855,400	330,791
Hongkong Electric Holdings Ltd.2	52,138,000	315,204
FirstEnergy Corp.	8,096,500	305,238
Exelon Corp.	7,000,000	292,810
National Grid PLC2	35,570,000	284,384
Entergy Corp.	3,541,000	274,463
Snam Rete Gas SpA2	50,108,326	235,131
SUEZ Environnement Co.2	12,650,000	235,074
DTE Energy Co.	5,000,000	230,800
Consolidated Edison, Inc.	3,000,000	138,360
American Electric Power Co., Inc.	3,000,000	107,940
PG&E Corp.	2,000,133	88,806
Prime Infrastructure Group1,2	22,756,141	69,839
NextEra Energy, Inc.	1,200,000	62,760
DUET Group2	38,369,915	56,854
PPL Corp.	1,072,778	29,276
		4,327,711

HEALTH CARE — 5.72%
Merck & Co., Inc.	39,858,511	1,373,524
Bristol-Myers Squibb Co.	35,025,500	872,835
Eli Lilly and Co.	14,940,000	531,864
Pfizer Inc	26,050,000	390,750
AstraZeneca PLC (United Kingdom)2	3,810,000	192,407
Novartis AG (ADR)	3,000,000	146,220
Johnson & Johnson	2,150,000	124,894
Clarent Hospital Corp. Liquidating Trust1,2,3	484,684	19
		3,632,513

CONSUMER DISCRETIONARY — 5.60%
Home Depot, Inc.	33,870,000	965,634
McDonald’s Corp.	11,916,400	830,930
McGraw-Hill Companies, Inc.	12,590,000	386,387
Time Warner Cable Inc.	5,245,370	299,878
Esprit Holdings Ltd.2	29,997,842	188,675
Vivendi SA2	6,000,000	143,849
Truworths International Ltd.2	16,095,576	128,481
Tatts Group Ltd.2	53,500,000	118,743
CBS Corp., Class B	7,000,000	103,460
VF Corp.	1,065,000	84,486
OPAP SA2	4,600,000	68,142
H & M Hennes & Mauritz AB, Class B2	2,154,000	67,852
Regal Entertainment Group, Class A	4,827,018	64,441
Leggett & Platt, Inc.	1,874,000	39,054
Ford Motor Co.3	2,169,728	27,707
Kesa Electricals PLC2	10,900,000	21,450
Cooper-Standard Holdings Inc.2,3,4	586,012	17,060
Adelphia Recovery Trust, Series ACC-12,3	19,531,478	527
American Media Operations, Inc.2,3,4	281,006	3
		3,556,759

ENERGY — 5.24%
Chevron Corp.	11,625,000	885,941
Royal Dutch Shell PLC, Class B (ADR)	8,100,000	432,702
Royal Dutch Shell PLC, Class A (ADR)	6,000,000	332,520
Royal Dutch Shell PLC, Class B2	3,797,147	100,082
Spectra Energy Corp	22,411,414	465,933
TOTAL SA (ADR)	3,640,000	184,293
TOTAL SA2	3,255,000	163,804
ConocoPhillips	6,000,000	331,320
Penn West Energy Trust	10,775,000	208,991
Diamond Offshore Drilling, Inc.	2,332,657	138,770
ARC Energy Trust	4,444,700	86,166
		3,330,522

TELECOMMUNICATION SERVICES — 5.11%
Verizon Communications Inc.	42,960,000	1,248,418
Telefónica, SA2	27,042,800	613,994
AT&T Inc.	19,184,621	497,649
Koninklijke KPN NV2	31,219,757	434,529
Telstra Corp. Ltd.2	60,000,000	175,017
Bell Aliant Regional Communications Income Fund	3,595,000	90,080
Vodafone Group PLC2	30,000,000	70,252
Telekom Austria AG, non-registered shares2	4,500,000	57,942
Telefónica 02 Czech Republic, AS2	2,200,000	50,279
Sprint Nextel Corp., Series 13	760,501	3,476
American Tower Corp., Class A3	42,271	1,955
CenturyLink, Inc.	52,094	1,856
		3,245,447

INFORMATION TECHNOLOGY — 3.44%
Microchip Technology Inc.1	14,128,000	430,198
Intel Corp.	17,205,000	354,423
Automatic Data Processing, Inc.	7,815,000	322,525
Nintendo Co., Ltd.2	1,080,000	300,459
Maxim Integrated Products, Inc.	14,406,000	252,537
Paychex, Inc.	9,293,000	241,525
MediaTek Inc.2	11,921,433	160,621
HTC Corp.2	3,895,500	71,685
Microsoft Corp.	2,050,000	52,910
		2,186,883

MATERIALS — 2.99%
E.I. du Pont de Nemours and Co.	17,115,000	696,067
Nucor Corp.	8,200,000	320,948
MeadWestvaco Corp.	7,820,000	187,367
Weyerhaeuser Co.1	10,728,000	174,008
Dow Chemical Co.	6,100,000	166,713
Fletcher Building Ltd.2	25,461,500	140,707
Impala Platinum Holdings Ltd.2	2,937,112	79,476
Georgia Gulf Corp.1,3	2,623,146	40,265
Grupo México, SAB de CV, Series B	14,000,000	37,221
Kumba Iron Ore Ltd.2	650,908	33,000
Freeport-McMoRan Copper & Gold Inc.	300,000	21,462
		1,897,234

MISCELLANEOUS — 3.55%
Other common stocks in initial period of acquisition		2,257,038

Total common stocks (cost: $38,989,855,000)		38,590,359

Preferred stocks — 1.62%

FINANCIALS — 1.50%
SMFG Preferred Capital USD 3 Ltd. 9.50%5,6	155,885,000	175,566
SMFG Preferred Capital USD 2 Ltd. 8.75% noncumulative5	1,800,000	1,884
JPMorgan Chase & Co., Series I, 7.90%6	126,500,000	132,582
Barclays Bank PLC 7.434%5,6	77,913,000	76,744
Barclays Bank PLC 8.55%5,6	21,718,000	21,935
Barclays Bank PLC 6.86%5,6	6,697,000	5,826
HSBC Capital Funding LP, Series 2, 10.176% noncumulative step-up5,6	10,000,000	12,575
Vornado Realty Trust, Series I, 6.625%	3,380,000	79,261
Mizuho Capital Investment (USD) 2 Ltd. 14.95%5,6	55,766,000	69,450
Mizuho Capital Investment (USD) 1 Ltd. 6.686% noncumulative5,6	50,000	47
Wells Fargo & Co., Series K, 7.98%6	51,373,000	53,171
Wachovia Capital Trust III 5.80%6	11,956,000	10,238
Bank of America Corp., Series M, 8.125% noncumulative6	30,924,000	31,160
Bank of America Corp., Series K, 8.00% noncumulative6	14,500,000	14,613
Société Générale 5.922%5,6	45,073,000	37,685
Catlin Insurance Ltd. 7.249%5,6	46,240,000	37,454
BNP Paribas 7.195%5,6	19,600,000	18,718
BNP Paribas Capital Trust 9.003% noncumulative trust5,6	12,000,000	12,090
Public Storage, Inc., Series F, 6.45%	1,000,000	24,050
Woori Bank 6.208%5,6	22,500,000	20,931
Ally Financial Inc., Series G, 7.00%5	19,991	16,418
QBE Capital Funding II LP 6.797%5,6	18,715,000	15,458
Royal Bank of Scotland Group PLC, Series U, 7.64%6	16,800,000	10,500
RBS Capital Trust II 6.425% noncumulative trust3,6	2,350,000	1,328
Royal Bank of Scotland Group PLC 5.512% noncumulative trust6	2,300,000	1,288
Resona Preferred Global Securities (Cayman) Ltd. 7.191%5,6	11,772,000	11,189
PNC Preferred Funding Trust I 6.517%5,6	13,900,000	10,630
HBOS Capital Funding LP 6.071%5,6	12,400,000	9,672
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative5,6	14,090,000	9,379
AXA SA, Series B, 6.379%5,6	11,530,000	9,282
Standard Chartered PLC 6.409%5,6	10,000,000	9,097
XL Capital Ltd., Series E, 6.50%6	9,025,000	6,949
ILFC E-Capital Trust II 6.25%5,6	6,975,000	4,778
Fannie Mae, Series O, 0%3,5,6	3,124,329	2,031
Fannie Mae, Series S, 8.25% noncumulative3	1,511,450	608
Freddie Mac, Series V, 5.57%3	368,022	145
		954,732

MISCELLANEOUS — 0.12%
Other preferred stocks in initial period of acquisition		75,508

Total preferred stocks (cost: $1,090,314,000)		1,030,240

	Shares or
Convertible securities — 1.38%	principal amount

INDUSTRIALS — 0.25%
UAL Corp. 6.00% convertible notes 2029	$30,000,000	85,350
UAL Corp. 4.50% convertible notes 2021	$72,600,000	73,689
		159,039

MATERIALS — 0.22%
Vale SA 6.75% convertible preferred 2012	375,000	29,902
Vale SA 6.75% convertible preferred 2012	471,000	37,737
Alcoa Inc. 5.25% convertible notes 2014	$21,500,000	40,205
Sino-Forest Corp. 4.25% convertible notes 20165	$30,000,000	29,605
		137,449

INFORMATION TECHNOLOGY — 0.21%
Advanced Micro Devices, Inc. 6.00% convertible notes 2015	$122,560,000	122,254
Advanced Micro Devices, Inc. 5.75% convertible notes 2012	$8,722,000	8,809
		131,063

CONSUMER STAPLES — 0.20%
Archer Daniels Midland Co. 6.25% convertible preferred 2011, units	2,570,000	98,714
Bunge Ltd. 5.125% convertible preferred 2010	13,300	6,770
Bunge Ltd. 4.875% convertible preferred	272,700	22,770
		128,254

ENERGY — 0.12%
El Paso Corp. 4.99% convertible preferred	73,150	77,758

FINANCIALS — 0.05%
Boston Properties, Inc. 2.875% convertible notes 2037	$17,241,000	17,263
Alexandria Real Estate Equities, Inc. 3.70% convertible notes 20275	$14,920,000	14,733
		31,996

CONSUMER DISCRETIONARY — 0.00%
Ford Motor Co. 4.25% convertible notes 2036	$700	1

MISCELLANEOUS — 0.33%
Other convertible securities in initial period of acquisition		$211,700

Total convertible securities (cost: $783,625,000)		877,260

	Principal amount
Bonds & notes — 31.77%	(000)

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 5.71%
U.S. Treasury 1.00% 2011	$13,860	13,951
U.S. Treasury 1.125% 2011	57,260	57,838
U.S. Treasury 4.50% 2011	16,165	17,052
U.S. Treasury 4.625% 2011	271,750	288,039
U.S. Treasury 0.625% 2012	59,800	59,908
U.S. Treasury 1.875% 20137	29,697	31,507
U.S. Treasury 2.75% 2013	164,500	174,242
U.S. Treasury 3.375% 2013	112,250	120,827
U.S. Treasury 3.50% 2013	52,000	56,050
U.S. Treasury 3.625% 2013	199,960	216,113
U.S. Treasury 4.25% 2013	110,582	122,003
U.S. Treasury 1.875% 2014	41,000	42,159
U.S. Treasury 2.375% 2014	14,350	14,990
U.S. Treasury 4.25% 2014	66,500	74,675
U.S. Treasury 1.875% 20157	76,272	82,037
U.S. Treasury 2.50% 2015	88,000	92,088
U.S. Treasury 2.625% 2016	9,000	9,370
U.S. Treasury 3.125% 2016	5,600	5,932
U.S. Treasury 3.25% 2016	28,145	30,161
U.S. Treasury 5.125% 2016	22,000	25,867
U.S. Treasury 4.50% 2017	32,750	37,531
U.S. Treasury 4.75% 2017	27,000	31,460
U.S. Treasury 8.875% 2017	35,500	50,833
U.S. Treasury 1.625% 20187	20,828	22,029
U.S. Treasury 3.50% 2018	373,600	403,428
U.S. Treasury 3.75% 2018	42,900	46,726
U.S. Treasury 2.75% 2019	2,800	2,820
U.S. Treasury 3.125% 2019	20,000	20,609
U.S. Treasury 3.375% 2019	15,000	15,639
U.S. Treasury 3.625% 2019	272,250	290,232
U.S. Treasury 8.125% 2019	24,000	34,396
U.S. Treasury 3.625% 2020	30,750	32,645
U.S. Treasury 7.875% 2021	50,000	71,976
U.S. Treasury 8.125% 2021	21,395	31,461
U.S. Treasury 6.25% 2023	245,000	319,458
U.S. Treasury 2.375% 20257	3,357	3,697
U.S. Treasury 6.00% 2026	20,000	25,922
U.S. Treasury 6.50% 2026	14,385	19,652
U.S. Treasury 5.25% 2029	4,025	4,855
U.S. Treasury 4.50% 2036	218,640	239,787
U.S. Treasury 4.375% 2038	24,065	25,780
U.S. Treasury 3.50% 2039	20,000	18,372
U.S. Treasury 4.25% 2039	10,750	11,250
U.S. Treasury 4.50% 2039	7,020	7,650
U.S. Treasury 2.125% 20407	4,229	4,501
U.S. Treasury 4.625% 2040	102,000	113,452
Fannie Mae 6.25% 2029	47,000	58,915
Federal Home Loan Bank 0.253% 20116	14,200	14,209
Federal Home Loan Bank, Series 467, 5.25% 2014	11,125	12,755
CoBank ACB 7.875% 20185	10,000	11,265
CoBank ACB 1.137% 20225,6	8,315	6,577
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 1.625% 2011	4,400	4,423
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.20% 2012	11,750	12,009
Federal Agricultural Mortgage Corp. 4.875% 20115	11,000	11,218
Federal Agricultural Mortgage Corp. 5.50% 20115	3,000	3,139
United States Government Agency-Guaranteed (FDIC insured), Regions Bank 3.25% 2011	13,375	13,877
United States Government Agency-Guaranteed (FDIC insured), PNC Funding Corp. 2.30% 2012	12,500	12,891
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	12,500	12,891
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp., Series L, 3.125% 2012	12,000	12,552
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.875% 2011	12,000	12,375
United States Agency for International Development, Republic of Egypt 4.45% 2015	10,000	11,177
		3,631,243

CONSUMER DISCRETIONARY — 4.59%
Allison Transmission Holdings, Inc., Term Loan B, 3.10% 20146,8,9	109,420	102,451
Allison Transmission Holdings, Inc. 11.00% 20155	28,760	31,061
Allison Transmission Holdings, Inc. 11.25% 20155,6,10	68,547	74,031
Virgin Media Finance PLC 9.125% 2016	32,000	34,560
Virgin Media Finance PLC, Series 1, 9.50% 2016	91,540	103,440
Virgin Media Inc. 6.50% 20185	8,800	9,152
Virgin Media Finance PLC 8.375% 20195	41,674	45,425
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 20125	48,548	51,461
Charter Communications Operating, LLC, Term Loan B, 7.25% 20146,8,9	6,843	6,985
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 10.875% 20145	24,550	27,619
Charter Communications Operating, LLC, Term Loan C, 3.79% 20166,8,9	27,651	26,441
Charter Communications, Inc. 13.50% 2016	28,638	34,151
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.875% 20185	28,250	29,733
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.125% 20205	10,125	10,758
Univision Communications, Inc., First Lien Term Loan B, 2.566% 20146,8,9	77,385	67,629
Univision Communications Inc. 12.00% 20145	11,250	12,403
Univision Communications Inc. 10.50% 20155,6,10	116,061	105,470
Michaels Stores, Inc., Term Loan B1, 2.813% 20136,8,9	21,754	20,430
Michaels Stores, Inc. 10.00% 2014	101,260	106,323
Michaels Stores, Inc. 0%/13.00% 20165,11	8,900	8,344
Michaels Stores, Inc. 0%/13.00% 201611	7,170	6,722
Michaels Stores, Inc., Term Loan B2, 5.063% 20166,8,9	4,026	3,860
Federated Retail Holdings, Inc. 5.35% 2012	4,490	4,658
Macy’s Retail Holdings, Inc. 8.375% 20156	19,510	21,924
Federated Retail Holdings, Inc. 5.90% 2016	56,600	58,298
Federated Department Stores, Inc. 7.00% 2028	2,612	2,573
Federated Department Stores, Inc. 6.90% 2029	5,195	5,156
Federated Retail Holdings, Inc. 6.375% 2037	14,300	13,656
Toys “R” Us, Inc. 7.625% 2011	38,345	39,591
Toys “R” Us-Delaware, Inc., Term Loan B, 4.575% 20126,8,9	14,940	14,814
Toys “R” Us, Inc. 8.50% 20175	14,125	14,937
Toys “R” Us Property Company I, LLC 10.75% 2017	31,775	36,025
Time Warner Cable Inc. 6.20% 2013	2,100	2,370
Time Warner Cable Inc. 7.50% 2014	10,400	12,226
Time Warner Cable Inc. 3.50% 2015	2,000	2,081
Time Warner Cable Inc. 6.75% 2018	29,000	33,927
Time Warner Cable Inc. 5.00% 2020	19,000	19,949
Time Warner Cable Inc. 6.55% 2037	25,000	27,741
Comcast Corp. 5.50% 2011	2,590	2,661
Comcast Cable Communications, Inc. 6.75% 2011	4,660	4,790
Comcast Corp. 5.85% 2015	7,200	8,281
Comcast Corp. 5.90% 2016	16,000	18,379
Comcast Corp. 6.30% 2017	3,000	3,477
Comcast Corp. 6.45% 2037	35,800	39,758
Comcast Corp. 6.95% 2037	10,275	12,127
Comcast Corp. 6.40% 2040	3,700	4,118
MGM Resorts International 8.50% 2010	49,305	49,552
MGM Resorts International 6.75% 2012	9,150	8,670
MGM Resorts International 6.75% 2013	8,200	7,544
MGM Resorts International 13.00% 2013	10,725	12,548
MGM Resorts International 10.375% 2014	1,675	1,859
MGM Resorts International 7.50% 2016	4,000	3,340
MGM Resorts International 11.125% 2017	2,450	2,793
MGM Resorts International 9.00% 20205	5,150	5,433
News America Inc. 5.30% 2014	26,150	29,355
News America Holdings Inc. 8.00% 2016	6,000	7,456
News America Inc. 6.90% 2019	23,000	27,546
News America Inc. 6.65% 2037	5,500	6,143
News America Inc. 6.90% 2039	10,000	11,575
Neiman Marcus Group, Inc. 9.00% 20156,10	48,247	49,634
Neiman Marcus Group, Inc. 10.375% 2015	20,400	21,369
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	63,875	67,707
Sally Holdings LLC and Sally Capital Inc. 10.50% 2016	2,650	2,902
CSC Holdings, Inc., Series B, 6.75% 2012	400	418
CSC Holdings, Inc. 8.50% 2014	14,975	16,248
CSC Holdings, Inc. 8.50% 2015	2,000	2,162
Cablevision Systems Corp. 8.625% 20175	10,000	10,787
CSC Holdings, Inc. 8.625% 2019	14,375	15,812
Cablevision Systems Corp. 8.00% 2020	20,000	21,250
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	24,535	25,578
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 7.75% 20205	35,510	36,176
Time Warner Inc. 5.875% 2016	19,985	22,916
Time Warner Companies, Inc. 7.25% 2017	9,500	11,412
Time Warner Inc. 6.50% 2036	17,000	18,637
Time Warner Inc. 6.20% 2040	1,000	1,069
Cox Communications, Inc. 7.75% 2010	10,000	10,162
Cox Communications, Inc. 5.45% 2014	5,000	5,616
Cox Communications, Inc. 5.875% 20165	25,000	28,615
Cox Communications, Inc. 8.375% 20395	4,000	5,376
Royal Caribbean Cruises Ltd. 8.75% 2011	26,625	27,424
Royal Caribbean Cruises Ltd. 11.875% 2015	18,175	21,537
J.C. Penney Co., Inc. 9.00% 2012	12,006	13,342
J.C. Penney Co., Inc., Series A, 6.875% 2015	6,895	7,395
J.C. Penney Co., Inc. 5.75% 2018	13,000	13,227
J.C. Penney Co., Inc. 5.65% 2020	13,460	13,595
Cinemark USA, Inc., Term Loan, 3.50% 20166,8,9	3,658	3,590
Cinemark USA, Inc. 8.625% 2019	40,375	42,192
AMC Entertainment Inc. 8.75% 2019	42,400	44,732
Limited Brands, Inc. 8.50% 2019	17,540	19,601
Limited Brands, Inc. 7.00% 2020	21,965	22,789
Regal Cinemas Corp., Series B, 9.375% 2012	7,250	7,286
Regal Cinemas Corp. 8.625% 2019	31,095	32,339
Boyd Gaming Corp. 7.75% 2012	28,400	28,684
Boyd Gaming Corp. 6.75% 2014	10,504	9,375
Quebecor Media Inc. 7.75% 2016	24,450	24,939
Quebecor Media Inc. 7.75% 2016	11,195	11,419
Warner Music Group 7.375% 2014	22,665	22,438
Warner Music Group 9.50% 2016	12,300	13,438
Clear Channel Worldwide, Series B, 9.25% 20175	32,300	34,076
Tenneco Automotive Inc., Series B, 10.25% 2013	2,572	2,636
Tenneco Automotive Inc. 8.625% 2014	30,025	31,076
Technical Olympic USA, Inc. 9.00% 201012	10,675	6,672
Technical Olympic USA, Inc. 9.00% 201012	7,815	4,884
Technical Olympic USA, Inc. 9.25% 20115,12	33,175	20,734
Dollar General Corp., Term Loan B2, 3.091% 20146,8,9	4,268	4,119
Dollar General Corp. 10.625% 2015	15,940	17,614
Dollar General Corp. 11.875% 20176,10	7,689	8,939
Marriott International, Inc., Series J, 5.625% 2013	8,330	8,899
Marriott International, Inc., Series I, 6.375% 2017	19,500	21,226
DaimlerChrysler North America Holding Corp., Series E, 5.75% 2011	14,150	14,798
DaimlerChrysler North America Holding Corp. 7.30% 2012	7,875	8,516
DaimlerChrysler North America Holding Corp. 6.50% 2013	5,400	6,110
Target Corp. 6.00% 2018	24,500	29,030
LBI Media, Inc. 8.50% 20175	32,174	28,032
Mediacom Broadband LLC and Mediacom Broadband Corp. 8.50% 2015	10,055	10,181
Mediacom LLC and Mediacom Capital Corp. 9.125% 2019	15,000	15,300
Radio One, Inc. 6.375% 2013	22,565	18,955
Staples, Inc. 7.75% 2011	2,115	2,203
Staples, Inc. 9.75% 2014	11,875	14,640
NBC Universal, Inc. 3.65% 20155	4,650	4,857
NBC Universal, Inc. 5.15% 20205	6,700	7,135
NBC Universal, Inc. 6.40% 20405	4,100	4,524
UPC Germany GmbH 8.125% 20175	15,800	16,234
KB Home 6.25% 2015	16,905	15,637
Kabel Deutschland GmbH 10.625% 2014	14,825	15,511
Bon-Ton Department Stores, Inc. 10.25% 2014	15,550	15,297
American Axle & Manufacturing Holdings, Inc. 9.25% 20175	13,500	14,614
Mohegan Tribal Gaming Authority 8.00% 2012	2,100	1,806
Mohegan Tribal Gaming Authority 6.125% 2013	4,175	3,517
Mohegan Tribal Gaming Authority 7.125% 2014	4,950	3,440
Mohegan Tribal Gaming Authority 6.875% 2015	8,775	5,791
Lowe’s Companies, Inc. 4.625% 2020	3,258	3,543
Lowe’s Companies, Inc. 5.80% 2040	8,700	9,690
UPC Holding BV 9.875% 20185	12,500	13,125
Hanesbrands Inc., Series B, 4.121% 20146	10,500	10,027
Hanesbrands Inc. 8.00% 2016	2,600	2,733
Gray Television Inc. 10.50% 20155	12,415	12,353
Vidéotron Ltée 6.875% 2014	7,169	7,330
Vidéotron Ltée 6.375% 2015	4,905	5,003
Seminole Tribe of Florida 6.535% 20205,8	10,000	9,021
Seminole Tribe of Florida 7.804% 20205,8	3,295	3,038
Beazer Homes USA, Inc. 8.125% 2016	13,050	11,778
TL Acquisitions, Inc., Term Loan B, 3.03% 20146,8,9	4,604	4,089
Thomson Learning 10.50% 20155	7,780	7,566
Fox Acquisition LLC 13.375% 20165	11,690	11,588
Seneca Gaming Corp. 7.25% 2012	8,000	7,920
Seneca Gaming Corp., Series B, 7.25% 2012	3,275	3,242
Thomson Reuters Corp. 5.95% 2013	3,625	4,082
Thomson Reuters Corp. 6.50% 2018	5,900	7,018
Lear Corp. 7.875% 2018	10,000	10,450
Local T.V. Finance LLC 10.00% 20155,6,10	11,879	10,335
Allbritton Communications Co. 8.00% 2018	10,000	10,025
Education Management LLC and Education Management Finance Corp. 8.75% 2014	9,640	9,628
Marks and Spencer Group PLC 6.25% 20175	7,000	7,500
Marks and Spencer Group PLC 7.125% 20375	1,000	1,072
Kohl’s Corp. 6.25% 2017	6,450	7,585
Kohl’s Corp. 6.875% 2037	500	603
Meritage Corp. 7.731% 20175	9,500	8,087
Libbey Glass Inc. 10.00% 20155	7,500	8,025
Home Depot, Inc. 5.40% 2016	1,819	2,043
Home Depot, Inc. 5.875% 2036	5,000	5,156
Jarden Corp. 8.00% 2016	5,725	6,040
Wendy’s/Arby’s Restaurants, LLC 10.00% 2016	5,400	5,764
Nordstrom, Inc. 6.25% 2018	5,000	5,744
Standard Pacific Corp. 6.25% 2014	2,800	2,653
Standard Pacific Corp. 7.00% 2015	3,010	2,822
Vitamin Shoppe Industries Inc. 7.936% 20126	4,664	4,699
Grupo Televisa, SAB 6.625% 2040	2,250	2,435
Walt Disney Co. 5.625% 2016	2,000	2,358
American Media Operations, Inc. 9.00% 20135,10	1,055	1,075
Ford Motor Co. 9.50% 2011	1,000	1,052
		2,914,268

FINANCIALS — 4.58%
CIT Group Inc., Term Loan 2A, 9.50% 20126,8,9	51,691	53,072
CIT Group Inc., Term Loan, 13.00% 20126,8,9	23,646	24,417
CIT Group Inc., Series A, 7.00% 2013	30,850	30,696
CIT Group Inc., Series A, 7.00% 2014	23,088	22,569
CIT Group Inc., Series A, 7.00% 2015	61,693	59,765
CIT Group Inc., Series A, 7.00% 2016	45,740	43,796
Liberty Mutual Group Inc. 6.50% 20355	31,325	26,789
Liberty Mutual Group Inc. 7.50% 20365	8,475	8,143
Liberty Mutual Group Inc., Series B, 7.00% 20675,6	12,690	10,559
Liberty Mutual Group Inc., Series A, 7.80% 20875,6	78,650	70,785
Liberty Mutual Group Inc., Series C, 10.75% 20885,6	91,185	100,759
International Lease Finance Corp. 5.125% 2010	1,100	1,100
International Lease Finance Corp., Series R, 4.95% 2011	3,735	3,721
International Lease Finance Corp., Series Q, 5.45% 2011	24,720	24,658
International Lease Finance Corp., Series Q, 5.75% 2011	21,305	21,198
International Lease Finance Corp. 5.00% 2012	4,245	4,075
International Lease Finance Corp., Series R, 5.30% 2012	15,020	14,643
International Lease Finance Corp., Series R, 5.35% 2012	9,495	9,305
International Lease Finance Corp., Series R, 5.40% 2012	15,000	14,661
International Lease Finance Corp., Series R, 6.375% 2013	26,000	25,350
International Lease Finance Corp., Series R, 6.625% 2013	3,500	3,411
American General Finance Corp., Series I, 5.40% 2015	17,250	14,404
International Lease Finance Corp. 8.625% 20155	10,000	10,200
American General Finance Corp., Series J, 6.90% 2017	12,500	10,719
Simon Property Group, LP 5.30% 2013	1,590	1,731
Simon Property Group, LP 6.75% 2014	5,310	6,044
Simon Property Group, LP 5.25% 2016	79,670	88,083
Simon Property Group, LP 6.10% 2016	4,250	4,830
Simon Property Group, LP 5.875% 2017	22,265	24,634
Simon Property Group, LP 6.125% 2018	18,460	20,948
Simon Property Group, LP 10.35% 2019	5,000	6,787
Simon Property Group, LP 5.65% 2020	2,000	2,203
Zions Bancorporation 5.65% 2014	35,010	33,172
Zions Bancorporation 7.75% 2014	8,825	9,164
Zions Bancorporation 5.50% 2015	40,017	36,101
Zions Bancorporation 6.00% 2015	63,372	59,180
Westfield Group 5.40% 20125	4,350	4,620
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20145	18,485	19,728
Westfield Group 7.50% 20145	5,555	6,426
Westfield Group 5.75% 20155	10,250	11,358
Westfield Group 5.70% 20165	34,075	37,575
Westfield Group 7.125% 20185	50,165	57,655
Bank of America Corp. 4.25% 2010	840	845
Bank of America Corp. 4.375% 2010	10,199	10,327
Bank of America Corp. 4.50% 2010	1,625	1,625
Bank of America Corp. 0.786% 20166	1,500	1,342
Bank of America Corp. 0.817% 20166	1,500	1,350
Bank of America Corp. 5.30% 2017	45,500	46,534
Bank of America Corp. 5.75% 2017	8,100	8,573
Bank of America Corp. 5.625% 2020	42,500	43,936
NB Capital Trust II 7.83% 2026	5,575	5,603
NB Capital Trust IV 8.25% 2027	4,000	4,120
ProLogis 7.625% 2014	11,000	11,727
ProLogis 5.625% 2016	7,560	7,128
ProLogis 5.75% 2016	2,000	1,938
ProLogis 6.625% 2018	27,175	26,538
ProLogis 7.375% 2019	34,855	34,273
ProLogis 6.875% 2020	27,395	26,295
GMAC LLC 6.875% 2011	32,623	33,439
GMAC LLC 7.25% 2011	3,269	3,318
GMAC LLC 6.875% 2012	6,851	7,039
GMAC LLC 7.00% 2012	15,839	16,354
GMAC LLC 7.50% 2013	17,350	18,109
GMAC LLC 2.738% 20146	10,438	9,057
GMAC LLC 8.30% 20155	18,750	19,781
Realogy Corp., Letter of Credit, 3.313% 20136,8,9	13,144	11,562
Realogy Corp., Term Loan B, 3.347% 20136,8,9	44,188	38,869
Realogy Corp., Term Loan DD, 3.347% 20136,8,9	15,823	13,918
Realogy Corp., Second Lien Term Loan A, 13.50% 20178,9	23,475	24,966
Developers Diversified Realty Corp. 4.625% 2010	6,165	6,165
Developers Diversified Realty Corp. 5.375% 2012	2,000	1,997
Developers Diversified Realty Corp. 5.50% 2015	23,528	22,504
Developers Diversified Realty Corp. 9.625% 2016	10,500	11,513
Developers Diversified Realty Corp. 7.50% 2017	34,275	33,980
HBOS PLC 6.75% 20185	47,050	45,304
Lloyds TSB Bank PLC 5.80% 20205	1,500	1,530
LBG Capital No.1 PLC, Series 2, 7.875% 2020	20,000	18,100
HBOS PLC 6.00% 20335	1,305	992
Kimco Realty Corp. 6.00% 2012	3,250	3,512
Kimco Realty Corp., Series C, 4.82% 2014	3,000	3,157
Kimco Realty Corp., Series C, 4.904% 2015	4,500	4,744
Kimco Realty Corp., Series C, 5.783% 2016	15,000	16,321
Kimco Realty Corp. 5.70% 2017	23,485	24,820
Kimco Realty Corp. 6.875% 2019	10,000	11,149
Citigroup Inc. 4.75% 2015	1,700	1,751
Citigroup Inc. 6.875% 2038	535	576
Citigroup Capital XXI 8.30% 20776	54,695	56,609
Abbey National Treasury Services PLC 3.875% 20145	9,750	9,827
Sovereign Bancorp, Inc. 8.75% 2018	27,047	31,116
Santander Issuances, SA Unipersonal 6.50% 20195,6	12,500	12,889
Hospitality Properties Trust 6.75% 20131	21,265	22,631
Hospitality Properties Trust 5.125% 20151	2,160	2,177
Hospitality Properties Trust 6.30% 20161	2,400	2,479
Hospitality Properties Trust 5.625% 20171	8,485	8,346
Hospitality Properties Trust 6.70% 20181	16,175	16,866
Metropolitan Life Global Funding I, 5.125% 20135	12,750	13,898
MetLife Capital Trust IV 7.875% 20675,6	32,930	33,095
MetLife Capital Trust X 9.25% 20685,6	1,500	1,701
MetLife Inc. 10.75% 20696	2,500	3,096
UnumProvident Finance Co. PLC 6.85% 20155	28,500	30,819
Unum Group 7.125% 2016	18,740	20,647
Rouse Co. 7.20% 201212	28,039	32,455
Rouse Co. 5.375% 201312	2,770	3,033
Rouse Co. 6.75% 20135,12	13,400	15,242
Standard Chartered PLC 3.85% 20155	4,500	4,643
Standard Chartered Bank 6.40% 20175	40,000	44,643
Capital One Capital IV 6.745% 20376	31,000	28,752
Capital One Capital V 10.25% 2039	12,605	13,724
National City Preferred Capital Trust I 12.00% (undated)6	37,250	41,347
PRICOA Global Funding I 5.30% 20135	2,500	2,746
Prudential Financial, Inc., Series D, 6.10% 2017	5,000	5,501
Prudential Holdings, LLC, Series C, 8.695% 20235,8	17,250	21,412
Prudential Financial, Inc. 8.875% 20686	9,275	10,265
JPMorgan Chase & Co. 3.40% 2015	23,985	24,655
JPMorgan Chase & Co. 4.891% 20156	2,000	1,995
JPMorgan Chase & Co. 4.40% 2020	13,000	13,057
ERP Operating LP 5.50% 2012	4,000	4,276
ERP Operating LP 6.625% 2012	2,000	2,151
ERP Operating LP 5.20% 2013	2,500	2,698
ERP Operating LP 5.25% 2014	2,000	2,187
ERP Operating LP 6.584% 2015	2,705	3,134
ERP Operating LP 5.75% 2017	4,000	4,428
ERP Operating LP 7.125% 2017	10,000	11,597
ERP Operating LP 4.75% 2020	6,500	6,578
Ford Motor Credit Co. 7.25% 2011	7,500	7,754
Ford Motor Credit Co. 7.375% 2011	1,800	1,832
Ford Motor Credit Co. 3.277% 20126	26,685	26,185
HSBC Bank PLC 3.50% 20155	13,000	13,476
HSBC Holdings PLC 6.50% 2037	18,000	19,567
HSBK (Europe) BV 7.25% 20175	32,570	30,801
Lazard Group LLC 7.125% 2015	28,687	30,666
Royal Bank of Scotland Group PLC 5.00% 2013	3,000	2,951
Royal Bank of Scotland PLC 4.875% 2015	16,750	17,332
Royal Bank of Scotland Group PLC 5.05% 2015	5,306	5,219
Royal Bank of Scotland Group PLC 6.99% (undated)5,6	7,100	4,864
Nationwide Mutual Insurance Co. 5.81% 20245,6,8	8,150	7,139
Nationwide Mutual Insurance Co. 9.375% 20395	20,000	22,821
Host Marriott, LP, Series K, 7.125% 2013	8,750	8,947
Host Hotels & Resorts, LP, Series S, 6.875% 2014	8,750	8,947
Host Marriott, LP, Series O, 6.375% 2015	950	962
Host Hotels & Resorts, LP, Series Q, 6.75% 2016	7,800	7,956
Host Hotels & Resorts LP 9.00% 2017	900	992
Morgan Stanley, Series F, 6.625% 2018	17,500	19,061
Morgan Stanley, Series F, 5.625% 2019	8,000	8,146
UBS AG 3.875% 2015	750	771
UBS AG 5.875% 2017	18,500	20,308
UBS AG 4.875% 2020	3,500	3,536
SLM Corp., Series A, 5.40% 2011	15,000	15,011
SLM Corp., Series A, 0.798% 20146	10,000	8,222
UniCredito Italiano SpA 5.584% 20175,6	10,000	9,544
UniCredito Italiano SpA 6.00% 20175	13,000	13,058
New York Life Global Funding 4.65% 20135	19,500	21,131
Genworth Financial, Inc. 6.15% 20666	27,500	20,075
Monumental Global Funding 5.50% 20135	10,000	10,769
Monumental Global Funding III 0.726% 20145,6	8,000	7,650
Monumental Global Funding III 5.25% 20145	1,500	1,645
Wells Fargo & Co. 4.375% 2013	10,850	11,524
Wells Fargo & Co. 3.625% 2015	1,705	1,769
Corestates Capital I 8.00% 20265	5,714	5,743
Regions Financial Corp. 7.75% 2014	17,500	18,747
Goldman Sachs Group, Inc. 3.70% 2015	7,335	7,396
Goldman Sachs Group, Inc. 5.95% 2018	1,550	1,666
Goldman Sachs Group, Inc. 6.15% 2018	3,500	3,781
Goldman Sachs Group, Inc. 6.125% 2033	3,000	3,044
Barclays Bank PLC 2.50% 2013	4,625	4,674
Barclays Bank PLC 6.05% 20175	3,740	3,916
Barclays Bank PLC 5.125% 2020	6,724	6,988
AXA SA 6.463% (undated)5,6	18,717	14,974
ZFS Finance (USA) Trust II 6.45% 20655,6	12,500	11,500
ZFS Finance (USA) Trust V 6.50% 20675,6	3,011	2,770
American Express Co. 6.15% 2017	12,610	14,178
Société Générale 5.75% 20165	12,135	13,162
Lincoln National Corp. 5.65% 2012	12,000	12,786
Korea Development Bank 5.30% 2013	11,000	11,637
Boston Properties, Inc. 5.875% 2019	10,000	10,928
Principal Life Insurance Co. 5.30% 2013	10,000	10,841
Export-Import Bank of Korea 5.125% 2020	10,000	10,571
Berkshire Hathaway Inc. 2.125% 2013	5,000	5,136
Berkshire Hathaway Inc. 3.20% 2015	5,000	5,231
BBVA Bancomer SA 7.25% 20205	8,985	9,448
CNA Financial Corp. 5.85% 2014	5,625	5,940
CNA Financial Corp. 7.35% 2019	3,000	3,266
Banco Mercantil del Norte, SA 6.135% 20165,6	2,000	2,019
Banco Mercantil del Norte, SA 6.862% 20215,6	6,850	6,909
Paribas, New York Branch 6.95% 2013	6,000	6,565
BNP Paribas 3.25% 2015	1,000	1,021
BNP Paribas 5.125% 20155	440	464
Nationwide Financial Services, Inc. 6.75% 20676	8,780	7,060
Brandywine Operating Partnership, LP 5.40% 2014	6,000	6,186
Charles Schwab Corp., Series A, 6.375% 2017	4,000	4,631
Schwab Capital Trust I 7.50% 20376	1,115	1,121
UDR, Inc. 5.00% 2012	2,500	2,556
UDR, Inc., Series A, 5.25% 2015	3,000	3,095
Nomura Holdings, Inc. 6.70% 2020	5,000	5,535
Development Bank of Singapore Ltd. 7.125% 20115	5,000	5,219
TuranAlem Finance BV 8.25% 20375,12	10,000	4,950
Allstate Life Global Funding Trust, Series 2008-4, 5.375% 2013	2,000	2,200
Allstate Corp., Series B, 6.125% 20676	2,445	2,246
VEB Finance Ltd. 6.902% 20205	3,380	3,579
First Tennessee Bank 5.05% 2015	3,400	3,310
Nordea Bank, Series 2, 3.70% 20145	3,000	3,130
ACE INA Holdings Inc. 5.875% 2014	2,500	2,807
TIAA Global Markets 4.95% 20135	2,000	2,196
Ambac Financial Group, Inc. 6.15% 20876,12	8,405	399
		2,908,582

MORTGAGE-BACKED OBLIGATIONS8 — 4.40%
Fannie Mae 4.89% 2012	10,000	10,320
Fannie Mae 4.00% 2015	2,561	2,680
Fannie Mae 5.00% 2018	8,189	8,792
Fannie Mae 5.50% 2018	6,918	7,515
Fannie Mae 5.50% 2020	20,083	21,805
Fannie Mae 6.00% 2021	731	796
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	11,554	12,090
Fannie Mae 5.50% 2023	17,752	19,190
Fannie Mae 4.00% 2024	30,995	32,506
Fannie Mae 4.00% 2024	17,741	18,606
Fannie Mae 4.00% 2024	9,053	9,495
Fannie Mae 4.50% 2024	16,936	17,984
Fannie Mae 4.50% 2024	11,259	11,955
Fannie Mae 4.50% 2024	6,404	6,800
Fannie Mae 5.50% 2024	1,311	1,420
Fannie Mae 3.50% 2025	27,000	27,661
Fannie Mae 3.50% 2025	16,250	16,709
Fannie Mae 4.00% 2025	48,035	50,378
Fannie Mae 4.00% 2025	36,291	38,026
Fannie Mae 4.00% 2025	3,482	3,649
Fannie Mae 4.00% 2025	3,331	3,491
Fannie Mae 4.00% 2025	3,250	3,405
Fannie Mae 4.00% 2025	1,729	1,812
Fannie Mae 4.50% 2025	39,933	42,385
Fannie Mae 4.50% 2025	13,965	14,822
Fannie Mae 4.50% 2025	5,454	5,789
Fannie Mae 4.50% 2025	5,292	5,617
Fannie Mae 4.50% 2025	5,081	5,393
Fannie Mae 4.50% 2025	2,468	2,620
Fannie Mae 4.50% 2025	1,732	1,838
Fannie Mae 4.50% 2025	487	517
Fannie Mae, Series 2001-4, Class GA, 9.929% 20256	477	558
Fannie Mae, Series 2001-4, Class NA, 11.786% 20256	31	35
Fannie Mae 6.00% 2026	12,333	13,508
Fannie Mae 7.00% 2026	1,453	1,612
Fannie Mae 6.00% 2028	16,806	18,408
Fannie Mae 7.00% 2028	4,452	4,941
Fannie Mae 7.00% 2028	755	838
Fannie Mae, Series 2001-20, Class E, 9.641% 20316	387	452
Fannie Mae 5.50% 2033	2,823	3,055
Fannie Mae 2.634% 20356	2,517	2,628
Fannie Mae 5.00% 2035	76,183	81,385
Fannie Mae 5.50% 2035	4,888	5,283
Fannie Mae 5.50% 2035	2,700	2,918
Fannie Mae 6.50% 2035	290	321
Fannie Mae 7.00% 2035	3,645	4,054
Fannie Mae 5.50% 2036	23,206	25,035
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036	6,080	6,710
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	18,473	20,055
Fannie Mae 5.50% 2037	12,461	13,447
Fannie Mae 5.609% 20376	9,387	9,861
Fannie Mae 6.00% 2037	173,824	188,864
Fannie Mae 6.00% 2037	44,087	47,901
Fannie Mae 6.00% 2037	21,769	23,761
Fannie Mae 6.00% 2037	18,444	20,040
Fannie Mae 6.00% 2037	14,718	15,982
Fannie Mae 6.00% 2037	14,517	15,794
Fannie Mae, Series 2007-24, Class P, 6.00% 2037	13,790	15,042
Fannie Mae 6.00% 2037	1,088	1,171
Fannie Mae 6.50% 2037	8,832	9,675
Fannie Mae 6.50% 2037	7,106	7,788
Fannie Mae 6.50% 2037	5,873	6,449
Fannie Mae 6.50% 2037	5,526	6,047
Fannie Mae 7.00% 2037	4,485	4,875
Fannie Mae 7.00% 2037	3,003	3,264
Fannie Mae 7.50% 2037	4,289	4,744
Fannie Mae 7.50% 2037	1,087	1,202
Fannie Mae 7.50% 2037	477	527
Fannie Mae 7.50% 2037	327	362
Fannie Mae 7.50% 2037	175	195
Fannie Mae 8.00% 2037	144	160
Fannie Mae 8.00% 2037	106	118
Fannie Mae 4.50% 2038	11,468	12,024
Fannie Mae 5.50% 2038	7,475	8,064
Fannie Mae 6.00% 2038	19,482	21,150
Fannie Mae 6.00% 2038	18,064	19,653
Fannie Mae 6.00% 2038	7,853	8,544
Fannie Mae 6.00% 2038	1,998	2,173
Fannie Mae 6.50% 2038	8,421	9,243
Fannie Mae 4.50% 2039	78,761	82,494
Fannie Mae 5.00% 2039	21,300	22,726
Fannie Mae 6.00% 2039	7,518	8,164
Fannie Mae 4.50% 2040	34,291	35,917
Fannie Mae 4.50% 2040	8,873	9,294
Fannie Mae 5.00% 2040	24,897	26,564
Fannie Mae 6.00% 2040	19,426	21,089
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	1,104	1,213
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	775	871
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	524	601
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042	1,203	1,390
Fannie Mae 6.50% 2047	2,707	2,926
Fannie Mae 6.50% 2047	2,687	2,905
Fannie Mae 6.50% 2047	2,468	2,669
Fannie Mae 6.50% 2047	2,246	2,428
Fannie Mae 6.50% 2047	1,755	1,898
Fannie Mae 6.50% 2047	1,434	1,550
Fannie Mae 6.50% 2047	1,027	1,111
Fannie Mae 6.50% 2047	902	975
Fannie Mae 7.00% 2047	2,040	2,217
Fannie Mae 7.00% 2047	1,550	1,685
Fannie Mae 7.00% 2047	1,456	1,583
Fannie Mae 7.00% 2047	1,311	1,425
Fannie Mae 7.00% 2047	313	340
Freddie Mac 5.00% 2018	4,603	4,942
Freddie Mac 5.50% 2018	2,437	2,643
Freddie Mac, Series 2890, Class KT, 4.50% 2019	25,425	27,902
Freddie Mac 5.50% 2019	6,690	7,256
Freddie Mac, Series 2289, Class NB, 11.233% 20226	89	102
Freddie Mac 5.00% 2023	17,184	18,354
Freddie Mac 5.00% 2023	15,293	16,334
Freddie Mac 5.00% 2023	10,807	11,543
Freddie Mac 5.00% 2023	5,316	5,697
Freddie Mac 5.00% 2024	16,671	17,834
Freddie Mac 6.00% 2026	2,557	2,799
Freddie Mac 6.00% 2027	4,418	4,837
Freddie Mac 2.718% 20356	3,896	4,083
Freddie Mac 5.00% 2035	7,678	8,198
Freddie Mac, Series 3061, Class PN, 5.50% 2035	4,240	4,670
Freddie Mac 5.00% 2036	7,267	7,745
Freddie Mac, Series 3257, Class PA, 5.50% 2036	18,734	20,499
Freddie Mac 5.00% 2037	2,336	2,489
Freddie Mac, Series 3286, Class JN, 5.50% 2037	24,984	26,876
Freddie Mac, Series 3312, Class PA, 5.50% 2037	19,061	20,540
Freddie Mac, Series 3318, Class JT, 5.50% 2037	14,040	15,104
Freddie Mac, Series 3271, Class OA, 6.00% 2037	17,052	18,816
Freddie Mac 6.00% 2037	680	740
Freddie Mac 6.50% 2037	3,915	4,294
Freddie Mac 6.50% 2038	16,592	18,214
Freddie Mac 6.50% 2038	6,018	6,588
Freddie Mac 5.00% 2039	12,358	13,181
Freddie Mac 5.00% 2039	8,338	8,894
Freddie Mac 5.00% 2039	5,396	5,755
Freddie Mac 6.00% 2039	3,166	3,446
Freddie Mac 6.00% 2040	3,553	3,865
Freddie Mac 6.00% 2040	1,181	1,284
Government National Mortgage Assn. 10.00% 2021	798	939
Government National Mortgage Assn. 10.00% 2025	749	872
Government National Mortgage Assn. 5.00% 2039	9,517	10,262
Government National Mortgage Assn. 4.00% 2040	13,860	14,304
Government National Mortgage Assn. 4.50% 2040	98,811	104,225
Government National Mortgage Assn. 4.50% 2040	7,744	8,169
Government National Mortgage Assn. 4.50% 2040	3,004	3,174
Government National Mortgage Assn. 4.50% 2040	2,983	3,153
Government National Mortgage Assn. 5.00% 2040	10,468	11,270
Government National Mortgage Assn. 5.00% 2040	5,487	5,907
Government National Mortgage Assn. 5.00% 2040	1,872	2,019
Government National Mortgage Assn. 5.00% 2040	1,234	1,331
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A-4, 5.435% 2034	2,979	3,046
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034	2,381	2,358
CS First Boston Mortgage Securities Corp., Series 2001-CP4, Class A-4, 6.18% 2035	6,208	6,369
CS First Boston Mortgage Securities Corp., Series 2005-5, Class IV-A-1, 6.25% 2035	4,216	3,707
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035	3,413	3,438
CS First Boston Mortgage Securities Corp., Series 2005-C3, Class A-AB, 4.614% 2037	9,802	10,259
CS First Boston Mortgage Securities Corp., Series 2007-3, Class 4-A-1, 5.00% 2037	10,758	9,717
CS First Boston Mortgage Securities Corp., Series 2007-1, Class 1-A-2A, 5.802% 20376	9,724	5,093
CS First Boston Mortgage Securities Corp., Series 2007-1, Class 1-A-6A, 5.863% 20376	6,795	3,941
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037	6,910	7,315
CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A-2, 5.10% 20386	7,470	7,486
CS First Boston Mortgage Securities Corp., Series 2007-C4, Class A-4, 5.83% 20396	18,880	18,476
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-2FX, 5.207% 20406	1,689	1,694
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 20406	10,900	11,546
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 20375	7,250	7,783
American Tower Trust I, Series 2007-1A, Class B, 5.537% 20375	20,000	21,010
American Tower Trust I, Series 2007-1A, Class D, 5.957% 20375	29,375	30,857
American Tower Trust I, Series 2007-1A, Class E, 6.249% 20375	15,500	16,282
American Tower Trust I, Series 2007-1A, Class F, 6.639% 20375	5,550	5,830
Countrywide Alternative Loan Trust, Series 2005-49CB, Class A-1, 5.50% 2035	44,215	42,350
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 2-A-5, 5.50% 2035	11,354	6,865
Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1-A-1, 6.00% 2035	3,327	3,301
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3-A-1, 5.633% 20476	9,285	6,467
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 4-A-1, 5.712% 20476	14,412	9,869
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR12, Class 1-A2, 5.74% 20366	10,000	7,636
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY6, Class 2-A3, 5.705% 20376	39,599	33,544
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY7, Class 2-A1, 5.725% 20376	14,321	9,980
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY7, Class 4-A2, 5.784% 20376	13,539	10,699
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-20, Class 3-A1, 5.25% 20356	20,196	20,248
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-8, Class 3-AF, 0.709% 20366	5,334	3,569
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-9, Class 2-A2, 5.729% 20366	6,261	4,393
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6-A, 5.77% 20366	21,774	16,668
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12, Class 2-A1, 5.711% 20376	8,778	6,401
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-9, Class 2-A1, 5.673% 20476	5,429	3,467
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class 4-A-1, 5.369% 20356	5,373	4,145
CHL Mortgage Pass-Through Trust, Series 2007-HY5, Class 3-A-1, 6.023% 20376	16,141	13,161
CHL Mortgage Pass-Through Trust, Series 2007-HY5, Class 1-A-1, 5.803% 20476	31,375	23,711
CHL Mortgage Pass-Through Trust, Series 2007-HY4, Class 1-A-1, 5.913% 20476	17,120	12,842
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041	13,272	13,943
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-4, 5.27% 20446	22,000	23,858
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A-PB, 5.446% 2045	12,500	13,328
GE Commercial Mortgage Corp., Series 2004-C1, Class A-2, 3.915% 2038	1,988	1,993
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.335% 20446	13,000	14,042
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.336% 20456	17,000	17,889
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-CIBC5, Class A-1, 4.372% 2037	1,262	1,289
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-2, 4.739% 2037	1,404	1,403
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC11, Class A-2, 5.016% 2037	1,248	1,247
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	619	636
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C3, Class A-2, 4.223% 2042	8,092	8,151
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042	218	218
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.874% 20456	14,700	15,940
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	4,190	4,279
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	7,783	7,921
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-4, 5.115% 20456	3,000	3,170
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-3B, 5.214% 20456	17,730	17,694
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.398% 20366	13,421	10,506
IndyMac INDX Mortgage Loan Trust, Series 2006-AR25, Class 3-A-1, 5.613% 20366	29,398	17,825
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% (undated)6	27,410	27,784
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-2, 5.117% 2037	9,294	9,410
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 20376	10,000	10,496
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 5.888% 20386	7,000	7,567
Bank of America 5.50% 20125	22,500	23,920
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7-A1, 5.00% 2019	17,935	17,545
Banc of America Mortgage Securities, Inc., Series 2005-E, Class 4-A1, 5.379% 20356	6,294	5,955
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP6, Class A-4, 5.475% 20436	20,250	21,319
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 20262,5	20,118	20,998
Citigroup Mortgage Loan Trust, Inc., Series 2005-8, Class I-A4A, 5.424% 20356	3,147	2,557
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR5, Class 2-A7A, 6.157% 20366	22,312	15,034
Citigroup Mortgage Loan Trust, Inc., Series 2007-AR5, Class 1-A2A, 5.474% 20376	4,491	3,095
Citicorp Mortgage Securities, Inc. 5.50% 2035	21,392	20,466
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.206% 20426	17,875	18,735
Nationwide Building Society, Series 2007-2, 5.50% 20125	17,500	18,659
Lehman Mortgage Trust, Series 2006-6, Class 3-A-9, 5.50% 2036	24,282	15,783
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A-4, 5.223% 20446	5,500	5,986
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	8,000	8,328
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR15, Class A-1, 5.469% 20366	9,441	7,981
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR4, Class 2-A-4, 5.692% 20366	6,200	5,470
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A-4, 5.197% 20306	11,422	12,429
GSR Mortgage Loan Trust, Series 2004-2F, Class VIIA-1, 4.50% 2019	9,045	8,834
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A-1, 5.50% 2020	2,546	2,525
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	11,077	11,252
Bear Stearns ARM Trust, Series 2005-6, Class I-A-1, 2.978% 20356	10,546	7,609
Bear Stearns ARM Trust, Series 2006-2, Class 2-A-1, 5.65% 20366	4,219	3,074
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 3-A, 2.552% 20356	14,164	10,027
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 3-A-1, 5.772% 20366	773	487
Crown Castle Towers LLC, Series 2010-1, Class C, 4.523% 20355	10,000	10,495
Bank of Montreal 2.85% 20155	10,000	10,334
American General Mortgage Loan Trust, Series 2006-1, Class A-5, 5.75% 20355,6	8,630	8,827
American General Mortgage Loan Trust, Series 2010-1A, Class A-1, 5.15% 20585,6	371	372
American Home Mortgage Assets Trust, Series 2007-3, Class II-2A-1, 6.25% 20376	13,901	8,003
Wells Fargo Alternative Loan Trust, Series 2007-PA4, Class III-A-1, 5.906% 20376	12,400	7,974
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	6,925	7,199
GS Mortgage Securities Corp. II, Series 2001-ROCK, Class D, 6.878% 20185	6,000	6,212
Bear Stearns ALT-A Trust, Series 2006-2, Class II-4-A-1, 5.68% 20366	8,572	5,188
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	5,227	5,078
BCAP LLC Trust, Series 2006-AA2, Class A-1, 0.499% 20376	8,334	4,546
J.P. Morgan Mortgage Trust, Series 2006-A3, Class 3-A-3, 5.724% 20366	2,000	1,629
J.P. Morgan Mortgage Trust, Series 2006-A7, Class 2-A-4, 5.754% 20376	3,875	2,871
Banc of America Funding Trust, Series 2006-7, Class T-2-A-1, 5.878% 2036	4,638	3,006
Washington Mutual Mortgage, WMALT Series 2007-2, Class 3-A-1, 5.50% 2022	3,184	2,835
GE Capital Commercial Mortgage Corp., Series 2002-3, Class A-1, 4.229% 2037	2,225	2,253
Morgan Stanley Dean Witter Capital I Trust, Series 2000-LIFE2, Class A-2, 7.20% 2033	1,936	1,935
FDIC Structured Sale Guaranteed Notes, Series 2010-L1A, Class A-1, 0% 20115	750	743
FDIC Structured Sale Guaranteed Notes, Series 2010-L2A, Class A, 3.00% 20195	1,091	1,111
Harborview Mortgage Loan Trust, Series 2006-6, Class 1A, 3.135% 20366	2,498	1,596
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-C1, Class X, interest only, 0.652% 20315,6	17,671	390
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	695	705
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.165% 20275,6	186	186
Structured Asset Securities Corp., Series 1998-RF1, Class A, 8.351% 20275,6	160	164
Financial Asset Securitization, Inc., Series 1997-NAM1, Class B-1, 7.75% 2027	221	230
		2,799,228

INDUSTRIALS — 2.32%
Nielsen Finance LLC, Term Loan A, 2.345% 20136,8,9	8,484	8,066
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	48,750	51,066
Nielsen Finance LLC and Nielsen Finance Co. 11.625% 2014	39,775	44,846
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 201611	74,720	73,226
Nielsen Finance LLC and Nielsen Finance Co. 11.50% 2016	24,510	27,635
Nielsen Finance LLC, Term Loan 1L, 8.50% 20172,8,9	12,000	12,540
Continental Airlines, Inc. 8.75% 2011	27,750	28,617
Continental Airlines, Inc., Series 2000-2, Class A-2, 7.487% 20128	11,700	11,780
Continental Airlines, Inc., Series 1997-1, Class A, 7.461% 20168	7,916	7,993
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 20178	5,598	5,402
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 20188	896	851
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 20188	373	360
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 20198	15,110	15,460
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20198	4,561	4,689
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 20198	881	864
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20208	18,944	19,300
Continental Airlines, Inc., Series 1999-1, Class B, 6.795% 20208	651	615
Continental Airlines, Inc., Series 2003-ERJ3, Class A, 7.875% 20208	9,950	9,253
Continental Airlines, Inc., Series 1999-2, Class A-1, 7.256% 20218	664	690
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 20218	3,249	3,167
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 20228	14,609	14,792
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 20228	11,281	10,971
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 20228	3,437	3,547
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 20228	5,370	5,675
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 20228	4,596	4,527
Delta Air Lines, Inc., Series 2000-1, Class A-2, 7.57% 20128	8,050	8,142
Northwest Airlines, Inc., Term Loan B, 4.04% 20136,8,9	4,553	4,097
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 20148	58,790	59,672
Northwest Airlines, Inc., Term Loan A, 2.29% 20186,8,9	53,365	45,227
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 20248	25,084	24,144
US Investigations Services, Inc., Term Loan B, 3.539% 20156,8,9	18,476	16,398
US Investigations Services, Inc., Term Loan B, 7.75% 20156,8,9	22,230	22,202
US Investigations Services, Inc. 10.50% 20155	49,850	49,102
US Investigations Services, Inc. 11.75% 20165	21,761	20,999
Hawker Beechcraft Acquisition Co., LLC, Letter of Credit, 2.433% 20146,8,9	4,793	3,895
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 2.533% 20146,8,9	81,675	66,378
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 10.50% 20146,8,9	17,461	17,428
Hawker Beechcraft Acquisition Co., LLC 8.50% 2015	3,570	2,892
Hawker Beechcraft Acquisition Co., LLC 8.875% 20156,10	14,057	10,754
Hawker Beechcraft Acquisition Co., LLC 9.75% 2017	1,305	816
American Airlines, Inc., Series 2001-1, Class A-2, 6.817% 20128	17,745	18,056
American Airlines, Inc., Series 2001-2, Class A-1, 6.978% 20128	745	750
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012	4,595	4,624
AMR Corp. 9.00% 2012	11,000	10,533
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 20138	17,138	17,759
AMR Corp. 9.00% 2016	2,000	1,830
American Airlines, Inc., Series 2001-1, Class B, 7.377% 20198	12,868	11,131
AMR Corp. 10.00% 2021	3,000	2,475
American Airlines, Inc., Series 2001-1, Class A-1, 6.977% 20228	5,722	4,835
Ashtead Group PLC 8.625% 20155	14,675	14,932
Ashtead Capital, Inc. 9.00% 20165	46,185	46,878
Iron Mountain Inc. 8.00% 2020	12,000	12,660
Iron Mountain Inc. 8.375% 2021	45,000	48,038
ARAMARK Corp., Letter of Credit, 2.223% 20146,8,9	273	256
ARAMARK Corp., Term Loan B, 2.408% 20146,8,9	3,773	3,543
ARAMARK Corp. 3.844% 20156	8,050	7,446
ARAMARK Corp. 8.50% 2015	26,725	27,760
ARAMARK Corp., Letter of Credit, 3.448% 20166,8,9	492	476
ARAMARK Corp., Term Loan B, 3.783% 20166,8,9	7,483	7,244
CEVA Group PLC, Bridge Loan, 9.091% 20152,6,8,9	32,191	27,523
CEVA Group PLC 11.625% 20165	2,450	2,628
CEVA Group PLC 11.50% 20185	14,675	15,409
Nortek, Inc. 11.00% 2013	37,335	40,041
United Air Lines, Inc., Term Loan B, 2.375% 20146,8,9	26,590	23,997
United Air Lines, Inc., Series 1996-A2, 7.87% 20192,8,12	2,421	—
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 20215,8	4,944	4,425
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 20248	11,387	10,818
RailAmerica, Inc. 9.25% 2017	34,003	36,978
AMH Holdings, Inc. 11.25% 2014	32,660	33,640
AMH Holdings, Inc. 9.875% 2016	825	898
Union Pacific Corp. 5.125% 2014	15,325	16,902
Union Pacific Corp. 5.75% 2017	2,065	2,357
Union Pacific Corp. 5.70% 2018	8,000	9,109
TransDigm Inc. 7.75% 2014	15,110	15,639
TransDigm Inc. 7.75% 2014	11,950	12,368
Koninklijke Philips Electronics NV 5.75% 2018	23,250	26,462
Kansas City Southern Railway Co. 13.00% 2013	5,599	6,740
Kansas City Southern Railway Co. 8.00% 2015	1,500	1,607
Kansas City Southern de México, SA de CV 8.00% 20185	10,000	10,650
Burlington Northern Santa Fe Corp. 7.00% 2014	13,885	16,247
BNSF Funding Trust I 6.613% 20556	2,630	2,518
BAE Systems 2001 Asset Trust, Series 2001, Class B, 7.156% 20115,8	12,538	13,040
BAE Systems 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 20135,8	2,166	2,380
Esterline Technologies Corp. 6.625% 2017	12,500	12,625
Esterline Technologies Corp. 7.00% 20205	2,240	2,290
Volvo Treasury AB 5.95% 20155	13,875	14,860
Honeywell International Inc. 3.875% 2014	13,605	14,743
United Technologies Corp. 5.70% 2040	12,000	13,467
General Electric Co. 5.25% 2017	11,250	12,420
WMX Technologies, Inc. 7.10% 20261	10,125	11,831
USG Corp. 9.50% 20186	10,500	10,369
Norfolk Southern Corp. 5.75% 2016	6,710	7,661
Norfolk Southern Corp. 5.75% 2018	2,000	2,281
CSX Corp. 5.75% 2013	4,960	5,433
CSX Corp. 6.25% 2015	3,460	4,023
Atlas Copco AB 5.60% 20175	7,405	8,043
Allied Waste North America, Inc. 6.875% 2017	7,250	8,013
H&E Equipment Services, Inc. 8.375% 2016	7,800	7,537
Esco Corp. 4.412% 20135,6	3,725	3,432
Esco Corp. 8.625% 20135	4,000	3,990
Sequa Corp., Term Loan B, 3.79% 20146,8,9	7,348	6,899
RBS Global, Inc. and Rexnord LLC 8.50% 20185	6,000	6,090
Lockheed Martin Corp. 4.121% 2013	5,000	5,368
ERAC USA Finance Co. 5.25% 20205	5,000	5,135
Ply Gem Industries, Inc. 11.75% 2013	3,210	3,427
Oshkosh Corp. 8.25% 2017	1,250	1,313
Oshkosh Corp. 8.50% 2020	1,900	2,000
John Deere Capital Corp. 5.40% 2011	2,000	2,108
John Deere Capital Corp., Series D, 5.50% 2017	1,000	1,140
Caterpillar Financial Services Corp., Series F, 5.50% 2016	2,000	2,293
RSC Equipment Rental, Inc. and RSC Holdings III, LLC 9.50% 2014	1,375	1,420
		1,471,891

TELECOMMUNICATION SERVICES — 2.22%
Sprint Capital Corp. 7.625% 2011	3,100	3,185
Sprint Capital Corp. 8.375% 2012	10,775	11,475
Nextel Communications, Inc., Series E, 6.875% 2013	76,000	76,000
Nextel Communications, Inc., Series F, 5.95% 2014	39,210	37,936
Nextel Communications, Inc., Series D, 7.375% 2015	182,295	181,384
Cricket Communications, Inc. 9.375% 2014	98,695	102,519
Cricket Communications, Inc. 10.00% 2015	2,500	2,687
Cricket Communications, Inc. 7.75% 2016	45,610	47,434
Verizon Communications Inc. 3.75% 2011	19,750	20,239
ALLTEL Corp. 7.00% 2012	17,686	19,587
Verizon Communications Inc. 5.55% 2014	37,250	42,130
Verizon Communications Inc. 4.90% 2015	3,560	3,973
Verizon Communications Inc. 5.50% 2017	18,000	20,381
Verizon Communications Inc. 6.35% 2019	4,525	5,361
Verizon Communications Inc. 5.85% 2035	5,000	5,291
Verizon Communications Inc. 6.25% 2037	25,000	27,785
MetroPCS Wireless, Inc. 9.25% 2014	53,180	55,839
MetroPCS Wireless, Inc. 9.25% 2014	47,735	50,122
SBC Communications Inc. 6.25% 2011	5,500	5,688
AT&T Wireless Services, Inc. 8.125% 2012	16,935	18,988
AT&T Inc. 4.95% 2013	34,375	37,544
SBC Communications Inc. 5.10% 2014	3,500	3,925
SBC Communications Inc. 5.625% 2016	10,000	11,534
AT&T Inc. 5.80% 2019	8,750	10,068
AT&T Inc. 8.00% 20316	5,000	6,517
AT&T Inc. 6.55% 2039	5,000	5,766
Wind Acquisition SA 11.75% 20175	80,475	85,907
Clearwire Communications LLC/Finance 12.00% 20155	41,875	43,969
Clearwire Communications LLC/Finance 12.00% 20155	30,305	31,820
Crown Castle International Corp. 9.00% 2015	33,850	37,150
Crown Castle International Corp. 7.75% 20175	15,150	16,627
Crown Castle International Corp. 7.125% 2019	19,000	19,808
New Communications Holdings 7.875% 20155	18,475	19,630
New Communications Holdings 8.25% 20175	38,175	40,943
New Communications Holdings 8.50% 20205	6,950	7,454
New Communications Holdings 8.75% 20225	4,400	4,741
Windstream Corp. 8.125% 2013	6,000	6,420
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	7,125	7,405
Windstream Corp. 8.625% 2016	54,100	56,670
American Tower Corp. 4.625% 2015	12,019	12,741
American Tower Corp. 7.00% 2017	12,431	14,280
American Tower Corp. 7.25% 2019	24,050	28,199
Telecom Italia Capital SA, Series B, 5.25% 2013	4,000	4,221
Telecom Italia Capital SA 5.25% 2015	22,000	23,194
Telecom Italia Capital SA 6.999% 2018	10,500	11,808
Intelsat, Ltd. 8.875% 2015	8,000	8,340
Intelsat, Ltd. 9.25% 2016	10,000	10,725
Intelsat Jackson Holding Co. 8.50% 20195	3,500	3,719
tw telecom inc. 8.00% 20185	20,000	20,925
SBA Telecommunications, Inc. 8.00% 2016	16,675	18,009
Deutsche Telekom International Finance BV 5.875% 2013	5,625	6,204
Deutsche Telekom International Finance BV 4.875% 2014	10,000	10,894
Telefónica Emisiones, SAU 3.729% 2015	3,050	3,131
Telefónica Emisiones, SAU 5.134% 2020	7,950	8,367
Qwest Communications International Inc. 8.00% 20155	5,000	5,350
Qwest Capital Funding, Inc. 7.625% 2021	3,900	3,851
América Móvil, SAB de CV 6.125% 20405	7,575	8,221
Sorenson Communications 10.50% 20155	15,525	7,918
Trilogy International Partners LLC, Term Loan B, 4.033% 20122,6,8,9	5,250	5,171
Level 3 Financing, Inc. 9.25% 2014	4,000	3,730
Hawaiian Telcom Communications, Inc. 8.765% 20136,12	15,920	318
Hawaiian Telcom Communications, Inc. 9.75% 201312	16,945	339
Hawaiian Telcom Communications, Inc., Series B, 12.50% 201512	7,075	1
		1,411,558

INFORMATION TECHNOLOGY — 1.66%
NXP BV and NXP Funding LLC 3.276% 20136	93,769	88,963
NXP BV and NXP Funding LLC 10.00% 20134	37,639	41,544
NXP BV and NXP Funding LLC 7.875% 2014	3,850	3,898
NXP BV and NXP Funding LLC 9.50% 2015	102,735	100,937
NXP BV and NXP Funding LLC 9.75% 20185	49,520	52,367
Freescale Semiconductor, Inc. 4.412% 20146	16,350	14,797
Freescale Semiconductor, Inc. 8.875% 2014	46,005	44,625
Freescale Semiconductor, Inc. 9.125% 20146,10	49,424	46,953
Freescale Semiconductor, Inc., Term Loan, 4.596% 20166,8,9	37,197	34,297
Freescale Semiconductor, Inc. 10.125% 2016	55,538	50,540
Freescale Semiconductor, Inc. 10.125% 20185	30,700	32,849
First Data Corp., Term Loan B2, 3.079% 20146,8,9	67,651	58,868
First Data Corp. 9.875% 2015	63,000	50,558
First Data Corp. 10.55% 201510	57,450	44,380
Sanmina-SCI Corp. 6.75% 2013	23,100	23,244
Sanmina-SCI Corp. 3.287% 20145,6	23,750	22,563
Sanmina-SCI Corp. 8.125% 2016	71,830	73,446
SunGard Data Systems Inc. 9.125% 2013	44,235	45,451
Jabil Circuit, Inc. 8.25% 2018	36,225	39,666
Cisco Systems, Inc. 2.90% 2014	10,000	10,517
Cisco Systems, Inc. 4.95% 2019	20,000	22,271
KLA-Tencor Corp. 6.90% 2018	29,000	32,504
Advanced Micro Devices, Inc. 8.125% 2017	20,250	21,364
Advanced Micro Devices, Inc. 7.75% 20205	6,250	6,344
Ceridian Corp. 11.25% 2015	28,425	27,075
Hewlett-Packard Co. 5.50% 2018	9,500	11,075
Electronic Data Systems Corp. 7.45% 2029	6,555	8,614
National Semiconductor Corp. 6.15% 2012	15,000	16,053
Serena Software, Inc. 10.375% 2016	13,430	13,229
Oracle Corp. 3.75% 2014	10,000	10,790
Fidelity National Information Services, Inc. 7.625% 20175	4,000	4,180
		1,053,962

HEALTH CARE — 1.59%
Elan Finance PLC and Elan Finance Corp. 4.436% 20116	19,200	19,008
Elan Finance PLC and Elan Finance Corp. 4.663% 20136	14,285	13,856
Elan Finance PLC and Elan Finance Corp. 8.875% 2013	39,090	39,774
Elan Finance PLC and Elan Finance Corp. 8.75% 20165	54,200	54,335
Tenet Healthcare Corp. 7.375% 2013	32,447	33,502
Tenet Healthcare Corp. 9.25% 2015	10,160	10,795
Tenet Healthcare Corp. 8.875% 20195	66,195	73,145
HealthSouth Corp. 10.75% 2016	84,200	91,989
Boston Scientific Corp. 4.50% 2015	4,500	4,550
Boston Scientific Corp. 6.25% 2015	5,880	6,192
Boston Scientific Corp. 6.40% 2016	21,735	23,187
Boston Scientific Corp. 6.00% 2020	16,330	16,943
Boston Scientific Corp. 7.375% 2040	34,146	36,697
VWR Funding, Inc., Series B, 10.25% 20156,10	80,371	83,384
PTS Acquisition Corp. 9.50% 20156,10	63,111	63,269
Roche Holdings Inc. 4.50% 20125	18,000	18,995
Roche Holdings Inc. 5.00% 20145	4,000	4,443
Roche Holdings Inc. 6.00% 20195	21,000	24,825
Roche Holdings Inc. 7.00% 20395	2,500	3,301
Pfizer Inc. 4.45% 2012	13,000	13,748
Pfizer Inc. 5.35% 2015	25,000	28,608
Pfizer Inc. 6.20% 2019	5,000	6,044
HCA Inc., Term Loan B1, 2.783% 20136,8,9	11,231	10,841
HCA Inc. 9.125% 2014	5,090	5,370
HCA Inc. 9.25% 2016	5,480	5,932
HCA Inc. 9.625% 20166,10	3,000	3,248
HCA Inc., Term Loan B2, 3.783% 20176,8,9	6,292	6,136
HCA Inc. 8.50% 2019	11,820	13,120
Novartis Capital Corp. 4.125% 2014	17,250	18,813
Novartis Capital Corp. 2.90% 2015	17,000	17,684
Novartis Securities Investment Ltd. 5.125% 2019	4,000	4,528
Coventry Health Care, Inc. 5.875% 2012	4,800	4,945
Coventry Health Care, Inc. 6.30% 2014	26,020	27,410
Abbott Laboratories 2.70% 2015	10,000	10,420
Abbott Laboratories 5.125% 2019	19,000	21,462
GlaxoSmithKline Capital Inc. 4.85% 2013	13,500	14,807
GlaxoSmithKline Capital Inc. 5.65% 2018	4,000	4,635
Merge Healthcare Inc. 11.75% 20155	18,410	18,594
Quintiles Transnational 9.50% 20145,6,10	16,760	17,179
Surgical Care Affiliates, Inc. 8.875% 20155,6,10	6,591	6,657
Surgical Care Affiliates, Inc. 10.00% 20175	9,500	9,571
Symbion Inc. 11.75% 20156,10	17,695	15,704
UnitedHealth Group Inc. 6.00% 2017	12,430	14,191
Patheon Inc. 8.625% 20175	11,835	11,879
Cardinal Health, Inc. 5.80% 2016	10,000	11,359
WellPoint, Inc. 6.00% 2014	10,000	11,338
Express Scripts Inc. 7.25% 2019	8,985	11,006
Biogen Idec Inc. 6.00% 2013	6,000	6,573
Biogen Idec Inc. 6.875% 2018	3,650	4,228
Team Finance LLC and Health Finance Corp. 11.25% 2013	8,605	9,057
Viant Holdings Inc. 10.125% 20175	5,653	6,784
Accellent Inc. 8.375% 20175	5,900	6,003
Merck & Co., Inc. 4.00% 2015	3,000	3,290
Bausch & Lomb Inc. 9.875% 2015	2,250	2,385
Johnson & Johnson 5.85% 2038	2,000	2,375
		1,008,114

UTILITIES — 1.07%
Edison Mission Energy 7.50% 2013	35,525	30,196
Edison Mission Energy 7.75% 2016	35,300	25,328
Midwest Generation, LLC, Series B, 8.56% 20168	15,970	15,730
Edison Mission Energy 7.00% 2017	19,525	13,375
Edison Mission Energy 7.20% 2019	39,450	26,826
Homer City Funding LLC 8.734% 20268	12,275	11,231
Edison Mission Energy 7.625% 2027	20,850	13,240
Texas Competitive Electric Holdings Co. LLC, Term Loan B1, 3.845% 20146,8,9	3,491	2,722
Texas Competitive Electric Holdings Co. LLC, Term Loan B2, 4.066% 20146,8,9	49,849	38,875
Texas Competitive Electric Holdings Co. LLC, Series A, 10.25% 2015	101,129	68,262
Texas Competitive Electric Holdings Co. LLC, Series B, 10.25% 2015	21,680	14,634
Texas Competitive Electric Holdings Co. LLC 11.25% 20166,10	16,055	10,195
NRG Energy, Inc. 7.25% 2014	7,825	8,040
NRG Energy, Inc. 7.375% 2016	48,975	50,077
NRG Energy, Inc. 7.375% 2017	1,400	1,421
Consumers Energy Co., First Mortgage Bonds, 6.70% 2019	26,800	32,389
CMS Energy Corp. 6.25% 2020	20,000	20,019
AES Corp. 9.375% 2010	4,802	4,844
AES Corp. 8.75% 20135	14,329	14,616
AES Corp. 7.75% 2015	10,000	10,550
AES Corp. 8.00% 2017	4,000	4,265
AES Corp. 8.00% 2020	5,000	5,319
MidAmerican Energy Co. 5.95% 2017	10,625	12,409
MidAmerican Energy Holdings Co. 5.75% 2018	15,320	17,472
MidAmerican Energy Holdings Co. 5.95% 2037	3,375	3,711
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series H, 6.25% 2012	7,500	8,038
Sierra Pacific Resources 8.625% 2014	2,725	2,820
Nevada Power Co., General and Refunding Mortgage Notes, Series L, 5.875% 2015	1,675	1,895
Nevada Power Co., General and Refunding Mortgage Notes, Series M, 5.95% 2016	13,700	15,718
Sierra Pacific Resources 6.75% 2017	3,000	3,064
Electricité de France SA 5.50% 20145	15,000	16,690
Electricité de France SA 6.95% 20395	8,000	10,251
Israel Electric Corp. Ltd. 9.375% 20205	16,215	20,360
Israel Electric Corp. Ltd. 8.10% 20965	4,905	5,366
Intergen Power 9.00% 20175	16,000	16,760
Alabama Power Co., Series R, 4.70% 2010	1,250	1,267
Alabama Power Co., Series 2008-B, 5.80% 2013	4,500	5,109
Alabama Power Co. 6.00% 2039	9,000	10,312
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	13,850	15,463
E.ON International Finance BV 5.80% 20185	13,000	15,028
Virginia Electric and Power Co., Series 2003-A, 4.75% 2013	6,000	6,514
Virginia Electric and Power Co., Series B, 5.95% 2017	4,500	5,225
PG&E Corp. 5.75% 2014	9,000	10,059
PSEG Power LLC 7.75% 2011	7,500	7,839
Public Service Electric and Gas Co., Series E, 5.30% 2018	1,000	1,105
Veolia Environnement 5.25% 2013	8,000	8,761
Carolina Power & Light Co. d/b/a Progress Energy Carolinas, Inc. 5.25% 2015	6,000	6,897
Teco Finance, Inc. 5.15% 2020	5,000	5,347
Xcel Energy Inc. 4.70% 2020	5,000	5,330
Jersey Central Power & Light Co. 4.80% 2018	5,000	5,138
AES Panamá, SA 6.35% 20165	4,500	4,713
Abu Dhabi National Energy Co. PJSC (TAQA) 6.165% 20175	4,000	4,228
Appalachian Power Co., Series M, 5.55% 2011	3,000	3,087
		678,130

ENERGY — 1.06%
Ras Laffan Liquefied Natural Gas III 5.50% 20145	2,400	2,625
Ras Laffan Liquefied Natural Gas Co. Ltd. 8.294% 20145,8	9,991	11,190
Ras Laffan Liquefied Natural Gas Co. Ltd. 8.294% 20148	2,240	2,509
Ras Laffan Liquefied Natural Gas II 5.298% 20205,8	34,850	37,310
Ras Laffan Liquefied Natural Gas III 5.838% 20275,8	45,650	47,674
TransCanada PipeLines Ltd. 6.50% 2018	375	441
TransCanada PipeLines Ltd. 7.125% 2019	14,105	17,545
TransCanada PipeLines Ltd. 6.20% 2037	400	436
TransCanada PipeLines Ltd. 7.625% 2039	14,000	18,126
TransCanada PipeLines Ltd. 6.10% 2040	1,250	1,388
TransCanada PipeLines Ltd. 6.35% 20676	61,150	55,721
Petroplus Finance Ltd. 6.75% 20145	7,390	6,688
Petroplus Finance Ltd. 7.00% 20175	24,650	21,199
Petroplus Finance Ltd. 9.375% 20195	30,220	27,349
Enbridge Energy Partners, LP, Series B, 6.50% 2018	5,225	6,071
Enbridge Energy Partners, LP 9.875% 2019	12,000	16,156
Enbridge Energy Partners, LP 5.20% 2020	2,000	2,105
Enbridge Energy Partners, LP, Series B, 7.50% 2038	6,000	7,187
Enbridge Energy Partners, LP 8.05% 20776	10,500	10,357
Transcontinental Gas Pipe Line Corp., Series B, 7.00% 2011	10,000	10,557
Williams Partners L.P. and Williams Partners Finance Corp. 3.80% 2015	8,630	8,931
Williams Partners L.P. and Williams Partners Finance Corp. 7.25% 2017	7,200	8,476
Williams Partners L.P. and Williams Partners Finance Corp. 5.25% 2020	5,460	5,842
Williams Partners L.P. and Williams Partners Finance Corp. 6.30% 2040	2,250	2,414
Shell International Finance BV 1.875% 2013	10,000	10,178
Shell International Finance BV 4.00% 2014	22,750	24,425
Shell International Finance BV 4.30% 2019	1,250	1,316
Kinder Morgan Energy Partners LP 5.85% 2012	2,400	2,573
Kinder Morgan Energy Partners LP 5.125% 2014	10,325	11,297
Kinder Morgan Energy Partners LP 6.00% 2017	2,950	3,302
Kinder Morgan Energy Partners LP 9.00% 2019	8,250	10,720
Kinder Morgan Energy Partners LP 5.30% 2020	2,750	2,954
Kinder Morgan Energy Partners LP 6.85% 2020	2,400	2,849
Williams Companies, Inc. 6.375% 20105	4,700	4,729
Williams Companies, Inc. 7.875% 2021	11,035	13,410
Williams Companies, Inc. 8.75% 2032	11,711	14,663
Petrobras International 5.75% 2020	23,225	24,808
Petrobras International 6.875% 2040	2,700	2,948
Enbridge Inc. 5.60% 2017	20,067	22,983
Arch Coal Inc. 8.75% 20165	20,000	21,550
Rockies Express Pipeline LLC 6.25% 20135	4,020	4,294
Rockies Express Pipeline LLC 6.85% 20185	12,500	13,464
Devon Energy Corp. 5.625% 2014	3,000	3,360
Devon Energy Corp. 6.30% 2019	5,635	6,629
Devon Financing Corp. ULC 7.875% 2031	5,000	6,622
StatoilHydro ASA 3.875% 2014	10,000	10,697
StatoilHydro ASA 5.125% 20145	3,000	3,339
StatoilHydro ASA 5.25% 2019	2,000	2,233
Total Capital SA 3.00% 2015	12,250	12,649
Total Capital SA 3.125% 2015	2,000	2,082
Total Capital SA 4.45% 2020	1,000	1,061
Enterprise Products Operating LLC 5.65% 2013	10,000	10,917
Enterprise Products Operating LLC 7.00% 20676	4,830	4,361
Energy Transfer Partners, LP 9.00% 2019	6,535	8,020
Energy Transfer Partners, LP 9.70% 2019	4,660	5,874
Gazprom OJSC 6.51% 20225	4,700	4,753
Gazprom OJSC, Series 9, 6.51% 2022	3,800	3,843
Gazprom OJSC 7.288% 20375	4,650	4,824
Husky Energy Inc. 5.90% 2014	3,500	3,934
Husky Energy Inc. 7.25% 2019	1,655	2,032
Husky Energy Inc. 6.80% 2037	4,425	5,159
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 20145,8	8,040	8,389
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 20148	1,293	1,349
General Maritime Corp. 12.00% 2017	8,500	8,989
Canadian Natural Resources Ltd. 5.70% 2017	7,350	8,413
XTO Energy Inc. 5.30% 2015	2,500	2,880
XTO Energy Inc. 5.50% 2018	2,500	2,901
Pemex Project Funding Master Trust 5.75% 2018	4,500	4,792
Qatar Petroleum 5.579% 20115,8	4,446	4,555
Chevron Corp. 3.95% 2014	500	541
Chevron Corp. 4.95% 2019	2,300	2,584
Apache Corp. 6.90% 2018	1,800	2,210
BP Capital Markets PLC 3.875% 2015	2,000	1,914
		672,666

CONSUMER STAPLES — 1.02%
Altria Group, Inc. 9.70% 2018	18,000	23,619
Altria Group, Inc. 9.25% 2019	54,890	70,738
Altria Group, Inc. 9.95% 2038	23,500	32,911
Anheuser-Busch InBev NV 2.50% 20135	5,000	5,086
Anheuser-Busch InBev NV 3.625% 20155	23,500	24,447
Anheuser-Busch InBev NV 4.125% 2015	14,950	15,885
Anheuser-Busch InBev NV 7.75% 20195	25,000	31,185
Anheuser-Busch InBev NV 5.00% 20205	2,500	2,690
Anheuser-Busch InBev NV 5.375% 2020	4,950	5,479
SUPERVALU INC., Term Loan B, 1.566% 20126,8,9	493	478
SUPERVALU INC. 7.50% 2012	3,323	3,464
Albertson’s, Inc. 7.25% 2013	14,122	14,510
SUPERVALU INC. 7.50% 2014	1,000	1,015
SUPERVALU INC., Term Loan B2, 3.066% 20156,8,9	874	846
SUPERVALU INC. 8.00% 2016	18,700	18,934
Albertson’s, Inc. 7.45% 2029	2,000	1,670
Albertson’s, Inc. 8.00% 2031	2,650	2,305
Stater Bros. Holdings Inc. 8.125% 2012	20,025	20,175
Stater Bros. Holdings Inc. 7.75% 2015	19,250	19,635
CVS Caremark Corp. 4.75% 2020	3,810	3,975
CVS Caremark Corp. 5.789% 20265,8	4,424	4,551
CVS Caremark Corp. 6.943% 20308	11,881	13,083
CVS Caremark Corp. 7.507% 20325,8	14,884	17,197
PepsiCo, Inc. 3.10% 2015	15,000	15,813
PepsiCo, Inc. 7.90% 2018	15,000	19,646
Wal-Mart Stores, Inc. 2.25% 2015	5,000	5,087
Wal-Mart Stores, Inc. 2.875% 2015	15,000	15,685
Wal-Mart Stores, Inc. 3.625% 2020	6,810	6,857
Wal-Mart Stores, Inc. 4.875% 2040	3,000	2,977
Rite Aid Corp., Term Loan T4, 9.50% 20156,8,9	9,965	10,197
Rite Aid Corp. 9.75% 2016	10,000	10,812
Rite Aid Corp. 10.25% 2019	6,050	6,224
Rite Aid Corp. 6.875% 2028	2,300	1,248
Wesfarmers Ltd. 6.998% 20135	25,000	27,523
Constellation Brands, Inc. 8.375% 2014	3,675	3,987
Constellation Brands, Inc. 7.25% 2017	21,000	21,945
Kroger Co. 3.90% 2015	11,130	11,923
Kroger Co. 6.40% 2017	8,250	9,741
Kraft Foods Inc. 2.625% 2013	8,930	9,184
Kraft Foods Inc. 4.125% 2016	5,000	5,354
Kraft Foods Inc. 5.375% 2020	5,000	5,480
Tyson Foods, Inc. 10.50% 2014	6,050	7,260
Tyson Foods, Inc. 7.85% 20166	11,500	12,751
Unilever Capital Corp. 3.65% 2014	17,500	18,669
Procter & Gamble Co. 3.50% 2015	17,250	18,595
Delhaize Group 6.50% 2017	6,301	7,388
Delhaize America, Inc. 9.00% 2031	5,000	6,760
Kimberly-Clark Corp. 7.50% 2018	9,000	11,643
British American Tobacco International Finance PLC 9.50% 20185	8,705	11,619
Tesco PLC 5.50% 20175	9,000	10,067
Smithfield Foods, Inc., Series B, 7.75% 2013	2,800	2,821
Smithfield Foods, Inc. 10.00% 20145	5,050	5,669
Safeway Inc. 6.35% 2017	4,000	4,706
TreeHouse Foods, Inc. 7.75% 2018	3,100	3,282
Elizabeth Arden, Inc. 7.75% 2014	3,150	3,174
Spectrum Brands Inc. 9.50% 20185	3,000	3,169
		651,134

MATERIALS — 0.76%
Dow Chemical Co. 7.60% 2014	40,450	47,263
Dow Chemical Co. 8.55% 2019	20,300	25,393
Dow Chemical Co. 9.40% 2039	1,160	1,634
Georgia Gulf Corp. 10.75% 20161	3,385	3,554
Georgia Gulf Corp. 9.00% 20171,5	50,965	53,959
International Paper Co. 7.40% 2014	12,500	14,523
International Paper Co. 7.95% 2018	22,545	27,254
International Paper Co. 9.375% 2019	1,505	1,960
International Paper Co. 7.30% 2039	7,000	8,049
Owens-Brockway Glass Container Inc. 6.75% 2014	585	598
Owens-Brockway Glass Container Inc. 7.375% 2016	30,255	32,600
Reynolds Group 7.75% 20165	8,180	8,589
Reynolds Group 8.50% 20185	23,510	24,274
Nalco Finance Holdings LLC and Nalco Finance Holdings Inc. 9.00% 2014	7,200	7,425
Nalco Co., Term Loan B, 5.75% 20166,8,9	5,485	5,515
Nalco Co. 8.25% 2017	17,485	18,884
Teck Resources Ltd. 10.75% 2019	24,000	30,016
Ball Corp. 7.125% 2016	12,700	13,716
Ball Corp. 7.375% 2019	2,125	2,306
Ball Corp. 6.75% 2020	12,960	13,673
LBI Escrow Corp 8.00% 20175	18,355	19,341
Rio Tinto Finance (USA) Ltd. 5.875% 2013	10,000	11,122
Rio Tinto Finance (USA) Ltd. 8.95% 2014	6,500	8,006
ArcelorMittal 6.125% 2018	17,500	19,018
BHP Billiton Finance (USA) Ltd. 5.50% 2014	11,730	13,285
Georgia-Pacific Corp. 8.125% 2011	5,875	6,081
Georgia-Pacific LLC 8.25% 20165	6,500	7,085
Graphic Packaging International, Inc. 9.50% 2017	11,150	11,986
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	4,380	4,757
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	5,350	5,986
FMG Finance Pty Ltd. 10.625% 20165	6,000	6,870
MacDermid 9.50% 20175	6,120	6,304
Smurfit Capital Funding PLC 7.50% 2025	4,725	4,371
Rockwood Specialties Group, Inc. 7.50% 2014	3,240	3,313
Arbermarle Corp. 5.10% 2015	2,570	2,804
Rock-Tenn Co. 9.25% 2016	2,280	2,488
Plastipak Holdings, Inc. 8.50% 20155	2,275	2,343
Solutia Inc. 8.75% 2017	1,680	1,839
Airgas, Inc. 7.125% 20185	1,250	1,392
Praxair, Inc. 4.375% 2014	1,000	1,092
CRH America Inc. 6.95% 2012	315	340
CRH America, Inc. 8.125% 2018	500	599
CEMEX SA 9.25% 20205	979	883
Newpage Corp. 11.375% 2014	875	815
		483,305

ASSET-BACKED OBLIGATIONS8 — 0.36%
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-4-A, MBIA insured, 5.55% 2014	12,000	12,613
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-4-A, FSA insured, 5.56% 2014	7,000	7,311
AmeriCredit Automobile Receivables Trust, Series 2008-A-F, Class A-4, FSA insured, 6.96% 2014	15,000	16,098
Honda Auto Receivables Owner Trust, Series 2007-2, Class A-4, 5.57% 2013	21,136	21,604
Honda Auto Receivables Owner Trust, Series 2010-2, Class A-4, 1.92% 2013	3,335	3,394
CPS Auto Receivables Trust, Series 2006-A, Class 1-A-4, FSA insured, 5.33% 20125	2,348	2,358
CPS Auto Receivables Trust, Series 2006-B, Class A-4, MBIA insured, 5.81% 20125	1,192	1,210
CPS Auto Receivables Trust, Series 2006-C, Class A-4, XLCA insured, 5.14% 20135	5,115	5,211
CPS Auto Receivables Trust, Series 2007-B, Class A-4, FSA insured, 5.60% 20145	8,931	9,277
UPFC Auto Receivables Trust, Series 2007-B, Class A-3, AMBAC insured, 6.15% 2014	12,729	13,185
Chase Issuance Trust, Series 2008-4, Class A, 4.65% 2015	10,000	10,904
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012	1,109	1,115
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-3, 5.12% 2014	8,040	8,724
AEP Texas Central Transitioning Funding II LLC, Secured Transition Bonds, Series A, Class A-3, 5.09% 2017	8,265	9,311
First Horizon ABS Trust, Series 2006-HE2, Class A, FSA insured, 0.459% 20266	4,262	2,977
First Horizon ABS Trust, Series 2007-HE1, Class A, FSA insured, 0.477% 20296	8,517	6,316
Aesop Funding II LLC, Series 2010-2A, Class A, 3.63% 20145	5,000	5,111
Aesop Funding II LLC, Series 2010-3A, Class B, 6.74% 20165	3,000	3,149
Long Beach Acceptance Auto Receivables Trust, Series 2006-B, Class A-4, FSA insured, 5.18% 2013	7,821	7,929
J.P. Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A-F-4, 4.864% 20356	9,032	7,929
Home Equity Asset Trust, Series 2004-7, Class M-1, 0.949% 20356	10,000	7,771
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2-A, FSA insured, 0.481% 20376	4,366	3,176
CWHEQ Revolving Home Equity Loan Trust, Series 2007-C, Class A, FGIC insured, 0.491% 20376	10,389	2,472
Nissan Auto Lease Trust, Series 2008-A, Class A-3a, 5.14% 2011	5,520	5,528
Citibank Credit Card Issuance Trust, Series 2008, Class C6, 6.30% 2014	2,000	2,143
Citibank Credit Card Issuance Trust, Series 2008, Class A5, 4.85% 2015	3,000	3,289
Countryplace Manufactured Housing Contract, Series 2005-1, Class A-3, AMBAC insured, 4.80% 20355	5,025	4,380
Countryplace Manufactured Housing Contract, Series 2005-1, Class A-4, AMBAC insured, 5.20% 20355,6	1,145	863
MBNA Credit Card Master Note Trust, Series 2001-C, Class C, 7.10% 20135	5,000	5,163
MBNA Master Credit Card Trust II, Series 2000-H, Class B, 0.941% 20136	5,000	5,000
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-2, Class A-6, AMBAC insured, 5.08% 20115	4,250	4,281
RAMP Trust, Series 2003-RZ4, Class A-7, 4.79% 20336	4,510	4,172
Conseco Finance Home Loan Trust, Series 1999-G, Class B-2, 10.96% 2029	13,702	3,496
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 2031	3,476	3,286
Residential Asset Securities Corp. Trust, Series 2003-KS6, Class A-2, 0.929% 20336	92	70
CWHEQ Home Equity Loan Trust, Series 2006-S2, Class A-5, FGIC insured, 5.753% 2027	7,346	3,255
Ameriquest Mortgage Securities Inc., Series 2003-12, Class M-1, 1.079% 20346	4,581	3,240
Vanderbilt Mortgage and Finance, Inc., Series 1999-B, Class I-A-6, 6.925% 2024	2,827	2,838
Prestige Auto Receivables Trust, Series 2006-1A, Class A-2, FSA insured, 5.25% 20135	2,217	2,300
Home Equity Mortgage Trust, Series 2006-6, Class 2A-1, 0.429% 20376	15,477	862
Home Equity Mortgage Trust, Series 2006-5, Class A-1, 5.50% 20376	5,050	710
Advanta Business Card Master Trust, Series 2005-A2, Class A-2, 0.468% 20136	901	895
SACO I Trust, Series 2006-12, Class I-A, 0.469% 20366	7,733	859
CarMax Auto Owner Trust, Series 2007-2, Class A-3, 5.23% 2011	551	553
		226,328

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 0.28%
United Mexican States Government Global 5.875% 2014	20,000	22,170
United Mexican States Government Global, Series A, 6.75% 2034	3,990	4,768
Croatian Government 6.75% 20195	14,000	15,115
Croatian Government 6.75% 2019	5,500	5,938
Croatian Government 6.625% 20205	2,000	2,150
Hungarian Government 6.25% 2020	21,310	21,726
Polish Government 6.375% 2019	18,985	21,643
Russian Federation 7.50% 20308	17,728	20,687
France Government Agency-Guaranteed, Société Finance 2.875% 20145	10,000	10,386
Province of Ontario, Series 1, 1.875% 2012	10,000	10,180
South Africa (Republic of) 6.875% 2019	2,050	2,427
South Africa (Republic of) 5.50% 2020	5,000	5,375
Brazil (Federal Republic of) Global 6.00% 2017	4,200	4,777
Brazil (Federal Republic of) Global 7.125% 2037	2,000	2,490
Greek Government 4.625% 2013	7,500	6,340
State of Qatar 9.75% 2030	4,000	6,000
Israeli Government 5.125% 2019	5,500	5,964
Peru (Republic of) 7.125% 2019	3,780	4,626
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	2,500	3,206
		175,968

MUNICIPALS — 0.00%
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, Class A, 6.72% 2025	2,692	2,410

MISCELLANEOUS — 0.15%
Other bonds & notes in initial period of acquisition		93,711

Total bonds & notes (cost: $19,343,315,000)		20,182,498

Short-term securities — 3.50%

Fannie Mae 0.19%–0.51% due 8/25/2010–5/2/2011	691,311	690,817
Freddie Mac 0.18%–0.32% due 8/3–12/7/2010	515,890	515,724
Straight-A Funding LLC 0.29%–0.40% due 8/10–10/6/20105	180,853	180,793
Procter & Gamble Co. 0.20%–0.25% due 9/7–10/21/20105	173,000	172,924
U.S. Treasury Bills 0.11%–0.325% due 8/19–9/23/2010	136,100	136,085
PepsiCo Inc. 0.20% due 9/9–9/13/20105	116,700	116,673
Federal Farm Credit Banks 0.23%–0.35% due 8/12–9/30/2010	100,000	99,978
Google, Inc. 0.23% due 10/26/20105	82,000	81,920
Federal Home Loan Bank 0.18%–0.35% due 10/4–10/6/2010	73,300	73,276
Coca-Cola Co. 0.21% due 9/8/20105	60,000	59,982
General Electric Co. 0.18% due 8/2/2010	57,100	57,099
NetJets Inc. 0.21% due 9/3/20105	40,000	39,992

Total short-term securities (cost: $2,224,970,000)		2,225,263

Total investment securities (cost: $62,432,079,000)		62,905,620
Other assets less liabilities		624,828

Net assets		63,530,448

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Represents an affiliated company as defined under the Investment Company Act of 1940.
2Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous” was $9,172,493,000, which represented 14.44% of the net assets of the fund. This amount includes $9,076,180,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

3Security did not produce income during the last 12 months.
4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition	Cost	Value	Percent of net
	date	(000)	(000)	assets

NXP BV and NXP Funding LLC 10.00% 2013	7/17/2009	$31,016	$41,544	.06%
Cooper-Standard Holdings Inc.	5/27/2010	17,000	17,060	.03
Atrium Corp.	4/30/2010	163	163	.00
American Media Operations, Inc.	1/30/2009	3	3	.00

Total restricted securities		$48,182	$58,770	.09%

5Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $4,672,572,000, which represented 7.35% of the net assets of the fund.
6Coupon rate may change periodically.
7Index-linked bond whose principal amount moves with a government retail price index.
8Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
9Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $861,327,000, which represented 1.36% of the net assets of the fund.

10Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
11Step bond; coupon rate will increase at a later date.
12Scheduled interest and/or principal payment was not received.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-906-0910O-S25525

The portfolio at a glance

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Investment mix by security type	July 31, 2010

U.S. common stocks	42.1%
Common stocks of issuers outside the U.S.	18.6
Convertible securities & preferred stocks	3.0
U. S. Treasury & agency bonds & notes	5.7
Other fixed-income securities	26.1
Short-term securities & other assets less liabilities	4.5
[end pie chart]

Five largest sectors in common stock holdings
Percent of net assets
Industrials	8.3%
Consumer staples	7.1
Financials	6.9
Utilities	6.8
Health care	5.7

Ten largest common stock holdings
Percent of net assets
Merck	2.2%
Verizon Communications	2.0
Home Depot	1.5
Waste Management	1.5
Chevron	1.4
Bristol-Myers Squibb	1.4
Royal Dutch Shell	1.4
McDonald's	1.3
Philip Morris International	1.2
Emerson Electric	1.2

Country diversification
Percent of net assets
United States	71.2%
Euro zone*	9.0
United Kingdom	5.1
Canada	2.1
Australia	2.0
Japan	0.9
Other countries	5.2
Short-term securities & other assets less liabilities	4.5

*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belgium, France, Germany, Greece, Ireland, Italy, the Netherlands and Spain.

[begin pie chart]
Investment mix by security type	July 31, 2009

U.S. common stocks	38.7%
Common stocks of issuers outside the U.S.	18.5
Convertible securities & preferred stocks	3.8
U. S. Treasury & agency bonds & notes	5.5
Other fixed-income securities	29.1
Short-term securities & other assets less liabilities	4.4
[end pie chart]

Five largest sectors in common stock holdings
Percent of net assets
Consumer staples	7.2%
Industrials	7.2
Telecommunication services	7.1
Utilities	6.6
Health care	5.3

Ten largest common stock holdings
Percent of net assets
Verizon Communications	2.3%
AT&T	2.0
Merck	1.7
GDF Suez	1.4
Royal Dutch Shell	1.3
Waste Management	1.3
Kraft Foods	1.3
Bristol-Myers Squibb	1.2
Chevron	1.2
Philip Morris International	1.2

Country diversification
Percent of net assets
United States	70.9%
Euro zone*	10.7
United Kingdom	5.1
Australia	2.2
Canada	1.3
Japan	0.8
Other countries	4.6
Short-term securities & other assets less liabilities	4.4

*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands and Spain.

Summary Investment portfolio
July 31, 2010

			Percent
		Value	of net
Common stocks - 60.74%	Shares	(000)	assets

Industrials - 8.28%
Waste Management, Inc. (1)	27,615,000	$937,529	1.48%
Emerson Electric Co.	15,095,000	747,806	1.18
Lockheed Martin Corp.	6,310,000	474,197	.75
Schneider Electric SA (2)	3,430,209	395,666	.62
Honeywell International Inc.	9,075,000	388,955	.61
Boeing Co.	5,160,000	351,603	.55
United Technologies Corp.	4,308,000	306,299	.48
Other securities		1,660,213	2.61
		5,262,268	8.28

Consumer staples - 7.09%
Philip Morris International Inc.	14,715,000	751,054	1.18
Kraft Foods Inc., Class A	21,000,821	613,434	.96
H.J. Heinz Co.	10,111,700	449,768	.71
Unilever NV, depository receipts (2)	9,045,000	266,043
Unilever NV (New York registered)	5,051,750	148,976	.65
Coca-Cola Co.	6,250,000	344,438	.54
Other securities		1,933,057	3.05
		4,506,770	7.09

Financials - 6.91%
HSBC Holdings PLC (United Kingdom) (2)	23,650,749	241,263
HSBC Holdings PLC (Hong Kong) (2)	14,326,382	147,434
HSBC Holdings PLC (ADR)	1,460,000	74,577	.73
Bank of Nova Scotia	7,325,000	367,586	.58
Australia and New Zealand Banking Group Ltd. (2)	16,617,353	346,530	.55
Equity Residential, shares of beneficial interest	6,842,800	313,742	.49
HCP, Inc.	8,492,300	301,222	.47
Other securities		2,594,860	4.09
		4,387,214	6.91

Utilities - 6.81%
GDF SUEZ (2)	19,586,965	648,975	1.02
Duke Energy Corp.	36,316,172	621,006	.98
Progress Energy, Inc.	7,855,400	330,791	.52
Hongkong Electric Holdings Ltd. (2)	52,138,000	315,204	.50
FirstEnergy Corp.	8,096,500	305,238	.48
Exelon Corp.	7,000,000	292,810	.46
Other securities		1,813,687	2.85
		4,327,711	6.81

Health care - 5.72%
Merck & Co., Inc.	39,858,511	1,373,524	2.16
Bristol-Myers Squibb Co.	35,025,500	872,835	1.37
Eli Lilly and Co.	14,940,000	531,864	.84
Pfizer Inc	26,050,000	390,750	.62
Other securities		463,540	.73
		3,632,513	5.72

Consumer discretionary - 5.60%
Home Depot, Inc.	33,870,000	965,634	1.52
McDonald's Corp.	11,916,400	830,930	1.31
McGraw-Hill Companies, Inc.	12,590,000	386,387	.61
Time Warner Cable Inc.	5,245,370	299,878	.47
Other securities		1,073,930	1.69
		3,556,759	5.60

Energy - 5.24%
Chevron Corp.	11,625,000	885,941	1.39
Royal Dutch Shell PLC, Class B (ADR)	8,100,000	432,702
Royal Dutch Shell PLC, Class A (ADR)	6,000,000	332,520
Royal Dutch Shell PLC, Class B (2)	3,797,147	100,082	1.36
Spectra Energy Corp	22,411,414	465,933	.73
TOTAL SA (ADR)	3,640,000	184,293
TOTAL SA (2)	3,255,000	163,804	.55
ConocoPhillips	6,000,000	331,320	.52
Other securities		433,927	.69
		3,330,522	5.24

Telecommunication services - 5.11%
Verizon Communications Inc.	42,960,000	1,248,418	1.97
Telefónica, SA (2)	27,042,800	613,994	.97
AT&T Inc.	19,184,621	497,649	.78
Koninklijke KPN NV (2)	31,219,757	434,529	.68
Other securities		450,857	.71
		3,245,447	5.11

Information technology - 3.44%
Microchip Technology Inc. (1)	14,128,000	430,198	.68
Intel Corp.	17,205,000	354,423	.56
Automatic Data Processing, Inc.	7,815,000	322,525	.51
Nintendo Co., Ltd. (2)	1,080,000	300,459	.47
Other securities		779,278	1.22
		2,186,883	3.44

Materials - 2.99%
E.I. du Pont de Nemours and Co.	17,115,000	696,067	1.10
Nucor Corp.	8,200,000	320,948	.51
Other securities		880,219	1.38
		1,897,234	2.99

Miscellaneous - 3.55%
Other common stocks in initial period of acquisition		2,257,038	3.55

Total common stocks (cost: $38,989,855,000)		38,590,359	60.74

			Percent
		Value	of net
Preferred stocks - 1.62%	Shares	(000)	assets

Financials - 1.50%
Fannie Mae, Series O, 0% (3) (4) (5)	3,124,329	2,031
Fannie Mae, Series S, 8.25% noncumulative (4)	1,511,450	608	.00
Freddie Mac, Series V, 5.57% (4)	368,022	145	.00
Other securities		951,948	1.50
		954,732	1.50

Miscellaneous - 0.12%
Other preferred stocks in initial period of acquisition		75,508	.12

Total preferred stocks (cost: $1,090,314,000)		1,030,240	1.62

			Percent
		Value	of net
Convertible securities - 1.38%		(000)	assets
Other - 1.05%
Other securities		665,560	1.05

Miscellaneous - 0.33%
Other convertible securities in initial period of acquisition		211,700	.33

Total convertible securities (cost: $783,625,000)		877,260	1.38

	Principal		Percent
	amount	Value	of net
Bonds & notes - 31.77%	(000)	(000)	assets

Bonds & notes of U.S. government & government agencies - 5.71%
U.S. Treasury:
3.50% 2018	$373,600	$403,428
3.625% 2019	272,250	290,232
6.25% 2023	245,000	319,458
U.S. Treasury 0.625%-8.875% 2011-2040 (6)	2,190,085	2,407,852	5.38
Fannie Mae 6.25% 2029	47,000	58,915	.09
Other securities		151,358	.24
		3,631,243	5.71

Consumer discretionary - 4.59%
Home Depot, Inc. 5.40%-5.875% 2016-2036	6,819	7,199	.01
Other securities		2,907,069	4.58
		2,914,268	4.59

Financials - 4.58%
Other securities		2,908,582	4.58

Mortgage-backed obligations (7) - 4.40%
Fannie Mae 2.634%-11.786% 2012-2047 (5)	1,223,610	1,310,017	2.06
Freddie Mac 2.718%- 11.233% 2018-2040 (5)	291,975	315,524	.50
Other securities		1,173,687	1.84
		2,799,228	4.40

Industrials - 2.32%
WMX Technologies, Inc. 7.10% 2026 (1)	10,125	11,831	.02
Other securities		1,460,060	2.30
		1,471,891	2.32

Telecommunication services - 2.22%
Verizon Communications Inc. 3.75%- 6.35% 2011-2037	113,085	125,160
ALLTEL Corp. 7.00% 2012	17,686	19,587	.23
Other securities		1,266,811	1.99
		1,411,558	2.22

Information technology - 1.66%
Other securities		1,053,962	1.66

Health care - 1.59%
Merck & Co., Inc. 4.00% 2015	3,000	3,290	.01
Other securities		1,004,824	1.58
		1,008,114	1.59

Utilities - 1.07%
Other securities		678,130	1.07

Energy - 1.06%
Shell International Finance BV 1.875%-4.00% 2013-2019	34,000	35,919	.06
Chevron Corp. 3.95%-4.95% 2014-2019	2,800	3,125	.00
Other securities		633,622	1.00
		672,666	1.06

Consumer staples - 1.02%
Other securities		651,134	1.02

Other - 1.40%
Other securities		888,011	1.40

Miscellaneous - 0.15%
Other bonds & notes in initial period of acquisition		93,711	.15

Total bonds & notes (cost: $19,343,315,000)		20,182,498	31.77

	Principal		Percent
	amount	Value	of net
Short-term securities - 3.50%	(000)	(000)	assets

Fannie Mae 0.19%-0.51% due 8/25/2010-5/2/2011	$691,311	$690,817	1.09
Freddie Mac 0.18%-0.32% due 8/3-12/7/2010	515,890	515,724	.81
U.S. Treasury Bills 0.11%-0.325% due 8/19-9/23/2010	136,100	136,085	.21
Other securities		882,637	1.39
Total short-term securities (cost: $2,224,970,000)		2,225,263	3.50

Total investment securities (cost: $62,432,079,000)		62,905,620	99.01
Other assets less liabilities		624,828	.99

Net assets		$63,530,448	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $58,770,000, which represented .09% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's affiliated-company holdings is either shown in the summary investment portfolio or included in the value of "Other securities" under the respective industry sectors. Further details on such holdings and related transactions during the year ended July 31, 2010, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 7/31/10 (000)
Waste Management, Inc.	26,835,500	1,536,000	756,500	27,615,000	$32,321	$937,529
WMX Technologies, Inc. 7.10% 2026	$10,125,000	-	-	$10,125,000	719	11,831
Waste Management, Inc. 5.00% 2014	$7,000,000	-	$7,000,000	-	239	-
Waste Management, Inc. 7.375% 2019	$7,200,000	-	$7,200,000	-	90	-
Microchip Technology Inc.	14,128,000	-	-	14,128,000	19,242	430,198
Hospitality Properties Trust	6,000,000	2,015,000	-	8,015,000	10,820	163,907
Hospitality Properties Trust 6.75% 2013	$28,915,000	-	$7,650,000	$21,265,000	2,127	22,631
Hospitality Properties Trust 6.70% 2018	$16,175,000	-	-	$16,175,000	1,088	16,866
Hospitality Properties Trust 5.625% 2017	$1,485,000	$7,000,000	-	$8,485,000	130	8,346
Hospitality Properties Trust 6.30% 2016	$2,400,000	-	-	$2,400,000	168	2,479
Hospitality Properties Trust 5.125% 2015	$2,160,000	-	-	$2,160,000	163	2,177
Hospitality Properties Trust 7.875% 2014	-	$13,000,000	$13,000,000	-	287	-
Weyerhaeuser Co.	10,728,000	-	-	10,728,000	285,579	174,008
Weyerhaeuser Co. 6.875% 2033	$2,500,000	-	$2,500,000	-	39	-
Weyerhaeuser Co. 7.375% 2032	$1,500,000	-	$1,500,000	-	25	-
First Niagara Financial Group, Inc.	9,730,000	1,920,000	-	11,650,000	4,893	156,227
First Niagara Financial Group, Inc. 6.75% 2020	-	$5,500,000	$5,500,000	-	63
Arthur J. Gallagher & Co.	5,000,000	1,000,000	-	6,000,000	7,680	152,520
FirstMerit Corp.	-	5,495,000	-	5,495,000	2,263	108,306
Georgia Gulf Corp. 9.00% 2017 (3)	-	$50,965,000	-	$50,965,000	2,797	53,959
Georgia Gulf Corp. (4)	-	2,659,046	35,900	2,623,146	-	40,265
Georgia Gulf Corp. 10.75% 2016	-	$3,385,000	-	$3,385,000	143	3,554
Georgia Gulf Corp. 10.00% convertible preferred	2,545,684	-	2,545,684	-	-	-
Georgia Gulf Corp.	113,556	18	113,574	-	-	-
Georgia Gulf Corp., Term Loan B, 10.00% 2013	$6,246,177	-	$6,246,177	-	269	-
Georgia Gulf Corp., Term Loan, Revolver, 6.50% 2011	$4,250,000	-	$4,250,000	-	88	-
Macquarie Korea Infrastructure Fund (2)	21,541,078	-	-	21,541,078	4,858	81,114
Applied Industrial Technologies, Inc.	2,738,790	-	-	2,738,790	1,643	76,686
Trustmark Corp.	-	3,257,000	-	3,257,000	1,483	71,654
Prime Infrastructure Group (2)	-	22,756,141	-	22,756,141	2,138	69,839
Clarent Hospital Corp. Liquidating Trust (2) (4)	484,684	-	-	484,684	-	19
Alexandria Real Estate Equities, Inc.(8)	2,450,000	-	2,450,000	-	1,678	-
Alexandria Real Estate Equities, Inc. 3.70% convertible notes 2027 (3) (8)	-	$14,920,000	-	$14,920,000	569	-
Alexandria Real Estate Equities, Inc. 8.00% convertible notes 2029 (8)	$463,000	-	$463,000	-	32	-
BancorpSouth, Inc. (8)	-	4,255,800	350,000	3,905,800	2,665	-
De La Rue PLC (2) (8)	6,369,718	-	1,552,100	4,817,618	4,182	-
MeadWestvaco Corp. (8)	10,600,696	-	2,780,696	7,820,000	7,719	-
					$398,200	$2,584,115

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Represents an affiliated company as defined under the Investment Company Act of 1940.
(2) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $9,172,493,000, which represented 14.44% of the net assets of the fund. This amount includes $9,076,180,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(3) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $4,672,572,000, which represented 7.35% of the net assets of the fund.

(4) Security did not produce income during the last 12 months.
(5) Coupon rate may change periodically.
(6) Index-linked bond whose principal amount moves with a government retail price index.
(7) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(8) Unaffiliated issuer at 7/31/2010.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at July 31, 2010	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $59,347,983)	$60,321,505
Affiliated issuers (cost: $3,084,096)	2,584,115	$62,905,620
Cash		380
Receivables for:
Sales of investments	255,363
Sales of fund's shares	57,637
Dividends and interest	710,531	1,023,531
		63,929,531
Liabilities:
Payables for:
Purchases of investments	257,301
Repurchases of fund's shares	86,033
Investment advisory services	18,457
Services provided by affiliates	33,928
Directors' deferred compensation	2,938
Other	426	399,083
Net assets at July 31, 2010		$63,530,448

Net assets consist of:
Capital paid in on shares of capital stock		$71,596,067
Undistributed net investment income		681,967
Accumulated net realized loss		(9,222,301)
Net unrealized appreciation		474,715
Net assets at July 31, 2010		$63,530,448

	(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 5,500,000 shares, $.001 par value (4,108,932 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$48,436,930	3,128,223	$15.48
Class B	2,420,763	157,535	15.37
Class C	5,882,122	383,645	15.33
Class F-1	1,814,776	117,398	15.46
Class F-2	460,428	29,744	15.48
Class 529-A	752,642	48,677	15.46
Class 529-B	91,568	5,944	15.41
Class 529-C	280,659	18,209	15.41
Class 529-E	35,432	2,297	15.43
Class 529-F-1	22,064	1,427	15.46
Class R-1	91,134	5,914	15.41
Class R-2	518,322	33,760	15.35
Class R-3	1,056,248	68,423	15.44
Class R-4	740,441	47,883	15.46
Class R-5	446,890	28,863	15.48
Class R-6	480,029	30,990	15.49

See Notes to Financial Statements

Statement of operations
for the year ended July 31, 2010	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $62,584;
also includes $389,177 from affiliates)	$1,955,757
Interest (includes $9,023 from affiliates)	1,499,475	$3,455,232

Fees and expenses*:
Investment advisory services	166,066
Distribution services	222,466
Transfer agent services	45,050
Administrative services	19,308
Reports to shareholders	2,792
Registration statement and prospectus	8,160
Directors' compensation	770
Auditing and legal	190
Custodian	2,325
Other	2,131	469,258
Net investment income		2,985,974

Net realized gain and unrealized appreciation
on investments and currency:
Net realized gain (loss) on:
Investments (includes $34,224 net gain from affiliates)	2,040,760
Currency transactions	(1,774)	2,038,986
Net unrealized appreciation on:
Investments	3,711,931
Currency translations	727	3,712,658
Net realized gain and unrealized appreciation
on investments and currency		5,751,644
Net increase in net assets resulting
from operations		$8,737,618

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)
	Year ended July 31
	2010	2009
Operations:
Net investment income	$2,985,974	$3,123,141
Net realized gain (loss) on investments and currency transactions	2,038,986	(11,247,294)
Net unrealized appreciation (depreciation) on investments and currency translations	3,712,658	(2,332,526)
Net increase (decrease) in net assets resulting from operations	8,737,618	(10,456,679)

Dividends paid to shareholders from net investment income	(2,671,237)	(2,991,184)

Net capital share transactions	(2,485,102)	(3,089,104)

Total increase (decrease) in net assets	3,581,279	(16,536,967)

Net assets:
Beginning of year	59,949,169	76,486,136
End of year (including undistributed
net investment income: $681,967 and $367,574, respectively)	$63,530,448	$59,949,169

See Notes to Financial Statements

Notes to financial statements

1.	Organization

The Income Fund of America, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.

On November 24, 2009, shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization is anticipated to be completed on October 1, 2010; however, the fund reserves the right to delay the implementation. Shareholders also approved amendments to the fund’s Investment Advisory and Service Agreement and amendments to and elimination of certain fundamental investment policies of the fund.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Loan transactions – The fund may enter into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Unfunded commitments – The fund may participate in transactions that involve unfunded commitments, which may obligate the fund to purchase new or additional bonds if certain contingencies are met. As of July 31, 2010, the fund’s maximum exposure of unfunded bond commitments was $10,151,000, which would represent 0.02% of the net assets of the fund should such commitments become due.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities
Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of July 31, 2010 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Industrials	$4,297,207	$964,898	(1)	$163	$5,262,268
Consumer staples	3,715,117	791,653	(1)	-	4,506,770
Financials	3,063,646	1,323,568	(1)	-	4,387,214
Utilities	2,482,250	1,845,461	(1)	-	4,327,711
Health care	3,440,087	192,407	(1)	19	3,632,513
Consumer discretionary	2,801,977	737,719	(1)	17,063	3,556,759
Energy	3,066,636	263,886	(1)	-	3,330,522
Telecommunication services	1,843,434	1,402,013	(1)	-	3,245,447
Information technology	1,654,118	532,765	(1)	-	2,186,883
Materials	1,644,051	253,183	(1)	-	1,897,234
Miscellaneous	1,475,575	781,463	(1)	-	2,257,038
Preferred stocks	103,311	926,929			1,030,240
Convertible securities	353,585	523,675		-	877,260
Bonds & notes:
Corporate bonds & notes	-	12,725,071		45,234	12,770,305
Bonds & notes of governments & government agencies outside the U.S.	-	3,631,243		-	3,631,243
Mortgage-backed obligations	-	2,778,230		20,998	2,799,228
Other	-	888,011		-	888,011
Miscellaneous	-	93,711		-	93,711
Short-term securities	-	2,225,263		-	2,225,263
Total	$29,940,994	$32,881,149		$83,477	$62,905,620

(1) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $9,076,180,000 of investment securities were classified as Level 2 instead of Level 1.

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended July 31, 2010 (dollars in thousands):

	Beginning value at 8/01/2009	Net purchases and sales	Net realized loss(2)	Net unrealized appreciation(2)	Net transfers into Level 3(3)	Ending value at 7/31/2010
Investment securities	$109,955	$(88,000)	$(19,380)	$57,555	$23,347	$83,477

Net unrealized appreciation during the period on Level 3 investment securities held at July 31, 2010 (dollars in thousands) (2):						$17,037

(2) Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.
(3) Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market risks — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Interest rate risks — The prices of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, “call” or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Credit risks — Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

High-yield bond and long maturity risks — Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. In addition, longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Risks of investing outside the U.S. — Investments in securities issued by entities based outside the U.S. may be subject to the risks described above to a greater extent and may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investments in securities issued by entities domiciled in the U.S. may also be subject to many of these risks.

5. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended July 31, 2010, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state tax authorities for tax years before 2005.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended July 31, 2010, the fund reclassified $89,000 from accumulated net realized loss to undistributed net investment income and $433,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of July 31, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed ordinary income		$704,404
Post-October currency loss deferrals (realized during the period November 1, 2009, through July 31, 2010)*		(3,084)
Capital loss carryforwards †:
Expiring 2017	$(1,328,267)
Expiring 2018	(7,892,940)	(9,221,207)
Gross unrealized appreciation on investment securities		5,102,051
Gross unrealized depreciation on investment securities		(4,650,503)
Net unrealized appreciation on investment securities		451,548
Cost of investment securities		62,454,072

* These deferrals are considered incurred in the subsequent year.
† The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

Ordinary income distributions paid to shareholders from net investment income were as follows (dollars in thousands):

	Year ended July 31
Share class	2010	2009
Class A	$2,089,796	$2,325,379
Class B	97,153	136,968
Class C	211,864	256,919
Class F-1	79,624	100,766
Class F-2	19,206	7,086
Class 529-A	29,614	28,341
Class 529-B	3,344	3,910
Class 529-C	9,321	9,875
Class 529-E	1,307	1,290
Class 529-F-1	933	884
Class R-1	3,054	3,112
Class R-2	17,811	18,615
Class R-3	40,939	42,400
Class R-4	29,998	27,738
Class R-5	19,594	24,864
Class R-6*	17,679	3,037
Total	$2,671,237	$2,991,184

*Class R-6 was offered beginning May 1, 2009.

6. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.250% on the first $500 million of daily net assets and decreasing to 0.123% on such assets in excess of $89 billion. The agreement also provides for monthly fees, accrued daily, of 2.25% of the fund’s monthly gross income. For the year ended July 31, 2010, the investment advisory services fee was $166,066,000, which was equivalent to an annualized rate of 0.261% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of July 31, 2010, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended July 31, 2010, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$114,251	$42,618	Not applicable	Not applicable	Not applicable
Class B	27,293	2,432	Not applicable	Not applicable	Not applicable
Class C	59,536	Included in administrative services	$7,443	$852	Not applicable
Class F-1	4,533		2,045	135	Not applicable
Class F-2	Not applicable		559	21	Not applicable
Class 529-A	1,497		536	68	$696
Class 529-B	963		75	23	96
Class 529-C	2,658		206	53	267
Class 529-E	164		25	3	33
Class 529-F-1	-		16	2	21
Class R-1	854		107	25	Not applicable
Class R-2	3,810		759	1,465	Not applicable
Class R-3	5,150		1,526	574	Not applicable
Class R-4	1,757		1,032	41	Not applicable
Class R-5	Not applicable		401	10	Not applicable
Class R-6	Not applicable		192	1	Not applicable
Total	$222,466	$45,050	$14,922	$3,273	$1,113

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $770,000, shown on the accompanying financial statements, includes $419,000 in current fees (either paid in cash or deferred) and a net increase of $351,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended July 31, 2010
Class A	$5,109,735	335,067	$1,909,103	124,792	$(8,765,580)	(576,354)	$(1,746,742)	(116,495)
Class B	69,078	4,576	89,100	5,865	(851,843)	(56,276)	(693,665)	(45,835)
Class C	646,265	42,774	182,915	12,069	(1,151,256)	(76,308)	(322,076)	(21,465)
Class F-1	347,380	22,812	69,299	4,536	(582,284)	(38,413)	(165,605)	(11,065)
Class F-2	195,285	12,881	12,577	824	(134,507)	(8,854)	73,355	4,851
Class 529-A	138,942	9,113	29,610	1,937	(86,396)	(5,685)	82,156	5,365
Class 529-B	5,063	333	3,344	219	(17,575)	(1,153)	(9,168)	(601)
Class 529-C	52,729	3,470	9,317	611	(46,884)	(3,100)	15,162	981
Class 529-E	7,221	475	1,307	86	(5,035)	(333)	3,493	228
Class 529-F-1	5,848	384	933	61	(5,273)	(348)	1,508	97
Class R-1	31,826	2,092	3,031	199	(25,382)	(1,678)	9,475	613
Class R-2	136,033	8,997	17,706	1,166	(145,325)	(9,616)	8,414	547
Class R-3	252,361	16,591	40,598	2,660	(268,692)	(17,679)	24,267	1,572
Class R-4	217,458	14,322	29,785	1,948	(201,984)	(13,233)	45,259	3,037
Class R-5	103,146	6,784	19,534	1,277	(110,781)	(7,299)	11,899	762
Class R-6	167,893	10,984	17,675	1,153	(8,402)	(544)	177,166	11,593
Total net increase
(decrease)	$7,486,263	491,655	$2,435,834	159,403	$(12,407,199)	(816,873)	$(2,485,102)	(165,815)

Year ended July 31, 2009
Class A	$7,205,248	549,358	$2,373,774	178,565	$(11,841,997)	(900,906)	$(2,262,975)	(172,983)
Class B	225,316	17,290	138,270	10,469	(920,167)	(70,319)	(556,581)	(42,560)
Class C	878,445	67,357	254,471	19,314	(1,801,420)	(137,322)	(668,504)	(50,651)
Class F-1	590,677	45,076	93,918	7,046	(1,108,912)	(83,595)	(424,317)	(31,473)
Class F-2	383,801	28,528	3,803	299	(49,989)	(3,934)	337,615	24,893
Class 529-A	109,544	8,299	31,358	2,373	(84,367)	(6,378)	56,535	4,294
Class 529-B	8,754	662	4,324	329	(12,210)	(936)	868	55
Class 529-C	47,175	3,597	10,888	826	(46,838)	(3,523)	11,225	900
Class 529-E	5,281	403	1,428	108	(4,485)	(340)	2,224	171
Class 529-F-1	4,831	364	975	74	(4,473)	(338)	1,333	100
Class R-1	20,173	1,525	3,405	259	(20,485)	(1,541)	3,093	243
Class R-2	144,128	11,008	20,373	1,553	(130,743)	(9,974)	33,758	2,587
Class R-3	261,898	19,795	47,120	3,570	(251,304)	(19,136)	57,714	4,229
Class R-4	257,894	19,483	30,577	2,325	(158,713)	(12,150)	129,758	9,658
Class R-5	267,248	20,467	26,549	2,013	(349,808)	(27,338)	(56,011)	(4,858)
Class R-6†	242,772	19,212	3,035	233	(646)	(48)	245,161	19,397
Total net increase
(decrease)	$10,653,185	812,424	$3,044,268	229,356	$(16,786,557)	(1,277,778)	$(3,089,104)	(235,998)

*Includes exchanges between share classes of the fund.
†Class R-6 was offered beginning May 1, 2009.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $19,385,071,000 and $22,151,400,000, respectively, during the year ended July 31, 2010.

Financial highlights (1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income to average net assets(4)
Class A:
Year ended 7/31/2010	$14.04	$.73	$1.37	$2.10	$(.66)	$-	$(.66)	$15.48	15.09%	$48,437	.61%	.61%	4.82%
Year ended 7/31/2009	16.98	.74	(2.98)	(2.24)	(.70)	-	(.70)	14.04	(12.72)	45,569	.64	.63	5.50
Year ended 7/31/2008	20.54	.87	(2.67)	(1.80)	(.91)	(.85)	(1.76)	16.98	(9.46)	58,029	.57	.54	4.53
Year ended 7/31/2007	19.33	.87	1.73	2.60	(.93)	(.46)	(1.39)	20.54	13.66	65,713	.56	.54	4.22
Year ended 7/31/2006	18.70	.81	.94	1.75	(.76)	(.36)	(1.12)	19.33	9.77	53,188	.56	.53	4.35
Class B:
Year ended 7/31/2010	13.94	.60	1.37	1.97	(.54)	-	(.54)	15.37	14.24	2,421	1.38	1.38	4.01
Year ended 7/31/2009	16.87	.63	(2.95)	(2.32)	(.61)	-	(.61)	13.94	(13.37)	2,835	1.41	1.39	4.74
Year ended 7/31/2008	20.43	.72	(2.66)	(1.94)	(.77)	(.85)	(1.62)	16.87	(10.16)	4,149	1.33	1.31	3.76
Year ended 7/31/2007	19.22	.70	1.74	2.44	(.77)	(.46)	(1.23)	20.43	12.83	5,094	1.32	1.30	3.46
Year ended 7/31/2006	18.61	.66	.93	1.59	(.62)	(.36)	(.98)	19.22	8.87	4,442	1.33	1.31	3.58
Class C:
Year ended 7/31/2010	13.91	.60	1.36	1.96	(.54)	-	(.54)	15.33	14.17	5,882	1.43	1.43	4.00
Year ended 7/31/2009	16.84	.62	(2.94)	(2.32)	(.61)	-	(.61)	13.91	(13.43)	5,637	1.45	1.44	4.69
Year ended 7/31/2008	20.39	.71	(2.65)	(1.94)	(.76)	(.85)	(1.61)	16.84	(10.22)	7,676	1.38	1.35	3.72
Year ended 7/31/2007	19.19	.69	1.73	2.42	(.76)	(.46)	(1.22)	20.39	12.80	8,911	1.37	1.35	3.41
Year ended 7/31/2006	18.58	.65	.93	1.58	(.61)	(.36)	(.97)	19.19	8.83	6,675	1.38	1.36	3.52
Class F-1:
Year ended 7/31/2010	14.02	.73	1.37	2.10	(.66)	-	(.66)	15.46	15.08	1,815	.65	.65	4.78
Year ended 7/31/2009	16.95	.74	(2.97)	(2.23)	(.70)	-	(.70)	14.02	(12.71)	1,801	.66	.65	5.49
Year ended 7/31/2008	20.52	.86	(2.68)	(1.82)	(.90)	(.85)	(1.75)	16.95	(9.56)	2,712	.61	.58	4.48
Year ended 7/31/2007	19.30	.86	1.74	2.60	(.92)	(.46)	(1.38)	20.52	13.69	3,075	.60	.57	4.18
Year ended 7/31/2006	18.68	.80	.93	1.73	(.75)	(.36)	(1.11)	19.30	9.68	1,957	.60	.57	4.30
Class F-2:
Year ended 7/31/2010	14.04	.77	1.36	2.13	(.69)	-	(.69)	15.48	15.31	460	.42	.42	5.04
Year ended 7/31/2009	16.91	.68	(2.82)	(2.14)	(.73)	-	(.73)	14.04	(12.19)	350	.44	.43	5.39
Class 529-A:
Year ended 7/31/2010	14.03	.73	1.35	2.08	(.65)	-	(.65)	15.46	14.95	753	.69	.69	4.77
Year ended 7/31/2009	16.96	.73	(2.96)	(2.23)	(.70)	-	(.70)	14.03	(12.72)	608	.70	.68	5.44
Year ended 7/31/2008	20.52	.85	(2.66)	(1.81)	(.90)	(.85)	(1.75)	16.96	(9.55)	662	.65	.63	4.46
Year ended 7/31/2007	19.31	.85	1.73	2.58	(.91)	(.46)	(1.37)	20.52	13.57	655	.65	.63	4.14
Year ended 7/31/2006	18.68	.80	.94	1.74	(.75)	(.36)	(1.11)	19.31	9.70	452	.63	.61	4.27
Class 529-B:
Year ended 7/31/2010	13.98	.59	1.37	1.96	(.53)	-	(.53)	15.41	14.10	92	1.49	1.49	3.92
Year ended 7/31/2009	16.92	.62	(2.96)	(2.34)	(.60)	-	(.60)	13.98	(13.47)	91	1.51	1.50	4.63
Year ended 7/31/2008	20.47	.69	(2.65)	(1.96)	(.74)	(.85)	(1.59)	16.92	(10.25)	110	1.46	1.43	3.65
Year ended 7/31/2007	19.26	.68	1.73	2.41	(.74)	(.46)	(1.20)	20.47	12.71	117	1.45	1.43	3.34
Year ended 7/31/2006	18.65	.64	.92	1.56	(.59)	(.36)	(.95)	19.26	8.71	92	1.47	1.44	3.44
Class 529-C:
Year ended 7/31/2010	13.99	.60	1.35	1.95	(.53)	-	(.53)	15.41	14.04	281	1.48	1.48	3.97
Year ended 7/31/2009	16.93	.62	(2.96)	(2.34)	(.60)	-	(.60)	13.99	(13.45)	241	1.50	1.49	4.63
Year ended 7/31/2008	20.49	.70	(2.67)	(1.97)	(.74)	(.85)	(1.59)	16.93	(10.29)	276	1.45	1.43	3.66
Year ended 7/31/2007	19.27	.69	1.74	2.43	(.75)	(.46)	(1.21)	20.49	12.77	285	1.45	1.42	3.35
Year ended 7/31/2006	18.65	.64	.93	1.57	(.59)	(.36)	(.95)	19.27	8.77	201	1.46	1.43	3.45
Class 529-E:
Year ended 7/31/2010	14.00	.68	1.36	2.04	(.61)	-	(.61)	15.43	14.66	35	.97	.97	4.49
Year ended 7/31/2009	16.93	.68	(2.95)	(2.27)	(.66)	-	(.66)	14.00	(12.98)	29	1.00	.98	5.14
Year ended 7/31/2008	20.49	.79	(2.66)	(1.87)	(.84)	(.85)	(1.69)	16.93	(9.83)	32	.94	.92	4.17
Year ended 7/31/2007	19.28	.79	1.73	2.52	(.85)	(.46)	(1.31)	20.49	13.27	32	.94	.91	3.86
Year ended 7/31/2006	18.66	.74	.93	1.67	(.69)	(.36)	(1.05)	19.28	9.32	23	.94	.92	3.96

Class 529-F-1:
Year ended 7/31/2010	$14.03	$.76	$1.35	$2.11	$(.68)	$-	$(.68)	$15.46	15.19%	$22	.47%	.47%	4.99%
Year ended 7/31/2009	16.96	.75	(2.96)	(2.21)	(.72)	-	(.72)	14.03	(12.56)	19	.50	.48	5.64
Year ended 7/31/2008	20.52	.89	(2.66)	(1.77)	(.94)	(.85)	(1.79)	16.96	(9.35)	21	.44	.42	4.67
Year ended 7/31/2007	19.30	.90	1.73	2.63	(.95)	(.46)	(1.41)	20.52	13.87	20	.44	.41	4.37
Year ended 7/31/2006	18.68	.83	.93	1.76	(.78)	(.36)	(1.14)	19.30	9.85	10	.44	.42	4.46
Class R-1:
Year ended 7/31/2010	13.99	.61	1.35	1.96	(.54)	-	(.54)	15.41	14.10	91	1.44	1.44	4.03
Year ended 7/31/2009	16.92	.62	(2.95)	(2.33)	(.60)	-	(.60)	13.99	(13.36)	74	1.46	1.44	4.68
Year ended 7/31/2008	20.48	.71	(2.67)	(1.96)	(.75)	(.85)	(1.60)	16.92	(10.25)	86	1.39	1.37	3.73
Year ended 7/31/2007	19.27	.70	1.72	2.42	(.75)	(.46)	(1.21)	20.48	12.75	75	1.41	1.39	3.41
Year ended 7/31/2006	18.65	.64	.94	1.58	(.60)	(.36)	(.96)	19.27	8.79	37	1.45	1.41	3.46
Class R-2:
Year ended 7/31/2010	13.93	.60	1.35	1.95	(.53)	-	(.53)	15.35	14.10	518	1.47	1.47	3.97
Year ended 7/31/2009	16.86	.61	(2.95)	(2.34)	(.59)	-	(.59)	13.93	(13.54)	463	1.56	1.54	4.58
Year ended 7/31/2008	20.42	.70	(2.66)	(1.96)	(.75)	(.85)	(1.60)	16.86	(10.26)	516	1.44	1.42	3.66
Year ended 7/31/2007	19.22	.69	1.72	2.41	(.75)	(.46)	(1.21)	20.42	12.73	539	1.44	1.39	3.38
Year ended 7/31/2006	18.60	.64	.94	1.58	(.60)	(.36)	(.96)	19.22	8.83	379	1.52	1.40	3.48
Class R-3:
Year ended 7/31/2010	14.01	.68	1.35	2.03	(.60)	-	(.60)	15.44	14.63	1,056	.99	.99	4.45
Year ended 7/31/2009	16.94	.68	(2.95)	(2.27)	(.66)	-	(.66)	14.01	(12.99)	936	1.00	.99	5.14
Year ended 7/31/2008	20.50	.79	(2.66)	(1.87)	(.84)	(.85)	(1.69)	16.94	(9.83)	1,061	.95	.93	4.16
Year ended 7/31/2007	19.29	.79	1.73	2.52	(.85)	(.46)	(1.31)	20.50	13.26	978	.94	.92	3.86
Year ended 7/31/2006	18.67	.73	.93	1.66	(.68)	(.36)	(1.04)	19.29	9.29	579	.96	.94	3.94
Class R-4:
Year ended 7/31/2010	14.03	.72	1.36	2.08	(.65)	-	(.65)	15.46	14.95	740	.68	.68	4.77
Year ended 7/31/2009	16.96	.72	(2.95)	(2.23)	(.70)	-	(.70)	14.03	(12.72)	629	.70	.69	5.43
Year ended 7/31/2008	20.53	.85	(2.68)	(1.83)	(.89)	(.85)	(1.74)	16.96	(9.56)	597	.66	.63	4.49
Year ended 7/31/2007	19.31	.85	1.74	2.59	(.91)	(.46)	(1.37)	20.53	13.57	451	.65	.63	4.15
Year ended 7/31/2006	18.69	.79	.93	1.72	(.74)	(.36)	(1.10)	19.31	9.60	255	.66	.64	4.22
Class R-5:
Year ended 7/31/2010	14.04	.77	1.37	2.14	(.70)	-	(.70)	15.48	15.36	447	.38	.38	5.07
Year ended 7/31/2009	16.97	.76	(2.96)	(2.20)	(.73)	-	(.73)	14.04	(12.53)	395	.40	.38	5.72
Year ended 7/31/2008	20.54	.91	(2.68)	(1.77)	(.95)	(.85)	(1.80)	16.97	(9.26)	559	.36	.33	4.80
Year ended 7/31/2007	19.32	.91	1.74	2.65	(.97)	(.46)	(1.43)	20.54	13.94	350	.36	.33	4.42
Year ended 7/31/2006	18.70	.85	.93	1.78	(.80)	(.36)	(1.16)	19.32	9.92	168	.36	.34	4.56
Class R-6:
Year ended 7/31/2010	14.05	.79	1.35	2.14	(.70)	-	(.70)	15.49	15.40	480	.33	.33	5.20
Period from 5/1/2009 to 7/31/2009	12.55	.19	1.48	1.67	(.17)	-	(.17)	14.05	13.42	272	.09	.09	1.45

	Year ended July 31
	2010	2009	2008	2007	2006
Portfolio turnover rate for all classes of shares	35%	49%	38%	32%	35%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
The Income Fund of America, Inc.:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio and the summary investment portfolio, of The Income Fund of America, Inc. (the “Fund”), as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Income Fund of America, Inc. as of July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California
September 7, 2010

The Income Fund of America

Part C
Other Information

Item 28.                 Exhibits for Registration Statement (1940 Act No. 811-01880 and 1933 Act. No. 002-33371)

(a)	Articles of Incorporation – Certificate of Trust filed 8/20/09 and Agreement and Declaration of Trust dated 8/20/09

(b)	By-laws – By-laws

(c)	Instruments Defining Rights of Security Holders – None

(d)	Investment Advisory Contracts – Investment Advisory and Service Agreement dated 10/1/10

(e)
Underwriting Contracts – Form of Principal Underwriting Agreement dated 10/1/10; Form of Selling Group Agreement effective 3/1/10; Form of Bank/Trust Company Selling Group Agreement effective 3/1/10; Form of Class F Share Participation Agreement effective 3/1/10; and Form of Bank/Trust Company Participation Agreement for Class F Shares effective 3/1/10

(f)	Bonus or Profit Sharing Contracts – Deferred Compensation Plan effective 8/7/09

(g)	Custodian Agreements – Form of Global Custody Agreement dated 12/21/06 – previously filed (see P/E Amendment No. 64 filed 9/28/07)

(h)
Other Material Contracts – Form of Shareholder Services Agreement dated 10/1/10; Form of Indemnification Agreement; Form of Administrative Services Agreement dated 10/1/10; and Form of Agreement and Plan of Reorganization dated 8/24/09

(i)	Legal Opinion – Legal Opinion

(j)	Other Opinions – Consent of Independent Registered Public Accounting Firm

(k)        Omitted financial statements - none

(l)	Initial capital agreements - not applicable to this filing

(m)	Rule 12b-1 Plan – Forms of Plans of Distribution for Classes A, B, C, F-1, 529-A, 529-B, 529-C, 529-E, 529-F-1 and R-1, R-2, R-3 and R-4 dated 10/1/10

(n)	Rule 18f-3 Plan – Form of Multiple Class Plan dated 10/1/10

(o)        Reserved

(p)	Code of Ethics – Code of Ethics for The Capital Group Companies dated June 2010; and Code of Ethics for Registrant dated December 2005

Item 29.                      Persons Controlled by or under Common Control with the Fund

None

Item 30.                      Indemnification

The Registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policies, which insure its officers and trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

Article 8 of the Registrant's Declaration of Trust as well as the indemnification agreements that the Registrant has entered into with each of its trustees who is not an “interested person” of the Registrant (as defined under the Investment Company Act of 1940, as amended), provide in effect that the Registrant will indemnify its officers and trustees against any liability or expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Registrant, to the fullest extent permitted by applicable law, subject to certain conditions.  In accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940, as amended, and their respective terms, these provisions do not protect any person against any liability to the Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940, as amended, and Release Nos. 7221 (June 9, 1972) and 11330 (September 4, 1980).

Item 31.                      Business and Other Connections of the Investment Adviser

None

The Income Fund of America - Page C-

Item 32.                      Principal Underwriters

(a)           American Funds Distributors, Inc. is the Principal Underwriter of shares of: AMCAP Fund, American Balanced Fund, American Funds Fundamental Investors, The American Funds Income Series, American Funds Money Market Fund, American Funds Short-Term Tax-Exempt Bond Fund, American Funds Target Date Retirement Series, Inc., The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Capital Private Client Services Funds, Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., Emerging Markets Growth Fund, Inc., Endowments, EuroPacific Growth Fund, The Growth Fund of America, Inc., The Income Fund of America, Intermediate Bond Fund of America, International Growth and Income Fund, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., Short-Term Bond Fund of America, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc. and Washington Mutual Investors Fund

(b)

	(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	David L. Abzug	Vice President	None
IRV	Laurie M. Allen	Senior Vice President	None
LAO	William C. Anderson	Senior Vice President	None
LAO	Robert B. Aprison	Senior Vice President	None
LAO	T. Patrick Bardsley	Regional Vice President	None
LAO	Shakeel A. Barkat	Vice President	None
IRV	Carl R. Bauer	Vice President	None
LAO	Roger J. Bianco, Jr.	Regional Vice President	None
LAO	John A. Blanchard	Senior Vice President	None
LAO	Gerard M. Bockstie, Jr.	Regional Vice President	None
LAO	Jonathan W. Botts	Vice President	None
LAO	Bill Brady	Director, Senior Vice President	None
LAO	Mick L. Brethower	Senior Vice President	None
LAO	C. Alan Brown	Vice President	None
IRV	William H. Bryan	Regional Vice President	None
LAO	Sheryl M. Burford	Assistant Vice President	None
LAO	Steven Calabria	Vice President	None
LAO	Thomas E. Callahan	Regional Vice President	None
LAO	Damian F. Carroll	Director, Senior Vice President	None
LAO	James D. Carter	Vice President	None
LAO	Brian C. Casey	Senior Vice President	None
LAO	Victor C. Cassato	Senior Vice President	None
LAO	Christopher J. Cassin	Senior Vice President	None
LAO	Denise M. Cassin	Director, Senior Vice President and Director of Intermediary Relations	None
LAO	David D. Charlton	Director, Senior Vice President and Director of Marketing	None
LAO	Thomas M. Charon	Vice President	None
LAO	Paul A. Cieslik	Vice President	None
LAO	Kevin G. Clifford	Director, President and Chief Executive Officer	None
LAO	Ruth M. Collier	Senior Vice President	None
LAO	Charles H. Cote	Regional Vice President	None
SNO	Kathleen D. Cox	Vice President	None
LAO	Michael D. Cravotta	Assistant Vice President	None
LAO	Joseph G. Cronin	Vice President	None
LAO	D. Erick Crowdus	Regional Vice President	None
LAO	William F. Daugherty	Senior Vice President	None
LAO	Peter J. Deavan	Regional Vice President	None
LAO	Daniel J. Delianedis	Senior Vice President	None
LAO	James W. DeLouise	Assistant Vice President	None
LAO	James A. DePerno, Jr.	Senior Vice President	None
LAO	Bruce L. DePriester	Director, Senior Vice President, Treasurer and Controller	None
LAO	Dianne M. Dexter	Assistant Vice President	None
LAO	Thomas J. Dickson	Vice President	None
NYO	Dean M. Dolan	Vice President	None
LAO	Hedy B. Donahue	Assistant Vice President	None
LAO	Michael J. Downer	Director	None
LAO	Craig A. Duglin	Vice President	None
LAO	Timothy L. Ellis	Senior Vice President	None
LAO	Lorna Fitzgerald	Vice President	None
LAO	William F. Flannery	Vice President	None
LAO	John R. Fodor	Director, Executive Vice President	None
SNO	Michael J. Franchella	Assistant Vice President	None
LAO	Charles L. Freadhoff	Vice President	None
LAO	Daniel B. Frick	Senior Vice President	None
LAO	J. Christopher Gies	Senior Vice President	None
LAO	David M. Givner	Secretary	None
LAO	Jack E. Goldin	Vice President	None
LAO	Earl C. Gottschalk	Vice President	None
LAO	Jeffrey J. Greiner	Director, Senior Vice President	None
LAO	Eric M. Grey	Senior Vice President	None
NYO	Maura S. Griffin	Assistant Vice President	None
LAO	Christopher M. Guarino	Senior Vice President	None
IRV	Steven Guida	Director, Senior Vice President	None
LAO	Derek S. Hansen	Vice President	None
LAO	Robert J. Hartig, Jr.	Vice President	None
LAO	Craig W. Hartigan	Regional Vice President	None
LAO	Russell K. Holliday	Vice President	None
LAO	Heidi Horwitz-Marcus	Vice President	None
LAO	Kevin B. Hughes	Vice President	None
LAO	Marc Ialeggio	Vice President	None
HRO	Jill Jackson-Chavis	Vice President	None
IND	David K. Jacocks	Assistant Vice President	None
LAO	Linda Johnson	Vice President	None
GVO-1	Joanna F. Jonsson	Director	Vice President
LAO	Marc J. Kaplan	Vice President	None
LAO	John P. Keating	Senior Vice President	None
LAO	Brian G. Kelly	Vice President	None
LAO	Ryan C. Kidwell	Regional Vice President	None
LAO	Mark Kistler	Regional Vice President	None
NYO	Dorothy Klock	Senior Vice President	None
IRV	Elizabeth K. Koster	Vice President	None
LAO	Christopher F. Lanzafame	Vice President	None
IRV	Laura Lavery	Vice President	None
LAO	R. Andrew LeBlanc	Senior Vice President	None
LAO	Clay M. Leveritt	Regional Vice President	None
LAO	Susan B. Lewis	Assistant Vice President	None
LAO	T. Blake Liberty	Vice President	None
LAO	Lorin E. Liesy	Vice President	None
LAO	Louis K. Linquata	Senior Vice President	None
LAO	Brendan T. Mahoney	Senior Vice President	None
LAO	Nathan G. Mains	Regional Vice President	None
LAO	Paul R. Mayeda	Assistant Vice President	None
LAO	Eleanor P. Maynard	Vice President	None
LAO	Joseph A. McCreesh, III	Regional Vice President	None
LAO	Will McKenna	Vice President	None
LAO	Scott M. Meade	Senior Vice President	None
LAO	Daniel P. Melehan	Regional Vice President	None
LAO	William T. Mills	Regional Vice President	None
LAO	James R. Mitchell III	Regional Vice President	None
LAO	Charles L. Mitsakos	Vice President	None
LAO	Linda M. Molnar	Vice President	None
LAO	Monty L. Moncrief	Vice President	None
LAO	David H. Morrison	Vice President	None
LAO	Andrew J. Moscardini	Vice President	None
LAO	Brian D. Munson	Regional Vice President	None
LAO	Jon Christian Nicolazzo	Regional Vice President	None
LAO	Jack Nitowitz	Assistant Vice President	None
LAO	William E. Noe	Senior Vice President	None
LAO	Matthew P. O’Connor	Senior Vice President	None
LAO	Jonathan H. O’Flynn	Regional Vice President	None
LAO	Eric P. Olson	Senior Vice President	None
LAO	Jeffrey A. Olson	Vice President	None
LAO	Thomas A. O’Neil	Vice President	None
LAO	Shawn M. O’Sullivan	Regional Vice President	None
LAO	W. Burke Patterson, Jr.	Vice President	None
LAO	Gary A. Peace	Senior Vice President	None
LAO	Samuel W. Perry	Vice President	None
LAO	David K. Petzke	Senior Vice President	None
IRV	John H. Phelan, Jr.	Director	None
LAO	John Pinto	Vice President	None
LAO	Carl S. Platou	Senior Vice President	None
LAO	Charles R. Porcher	Regional Vice President	None
LAO	Julie K. Prather	Vice President	None
SNO	Richard P. Prior	Vice President	None
LAO	Steven J. Quagrello	Regional Vice President	None
LAO	Mike Quinn	Vice President	None
SNO	John P. Raney	Assistant Vice President	None
LAO	James P. Rayburn	Vice President	None
LAO	Rene M. Reincke	Vice President	None
LAO	Steven J. Reitman	Senior Vice President	None
LAO	Jeffrey Robinson	Vice President	None
LAO	Suzette M. Rothberg	Regional Vice President	None
LAO	James F. Rothenberg	Non-Executive Chairman and Director	None
LAO	Romolo D. Rottura	Vice President	None
LAO	William M. Ryan	Vice President	None
LAO	Dean B. Rydquist	Director, Senior Vice President and Chief Compliance Officer	None
LAO	Richard A. Sabec, Jr.	Vice President	None
LAO	Paul V. Santoro	Senior Vice President	None
LAO	Joseph D. Scarpitti	Senior Vice President	None
IRV	MaryAnn Scarsone	Assistant Vice President	None
LAO	Kim D. Schmidt	Assistant Vice President	None
LAO	Shane D. Schofield	Vice President	None
LAO	David L. Schroeder	Assistant Vice President	None
LAO	James J. Sewell III	Regional Vice President	None
LAO	Arthur M. Sgroi	Senior Vice President	None
LAO	Steven D. Shackelford	Regional Vice President	None
LAO	Michael J. Sheldon	Vice President	None
LAO	Daniel S. Shore	Senior Vice President	None
LAO	Brad Short	Vice President	None
LAO	Nathan W. Simmons	Regional Vice President	None
LAO	Connie F. Sjursen	Vice President	None
LAO	Jerry L. Slater	Senior Vice President	None
SNO	Stacy D. Smolka	Assistant Vice President	None
LAO	J. Eric Snively	Vice President	None
LAO	Therese L. Soullier	Vice President	None
LAO	Kristen J. Spazafumo	Vice President	None
LAO	Mark D. Steburg	Vice President	None
LAO	Michael P. Stern	Vice President	None
LAO	Brad Stillwagon	Vice President	None
LAO	Craig R. Strauser	Senior Vice President	None
LAO	Libby J. Syth	Vice President	None
LAO	Drew W. Taylor	Senior Vice President	None
LAO	Gary J. Thoma	Vice President	None
LAO	Cynthia M. Thompson	Senior Vice President	None
LAO	David R. Therrien	Assistant Vice President	None
LAO	John B. Thomas	Regional Vice President	None
LAO	Mark R. Threlfall	Regional Vice President	None
LAO	David Tippets	Regional Vice President	None
IND	James P. Toomey	Vice President	None
LAO	Luke N. Trammell	Regional Vice President	None
IND	Christopher E. Trede	Vice President	None
LAO	Scott W. Ursin-Smith	Senior Vice President	None
SNO	Cindy Vaquiax	Vice President	None
LAO	Srinkanth Vemuri	Regional Vice President	None
LAO	J. David Viale	Senior Vice President	None
DCO	Bradley J. Vogt	Director	None
LAO	Sherrie S. Walling	Assistant Vice President	None
SNO	Chris L. Wammack	Assistant Vice President	None
LAO	Thomas E. Warren	Senior Vice President	None
LAO	Gregory J. Weimer	Senior Vice President	None
SFO	Gregory W. Wendt	Director	None
LAO	George J. Wenzel	Senior Vice President	None
LAO	Jason M. Weybrecht	Vice President	None
LAO	Brian E. Whalen	Vice President	None
LAO	William C. Whittington	Regional Vice President	None
LAO	N. Dexter Williams, Jr.	Senior Vice President	None
LAO	Andrew L. Wilson	Vice President	None
LAO	Steven C. Wilson	Vice President	None
LAO	Timothy J. Wilson	Director, Senior Vice President and National Sales Manager	None
LAO	Kurt A. Wuestenberg	Vice President	None
LAO	Jason P. Young	Vice President	None
LAO	Jonathan A. Young	Vice President	None

__________
DCO	Business Address, 3000 K Street N.W., Suite 230, Washington, DC 20007-5140
GVO-1	Business Address, 3 Place des Bergues, 1201 Geneva, Switzerland
HRO	Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
IND	Business Address, 12811 North Meridian Street, Carmel, IN 46032
IRV	Business Address, 6455 Irvine Center Drive, Irvine, CA 92618
LAO	Business Address, 333 South Hope Street, Los Angeles, CA 90071
LAO-W	Business Address, 11100 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025
NYO	Business Address, 630 Fifth Avenue, 36th Floor, New York, NY 10111
SFO	Business Address, One Market, Steuart Tower, Suite 1800, San Francisco, CA 94105
SNO	Business Address, 3500 Wiseman Boulevard, San Antonio, TX 78251

(c)           None

Item 33.                      Location of Accounts and Records

Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of the Registrant’s investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071; 6455 Irvine Center Drive, Irvine, California 92618; and/or 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant's records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 6455 Irvine Center Drive, Irvine, California 92618; 12811 North Meridian Street, Carmel, Indiana 46032; 10001 North 92nd Street, Suite 100, Scottsdale, Arizona 85258; 3500 Wiseman Boulevard, San Antonio, Texas 78251; and 5300 Robin Hood Road, Norfolk, VA  23513.

Registrant's records covering portfolio transactions are maintained and kept by its custodian, JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070.

Item 34.                      Management Services

None

Item 35.                      Undertakings

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City and County of San Francisco, and State of California on the 29th day of September, 2010.

THE INCOME FUND OF AMERICA

By:	/s/ Patrick F. Quan
(Patrick F. Quan, Secretary)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below on September 29, 2010, by the following persons in the capacities indicated.

	Signature	Title
(1)	Principal Executive Officer:
	/s/ Hilda L. Applbaum	Vice Chairman of the Board
(Hilda L. Applbaum)

(2)	Principal Financial Officer and Principal Accounting Officer:
	/s/ Jennifer M. Buchheim	Treasurer
(Jennifer M. Buchheim)

(3)	Trustees:
	Mary Jane Elmore*	Trustee
	Robert A. Fox*	Chairman of the Board (Independent and Non-Executive)
	Leonade D. Jones*	Trustee
	William D. Jones*	Trustee
	John M. Lillie*	Trustee
	John G. McDonald*	Trustee
	James J. Postl*	Trustee
	Henry E. Riggs*	Trustee
	Isaac Stein*	Trustee
*By: /s/ Patrick F. Quan
(Patrick F. Quan, pursuant to a power of attorney filed herewith)

Counsel represents that the amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

/s/ Katherine H. Newhall
Katherine H. Newhall, Counsel

POWER OF ATTORNEY

I, Mary Jane Elmore, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Patrick F. Quan Kimberly S. Verdick Steven I. Koszalka Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr. Courtney R. Taylor	Jennifer M. Buchheim

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 5th day of March, 2010.
    (City, State)

/s/ Mary Jane Elmore
Mary Jane Elmore, Board member

POWER OF ATTORNEY

I, Robert A. Fox, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	EuroPacific Growth Fund (File No. 002-83847, File No. 811-03734)
-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	New Perspective Fund (File No. 002-47749, File No. 811-02333)
-	American Funds New World Fund (File No. 333-67455, File No. 811-09105)
-	SMALLCAP World Fund (File No. 033-32785, File No. 811-05888)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Patrick F. Quan Kimberly S. Verdick Steven I. Koszalka Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr. Courtney R. Taylor	Jennifer M. Buchheim Bryan K. Nielsen Jeffrey P. Regal Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 5th day of March, 2010.
    (City, State)

/s/ Robert A. Fox
Robert A. Fox, Board member

POWER OF ATTORNEY

I, Leonade D. Jones, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	SMALLCAP World Fund (File No. 033-32785, File No. 811-05888)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Patrick F. Quan Kimberly S. Verdick Steven I. Koszalka Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr. Courtney R. Taylor	Jennifer M. Buchheim Jeffrey P. Regal Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 5th day of March, 2010.
    (City, State)

/s/ Leonade D. Jones
Leonade D. Jones, Board member

POWER OF ATTORNEY

I, William D. Jones, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	AMCAP Fund (File No. 002-26516, File No. 811-01435)
-	American Mutual Fund (File No. 002-10607, File No. 811-00572)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	The Investment Company of America (File No. 002-10811, File No. 811-00116)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Patrick F. Quan Kimberly S. Verdick Steven I. Koszalka Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr. Courtney R. Taylor	Jennifer M. Buchheim Karl C. Grauman Carmelo Spinella

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 5th day of March, 2010.
    (City, State)

/s/ William D. Jones
William D. Jones, Board member

POWER OF ATTORNEY

I, John M. Lillie, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Patrick F. Quan Kimberly S. Verdick Steven I. Koszalka Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr. Courtney R. Taylor	Jennifer M. Buchheim

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 5th day of March, 2010.
    (City, State)

/s/ John M. Lillie
John M. Lillie, Board member

POWER OF ATTORNEY

I, John G. McDonald, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	AMCAP Fund (File No. 002-26516, File No. 811-01435)
-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Mutual Fund (File No. 002-10607, File No. 811-00572)
-	EuroPacific Growth Fund (File No. 002-83847, File No. 811-03734)
-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	The Investment Company of America (File No. 002-10811, File No. 811-00116)
-	New Perspective Fund (File No. 002-47749, File No. 811-02333)
-	American Funds New World Fund (File No. 333-67455, File No. 811-09105)
-	SMALLCAP World Fund (File No. 033-32785, File No. 811-05888)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Patrick F. Quan Kimberly S. Verdick Steven I. Koszalka Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr. Courtney R. Taylor	Jennifer M. Buchheim Karl C. Grauman Bryan K. Nielsen Jeffrey P. Regal Carmelo Spinella Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 5th day of March, 2010.
    (City, State)

/s/ John G. McDonald
John G. McDonald, Board member

POWER OF ATTORNEY

I, James J. Postl, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Patrick F. Quan Kimberly S. Verdick Steven I. Koszalka Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr. Courtney R. Taylor	Jennifer M. Buchheim

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 5th day of March, 2010.
    (City, State)

/s/ James J. Postl
James J. Postl, Board member

POWER OF ATTORNEY

I, Henry E. Riggs, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Patrick F. Quan Kimberly S. Verdick Steven I. Koszalka Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr. Courtney R. Taylor	Jennifer M. Buchheim Jeffrey P. Regal

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 5th day of March, 2010.
    (City, State)

/s/ Henry E. Riggs
Henry E. Riggs, Board member

POWER OF ATTORNEY

I, Isaac Stein, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Patrick F. Quan Kimberly S. Verdick Steven I. Koszalka Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr. Courtney R. Taylor	Jennifer M. Buchheim

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 5th day of March, 2010.
    (City, State)

/s/ Isaac Stein
Isaac Stein, Board member